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                                            hours per response. . . . . . . 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-7874
                                  ---------------------------------------------
     One Group Investment Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    1111 Polaris Parkway, Columbus, OH                           43271-1235
-------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip code)

                    One Group Administrative Services, Inc.,
                    1111 Polaris Parkway, Columbus, OH 43240
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    1-800-480-4111
                                                   ----------------------------

Date of fiscal year end:    December 31, 2003
                         --------------------------------

Date of reporting period:   January 1, 2003 through December 31, 2003
                          ---------------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                                    [ONE GROUP INVESTMENTS LOGO]


    ANNUAL REPORT

    Twelve Months Ended December 31,2003

          One Group

             INVESTMENT TRUST

          Mid Cap Growth Portfolio
          Mid Cap Value Portfolio
          Diversified Mid Cap Portfolio
          Large Cap Growth Portfolio
          Diversified Equity Portfolio
          Equity Index Portfolio
          Balanced Portfolio
          Bond Portfolio
          Government Bond Portfolio

NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

ONE GROUP INVESTMENT TRUST
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Portfolio Performance Review ...............................    2

Schedules of Portfolio Investments .........................   20

Statements of Assets and Liabilities .......................   66

Statements of Operations ...................................   68

Statements of Changes in Net Assets ........................   70

Financial Highlights .......................................   74

Notes to Financial Statements ..............................   76

Report of Independent Auditors .............................   82

Trustees ...................................................   83

Officers ...................................................   84

Schedule of Shareholder Expenses ...........................   85


ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 2

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Rick Jandrain, a member of the equity growth team, Carol R. Miller, CFA and managing director of the equity growth team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2003, the Mid Cap Growth Portfolio posted a total return of 27.15%.

WHAT CONTRIBUTED TO THE STRONG MARKET TURNAROUND?
A strong economy helped fuel a strong stock market, beginning in mid-March and continuing through the end of 2003. Against a backdrop of better economic growth, business trends improved, which pushed corporate earnings higher. Consumer and capital spending, industrial production, manufacturing and housing sales all were better than expected throughout the year.

Although the market rebound was strong and widespread, lower-quality and lower-capitalization stocks outperformed higher-quality stocks throughout the year. Encouraged by the accelerating economy, investors had the confidence to take on higher levels of risk, favoring stocks and sectors that had suffered severely during the bear market.

HOW DID THIS CLIMATE INFLUENCE YOUR STRATEGIES AND PERFORMANCE DURING THE YEAR? We maintained a high growth profile throughout the year, focusing on mid-cap companies with a bias toward more predictable, consistent growth potential. In hindsight, given the economy was so strong, we would have liked to have more of a cyclical edge. Stocks with significant leverage to the economy--particularly those in the technology sector--saw their earnings accelerate at a higher rate than the traditional growth stocks we emphasized.

In addition, our strategy of maintaining a higher-quality and larger-capitalization orientation was a bit of a drag on relative performance. Nevertheless, we believe maintaining these characteristics may be better for the portfolio's longer-term performance potential.

HOW HAVE YOU POSITIONED THE PORTFOLIO FOR THE MONTHS AHEAD?
Because we are more confident in the economy and believe the bear market is behind us, we started positioning the portfolio more offensively. As such, by the end of 2003 we reduced exposure to some of the portfolio's more stable names in the financials, consumer and health care sectors and moved into areas we believe may offer better economic leverage, including industrial commodities, metals and technology. Although we expect housing activity may slow down and refinance activity may cool off, we believe the consumer may continue to spend, albeit at a slightly more moderate rate. This explains our reduction in the financials and consumer areas. We remain somewhat cautious toward technology, though, due to valuation concerns.

In addition, we continue to hold many of our more consistent growth stocks in the health care and the consumer sectors. Our focus remains biased toward companies that we believe offer high returns on equity, strong balance sheets and market-leading positions within their industries. Although valuations are not cheap, we believe many mid-cap growth stocks continue to offer attractive investment opportunities, given the strong economic backdrop, low interest rates and low inflation.

Top 10 Holdings(1)
 1.  Affiliated Computer
     Services, Inc., Class
     A......................  1.6%
 2.  Coach, Inc. ...........  1.6%
 3.  New York Community
     Bancorp, Inc. .........  1.6%
 4.  Gilead Sciences,
     Inc. ..................  1.4%
 5.  Legg Mason, Inc. ......  1.3%
 6.  Ross Stores, Inc. .....  1.3%
 7.  Microchip Technology,
     Inc. ..................  1.3%
 8.  Murphy Oil Corp. ......  1.3%
 9.  XTO Energy, Inc. ......  1.2%
10.  Whole Foods Market,
     Inc....................  1.2%

Portfolio Allocation(1)
Common Stocks.............  94.6%
Investment Companies......   4.7%
Repurchase Agreements.....   0.2%
Other Assets in excess of
  Liabilities.............   0.5%

Top 5 Industries(1)
 1.  Electronic
     Technology.............  14.5%
 2.  Health Technology......  10.5%
 3.  Consumer Services......   9.4%
 4.  Technology.............   9.0%
 5.  Finance................   9.0%

--------------------------------------------------------------------------------

(1) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on net assets.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[GRAPH]                   Value of $10,000 Investment

                                                                                                   S&P MIDCAP 400/BARRA GROWTH
                                                                  MID CAP GROWTH PORTFOLIO                    INDEX
                                                                  ------------------------         ---------------------------
8/94                                                                       10000                              10000
12/94                                                                       9700                              10316
12/95                                                                      12033                              13132
12/96                                                                      13919                              15550
12/97                                                                      18068                              20241
12/98                                                                      25082                              27297
12/99                                                                      31458                              35141
12/00                                                                      33279                              38360
12/01                                                                      29735                              35302
12/02                                                                      23749                              28533
12/03                                                                      30197                              37367

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

-----------------------------------------------------------------------------------------------------------------------
                                                                   1 Year        5 Year        Since Inception (8/1/94)
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Growth Portfolio                                          27.15%        3.78%                 12.45%
-----------------------------------------------------------------------------------------------------------------------
  S&P MidCap 400/BARRA Growth Index                                 30.96%        6.48%                 14.36%
-----------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Growth Portfolio is measured against the S&P Midcap 400/BARRA Growth Index, an unmanaged index representing the performance of the lowest price-to-book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 4

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Tim Drake, CFA and member of the equity value team, Bill Dierker, CFA and managing director of the equity value team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2003, the Mid Cap Value Portfolio posted a total return of 32.75%.

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE FOR STOCK INVESTORS IN 2003?
The economy experienced accelerating growth as the year progressed, which helped drive stock prices higher throughout the second half of 2003. The third quarter's gross domestic product growth of 8.2% was the highest in years and helped explain the strength in earnings growth at many companies. Because earnings also moved sharply higher, market valuations stayed in line throughout the year.

It was an excellent year for returns in all stock styles. But value investing was in favor throughout 2003. In all capitalization ranges, value stocks outperformed their growth-stock counterparts.

HOW DID THIS CLIMATE INFLUENCE PORTFOLIO STRATEGY AND PERFORMANCE?
The portfolio posted a strong, above-average return for the year, but it nonetheless lagged its benchmark index. This primarily was due to the outstanding performance of low-priced stocks and stocks of companies with lackluster fundamentals. We generally do not invest heavily in such companies, because we believe their long-term prospects are not appropriate, and they do not meet our quality standards.

In the first half of 2003 we altered the portfolio's strategy, moving it from a style designed to keep performance close to that of the benchmark to a more aggressive style that calls for investments in the most attractive value stocks, whether they're included in the benchmark or not. As a result, the number of portfolio holdings declined and the position sizes increased. We believe this change in strategy takes better advantage of our research team by capturing and implementing the team members' best ideas.

Our revised, more aggressive strategy may lead to sector weightings that will vary over time. Throughout 2003, we maintained overweighted positions in industrials, energy, health care and consumer non-durables. The portfolio was underweighted in technology, materials and utilities.

WHICH SECTORS OFFERED NOTABLE PERFORMANCE?
The portfolio's consumer discretionary sector offered positive performance, primarily due to its home-building stocks, which were strong performers. We maintained significant exposure to the home-building group, which delivered earnings well above expectations.

The portfolio's technology holdings generated disappointing performance during the year. In retrospect, we were too defensive in this area and maintained an underweighted position throughout most of the year. In particular, our lack of significant exposure to the top-performing semiconductor industry was a negative influence on the portfolio's relative performance.

HOW HAVE YOU POSITIONED THE PORTFOLIO FOR THE MONTHS AHEAD?
The portfolio remains overweighted in industrials and energy, and we have slightly overweighted the technology sector. In addition, we have underweighted the utilities, consumer discretionary and financials sectors. These movements are designed to position the portfolio to benefit from economic growth in 2004.

Top 10 Holdings(1)
 1.  Everest Re Group
     Ltd. ..................  2.1%
 2.  Sovereign Bancorp,
     Inc. ..................  1.6%
 3.  Lennar Corp. ..........  1.5%
 4.  National Commerce
     Financial Co. .........  1.5%
 5.  Wisconsin Energy
     Corp. .................  1.5%
 6.  L-3 Communications
     Holdings, Inc. ........  1.4%
 7.  Valero Energy Corp. ...  1.4%
 8.  Tyson Foods, Inc.,
     Class A................  1.4%
 9.  Hibernia Corp., Class
     A......................  1.3%
10.  Old Republic
     International Corp. ...  1.3%

Portfolio Allocation(1)
Common Stocks.............  93.2%
Investment Companies......   6.8%

Top 5 Industries(1)
 1.  Finance................  25.5%
 2.  Producer
     Manufacturing..........   9.0%
 3.  Utilities..............   8.0%
 4.  Electronic
     Technology.............   6.9%
 5.  Industrial Services....   5.6%

--------------------------------------------------------------------------------

(1) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on net assets.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[GRAPH]                   Value of $10,000 Investment

                                                                                                    S&P MIDCAP 400/BARRA VALUE
                                                                  MID CAP VALUE PORTFOLIO                     INDEX
                                                                  -----------------------           --------------------------
5/97                                                                       10000                              10000
12/97                                                                      11697                              13146
12/98                                                                      11309                              13759
12/99                                                                      11101                              14079
12/00                                                                      14200                              18000
12/01                                                                      14881                              19286
12/02                                                                      12969                              17337
12/03                                                                      17217                              24310

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

-----------------------------------------------------------------------------------------------------------------------
                                                               1 Year        5 Year            Since Inception (5/1/97)
-----------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Portfolio                                      32.75%         8.77%                      8.49%
-----------------------------------------------------------------------------------------------------------------------
  S&P MidCap 400/BARRA Value Index                             40.22%        12.06%                     14.25%
-----------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Value Portfolio is measured against the S&P Midcap 400/BARRA Value Index, an unmanaged index representing the performance of the lowest price-to-book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 6

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Frank Korth, CFA and member of the equity value team, Bill Dierker, CFA and managing director of the equity value team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2003, the Diversified Mid Cap Portfolio posted a total return of 30.44%.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2003?
In general, stocks shook off the difficulties of the prior three years and rebounded strongly throughout most of 2003. As the year progressed, stronger economic growth and a renewed sense of investor optimism fueled the rally. Although the turnaround was widespread, it favored stocks with higher risk profiles and lower capitalizations.

HOW DID THIS CLIMATE INFLUENCE PORTFOLIO STRATEGY AND PERFORMANCE?
As usual, we kept the portfolio fully invested and well diversified across sectors and styles. We looked for stocks with a combination of attractive valuation and strong growth prospects.

In the final months of the year, when we were convinced the economic recovery was sustainable, we implemented overweighted positions in economically sensitive sectors such as energy minerals, technology, producer manufacturing and non-energy minerals. At the same time, we underweighted the financials, retail trade and consumer services areas. We believe this strategy has positioned the portfolio to potentially benefit from a strengthening economy.

The portfolio's inability to keep pace with the aggressive stock market for the 12-month period primarily was due to the portfolio's risk and valuation parameters. The portfolio's beta (a figure that represents a portfolio's expected risk, relative to the market as a whole) was lower than that of the benchmark index, indicating a lower-risk investment. Furthermore, the portfolio's market capitalization was at the higher end of the mid-cap range and approximately $1 billion larger than the market capitalization of the benchmark. During a year in which riskier and smaller performed better, our strategy of seeking to limit risk with mid-cap stocks of larger capitalizations led to the underperformance.

Top 10 Holdings(1)
 1.  Murphy Oil Corp. ......  1.7%
 2.  Everest Re Group
     Ltd. ..................  1.7%
 3.  Banknorth Group,
     Inc. ..................  1.6%
 4.  D.R. Horton, Inc. .....  1.4%
 5.  Radian Group, Inc. ....  1.4%
 6.  Lear Corp. ............  1.4%
 7.  AMETEK, Inc. ..........  1.4%
 8.  Massey Energy Co. .....  1.3%
 9.  Borg Warner, Inc. .....  1.3%
10.  E*Trade Group, Inc. ...  1.3%

     Portfolio Allocation(1)
Common Stocks.............  98.9%
Investment Companies......   1.0%
Other Assets in excess of
  Liabilities.............   0.1%

Top 5 Industries(1)
 1.  Finance................  16.9%
 2.  Electronic
     Technology.............   9.6%
 3.  Producer
     Manufacturing..........   8.5%
 4.  Technology Services....   8.3%
 5.  Health Technology......   7.6%

--------------------------------------------------------------------------------

(1) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on net assets.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[GRAPH]                   Value of $10,000 Investment

                                                               DIVERSIFIED MID CAP PORTFOLIO           S&P MIDCAP 400 INDEX
                                                               -----------------------------           --------------------
3/95                                                                       10000                              10000
12/95                                                                      11072                              12104
12/96                                                                      13788                              14428
12/97                                                                      17462                              19081
12/98                                                                      18317                              22729
12/99                                                                      20241                              26075
12/00                                                                      24177                              30640
12/01                                                                      23203                              30455
12/02                                                                      19071                              26036
12/03                                                                      24876                              35310

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

-----------------------------------------------------------------------------------------------------------------------
                                                                  1 Year        5 Year        Since Inception (3/30/95)
-----------------------------------------------------------------------------------------------------------------------
  Diversified Mid Cap Portfolio                                   30.44%         6.31%                  10.97%
-----------------------------------------------------------------------------------------------------------------------
  S&P MidCap 400 Index                                            35.62%         9.21%                  15.57%
-----------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Diversified Mid Cap Portfolio is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. stock market. This index is used by over 95% of the U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 8

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Carol R. Miller, CFA and managing director of the equity growth team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2003, the Large Cap Growth Portfolio posted a total return of 27.54%.

WHAT CONTRIBUTED TO THE STRONG STOCK MARKET?
The stock market owes much of its yearly gain to a strengthening economy. Buoyed by better economic growth, business trends improved and corporate earnings moved higher. Consumer and capital spending, industrial production, manufacturing and housing sales all posted better-than-expected gains throughout the year.

Although the market rebound was significant and affected all stock styles, lower-quality and lower-capitalization stocks outperformed higher-quality stocks. Encouraged by the accelerating economy, many investors had the confidence to take on higher levels of risk, preferring the aggressive stocks and sectors that had declined significantly during the bear market.

HOW DID THIS CLIMATE INFLUENCE YOUR STRATEGIES AND PORTFOLIO PERFORMANCE? We continued to invest in companies we believed exhibited solid growth characteristics on a long-term basis. During 2003, owning higher-quality, less-risky companies, compared to the market as a whole, led to relative underperformance for the portfolio.

Nevertheless, we continue to believe that focusing on quality holdings may serve our investors well over time. The portfolio's characteristics reflect our commitment to attempting to own superior growth at a reasonable price. Looking at past and future measures of earnings or cash flow growth, the portfolio's growth rate is higher than that of the benchmark index. And on any measure of valuation, the portfolio sells at a discount to the index.

WHICH SECTORS OFFERED NOTABLE PERFORMANCE?
For the year, technology stocks posted the best gains, followed by consumer holdings. Health care stocks showed the lowest relative performance. Throughout the year, the portfolio's underweight in technology stocks and overweight in health care holdings detracted from the portfolio's relative performance.

HOW HAVE YOU POSITIONED THE PORTFOLIO FOR THE MONTHS AHEAD?
We positioned the portfolio with overweighted positions in natural gas and oil service stocks. Energy may seem counter intuitive as a growth sector, but we believe growth exists where there is pricing power. We see interesting potential for energy and industrial companies due to favorable long-term supply and demand conditions. We also believe that many companies may benefit from a weaker U.S. dollar and the worldwide economic recovery. In addition, they may benefit for an extended period of time, given the vibrant, secular economic growth of the young Asian economies.

Top 10 Holdings(1)
 1.  Pfizer, Inc. ..........  5.6%
 2.  Microsoft Corp. .......  4.0%
 3.  Intel Corp. ...........  3.9%
 4.  Johnson & Johnson......  3.1%
 5.  Wal-Mart Stores,
     Inc. ..................  3.1%
 6.  General Electric Co....  3.0%
 7.  Cisco Systems, Inc. ...  2.5%
 8.  Amgen, Inc. ...........  2.0%
 9.  Procter & Gamble Co....  2.0%
10.  American International
     Group, Inc. ...........  1.9%

Portfolio Allocation(1)
Common Stocks.............  96.4%
Investment Companies......   3.2%
Other Assets in excess of
  Liabilities.............   0.4%

Top 5 Industries(1)
 1.  Health Technology......  21.6%
 2.  Electronic
     Technology.............  13.4%
 3.  Technology Services....   9.4%
 4.  Consumer Non-Durable...   9.0%
 5.  Retail Trade...........   7.9%

--------------------------------------------------------------------------------

(1) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on net assets.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[GRAPH]                   Value of $10,000 Investment

                                                                 LARGE CAP GROWTH PORTFOLIO         RUSSELL 1000 GROWTH INDEX
                                                                 --------------------------         -------------------------
8/94                                                                       10000                              10000
12/94                                                                      10052                              10491
12/95                                                                      12478                              14392
12/96                                                                      14558                              17720
12/97                                                                      19207                              23122
12/98                                                                      27132                              32072
12/99                                                                      35072                              42707
12/00                                                                      27021                              33130
12/01                                                                      21542                              26364
12/02                                                                      15408                              19012
12/03                                                                      19650                              24668

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year        5 Year        Since Inception (8/1/94)
------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Portfolio                                        27.54%        (6.25)%                 7.44%
------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index                                         29.75%        (5.11)%                 9.52%
------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Cap Growth Portfolio is measured against the Russell 1000 Growth Index, an unmanaged index generally representative of the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 10

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Mike Weiner, CFA and managing director of the equity diversified strategies team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2003, the Diversified Equity Portfolio posted a total return of 25.93%.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2003?
Stock prices finished 2003 on a strong note, capping off a stellar year for all segments of the U.S. stock market. Throughout most of the 12-month period, two types of stocks fueled the rally: the huge winners of the late-1990s-- particularly stocks of young technology and biotechnology companies--that had declined by as much as 98% before the beginning of 2003; and stocks from companies that would benefit from a U.S. economic recovery.

HOW DID THESE EVENTS INFLUENCE PORTFOLIO STRATEGY AND PERFORMANCE?
We maintained our ongoing strategy of keeping the portfolio fully invested and well diversified across sectors and styles. We believe this practice enabled the portfolio to participate nicely in the cyclical rally. As always, we looked for stocks offering a combination of attractive valuation and strong growth prospects.

Although the portfolio delivered a strong return for the year, it did not keep pace with the benchmark. For the most part, the strongest-performing stocks during the year were among the smallest, highest risk companies. Because the stocks of these companies were highly speculative, they were not included among our universe of potential holdings.

WHICH SECTORS OFFERED NOTABLE PERFORMANCE?
Our industrial holdings performed well overall. Companies that extract or refine commodities and companies that build tools to help in that effort performed especially well. In particular, the portfolio owned aluminum and machinery stocks that advanced strongly.

The portfolio's technology sector also performed well, but it lagged the market. This was due to the significant outperformance of many technology companies that had lost much of their market value during the previous three years. Investors' optimism regarding the economy and market translated into relief that these technology firms would survive. We did not own any of these stocks during the year. Furthermore, the portfolio's underperformance in technology relative to the benchmark was magnified by the disappointing performance of one of our largest technology holdings, a dominant software name that ended the year relatively flat.

Nevertheless, the portfolio owned very few stocks that delivered a negative return in 2003. We attribute this to our disciplined investment process and our rigorous research effort.

HOW HAVE YOU POSITIONED THE PORTFOLIO FOR THE MONTHS AHEAD?
We made some changes to the portfolio in an attempt to increase future return potential. For example, we sold some of the holdings that performed well in 2003 to make room for some interesting new ideas that we think may do well in the future.

Top 10 Holdings(1)
 1.  Microsoft Corp. .......  3.5%
 2.  Pfizer, Inc. ..........  3.4%
 3.  Citigroup, Inc. .......  3.2%
 4.  Exxon Mobil Corp. .....  3.0%
 5.  General Electric Co....  2.8%
 6.  Intel Corp. ...........  2.5%
 7.  Freddie Mac............  2.2%
 8.  Wal-Mart Stores,
     Inc. ..................  2.2%
 9.  American International
     Group, Inc. ...........  2.2%
10.  Altria Group, Inc. ....  2.0%

Portfolio Allocation(1)
Common Stocks.............  97.6%
Investment Companies......   2.3%
Other Assets in excess of
  Liabilities.............   0.1%

Top 5 Industries(1)
 1.  Finance................  21.4%
 2.  Producer
     Manufacturing..........  12.1%
 3.  Health Technology......   9.3%
 4.  Consumer Services......   8.6%
 5.  Technology Services....   7.8%

--------------------------------------------------------------------------------

(1) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on net assets

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[GRAPH]                   Value of $10,000 Investment

                                                                DIVERSIFIED EQUITY PORTFOLIO      S&P SUPERCOMPOSITE 1500 INDEX
                                                                ----------------------------      -----------------------------
3/95                                                                       10000                              10000
12/95                                                                      11764                              12487
12/96                                                                      13970                              15285
12/97                                                                      17712                              20319
12/98                                                                      20039                              25674
12/99                                                                      21869                              30877
12/00                                                                      20915                              28721
12/01                                                                      18695                              25667
12/02                                                                      14251                              20197
12/03                                                                      17946                              26176

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

-----------------------------------------------------------------------------------------------------------------------
                                                                  1 Year        5 Year        Since Inception (3/30/95)
-----------------------------------------------------------------------------------------------------------------------
  Diversified Equity Portfolio                                    25.93%        (2.18)%                  6.91%
-----------------------------------------------------------------------------------------------------------------------
  S&P SuperComposite 1500 Index                                   29.60%         0.39%                  11.85%
-----------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Diversified Equity Portfolio is measured against the S&P 1500 SuperComposite Index, an unmanaged index consisting of those stocks making up the S&P 500, S&P Mid Cap 400, and the S&P Small Cap 600 Indices representing approximately 87% of the total US equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 12

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bala Iyer, Ph.D., CFA and a member of the equity quantitative team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2003, the Equity Index Portfolio posted a total return of 27.98%, compared to a total return of 28.69% for the S&P 500 Index(1), the unmanaged group of stocks the portfolio seeks to track. By strictly following our benchmark positions and weightings and remaining fully invested throughout the year, we were able to closely track the index's performance before fees.

WHAT CAUSED THE REBOUND IN STOCKS?
Stronger-than-expected earnings growth and continued low inflation fueled a rally in the stock market. In addition, an acceleration in economic growth--particularly the 8.2% rate of growth in the third quarter--kept the stock market rally rolling throughout the second half of the year.

WHICH SECTORS OFFERED NOTABLE PERFORMANCE?
The non-energy minerals and electronic technology sectors offered the best relative performance during the year, each advancing more than 60%. The communication sector was the only market segment that did not post double-digit gains for the year; it advanced approximately 7%.

Top 10 Holdings(2)
 1.  General Electric
     Co. ...................  3.0%
 2.  Microsoft Corp. .......  2.8%
 3.  Exxon Mobil Corp. .....  2.6%
 4.  Pfizer, Inc. ..........  2.6%
 5.  Citigroup, Inc. .......  2.4%
 6.  Wal-Mart Stores,
     Inc. ..................  2.2%
 7.  Intel Corp. ...........  2.0%
 8.  American International
     Group, Inc. ...........  1.7%
 9.  Cisco Systems, Inc. ...  1.6%
10.  International Business
     Machines Corp. ........  1.5%

Portfolio Allocation(2)
Common Stocks.............  98.8%
Investment Companies......   0.7%
U.S. Treasury
  Obligations.............   0.1%
Other Assets in excess of
  Liabilities.............   0.4%

Top 5 Industries(2)
 1.  Finance................  20.2%
 2.  Health Technology......  11.4%
 3.  Electronic
     Technology.............  10.1%
 4.  Technology Services....   8.4%
 5.  Consumer Non-Durable...   7.7%

--------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. An investor cannot invest directly in an index.

(2) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on net assets.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[GRAPH]                   Value of $10,000 Investment

                                                                   EQUITY INDEX PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
5/98                                                                       10000                              10000
12/98                                                                      11052                              11171
12/99                                                                      13385                              13522
12/00                                                                      12116                              12291
12/01                                                                      10621                              10829
12/02                                                                       8234                               8436
12/03                                                                      10537                              10856

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year        5 Year        Since Inception (5/1/98)
------------------------------------------------------------------------------------------------------------------------
  Equity Index Portfolio                                            27.98%        (0.95)%                 0.93%
------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index                                                     28.69%        (0.57)%                 1.46%
------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Index Portfolio is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 14

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Scott Grimshaw, a member of the taxable bond team, Mike Weiner, CFA and team leader of the equity diversified strategies team, Gary Madich, CFA and chief investment officer of fixed income securities, and Larry Baumgartner, CFA and chief investment officer of equity securities.

HOW DID THE PORTFOLIO PERFORM?
The Balanced Portfolio posted a total return of 17.20% for the year ended December 31, 2003.

WHAT WAS THE PORTFOLIO'S ASSET ALLOCATION?
The portfolio generally maintained its target asset allocation of approximately 60 percent stocks and 40 percent bonds throughout the year.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2003?
All segments of the U.S. stock market experienced stellar performance during 2003. In general, two types of stocks fueled the year's market rally: the huge winners of the late-1990s--particularly stocks of young technology and biotechnology companies--that had declined significantly in the previous three years; and stocks from companies that would benefit from a U.S. economic recovery.

HOW DID THESE EVENTS AFFECT STRATEGY AND PERFORMANCE IN THE STOCK PORTFOLIO?
We maintained our ongoing strategy of keeping the stock portfolio fully invested and well diversified across sectors and styles. We believe this practice enabled our stock holdings to participate nicely in the cyclical rally. As always, we looked for stocks offering a combination of attractive valuation and strong growth prospects. In particular, our industrial holdings contributed positively to portfolio performance. Companies that extract or refine commodities and companies that build tools to help in that effort performed well.

Although the stock portfolio delivered a strong return for the year, it did not keep pace with the market average. For the most part, the strongest-performing stocks during the year were among the smallest, highest risk companies. Because the stocks of these companies were highly speculative, they were not included among our universe of potential holdings.

HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET IN 2003?
The year started off on a positive note for the bond market, as lingering economic weakness and the war with Iraq kept investors out of the equity market and focused on bonds. Disappointed with the pace of economic growth, the Federal Reserve cut interest rates in June 2003, bringing the federal funds rate to 1.0%, a 45-year low. Then, as the economy gained momentum during the year, market interest rates gradually moved upward.

In the second quarter of 2003, successes in the Iraq war led to growing optimism regarding the economy's future growth prospects. Encouraged by improving corporate balance sheets, investors showed renewed confidence in the stock market, and volatility took hold in the bond market. Furthermore, an unexpected and powerful surge in economic growth during the third quarter caused bond yields to rise throughout the end of the year.

WHAT WAS YOUR FIXED INCOME STRATEGY?
The portfolio's fixed income component was invested in a mix of Treasury, agency, corporate, mortgage-backed and asset-backed securities. Throughout the year we slightly reduced the bond portfolio's position in corporate securities, due to what we perceived as less-attractive valuations versus Treasury instruments. We increased exposure to mortgage-backed securities to partially offset pay downs experienced as a result of higher rates of mortgage refinancings.

Portfolio Allocation(1)
Common Stocks...............................................  60.5%
Government Agencies.........................................  15.5%
Corporate Bonds.............................................  11.5%
U.S. Treasuries.............................................  10.3%
Asset-Backed Securities.....................................   0.9%
Investment Companies........................................   0.5%
Collateralized Mortgage Obligations.........................   0.4%
Other Assets in excess of Liabilities.......................   0.4%

Top 5 Equity Industries(1)
 1.  Finance.....................................................  13.3%
 2.  Producer Manufacturing......................................   7.5%
 3.  Health Technology...........................................   5.7%
 4.  Consumer Services...........................................   5.3%
 5.  Technology Services.........................................   4.8%

Top 5 Fixed Income Sectors(1)
 1.  Corporate Bonds.............................................  11.5%
 2.  Federal Home Loan Mortgage Corporation......................   7.6%
 3.  Federal National Mortgage Association.......................   6.8%
 4.  U.S. Treasury Bonds.........................................   5.4%
 5.  U.S. Treasury Strips........................................   2.1%

--------------------------------------------------------------------------------

(1) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on net assets.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          Value of $10,000 Investment
[GRAPH]

                                                                                                          LIPPER BALANCED FUNDS
                                                   BALANCED PORTFOLIO             S&P 500 INDEX                   INDEX
                                                   ------------------             -------------           ---------------------
8/94                                                      10000                       10000                       10000
12/94                                                      9867                       10154                        9956
12/95                                                     11909                       13969                       12434
12/96                                                     13329                       17177                       14057
12/97                                                     16382                       22908                       16910
12/98                                                     19509                       29454                       19462
12/99                                                     21109                       35651                       21210
12/00                                                     21457                       32405                       21717
12/01                                                     20692                       28553                       21013
12/02                                                     18274                       22242                       18552
12/03                                                     21417                       28622                       22252

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year        5 Year        Since Inception (8/1/94)
------------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio                                                17.20%         1.88%                  8.42%
------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index                                                     28.69%        (0.57)%                11.81%
------------------------------------------------------------------------------------------------------------------------
  Lipper Balanced Funds Index                                       19.94%         2.96%                  9.00%
------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Balanced Portfolio is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Lipper Balanced Funds Index is a blended index consisting of both stocks and bonds with a typical stock-to-bond ratio of around 60% to 40%.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 16

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE PORTFOLIO PERFORM?
For the 12-month period ended December 31, 2003, the Bond Portfolio posted a total return of 3.87%. The portfolio's benchmark, the Lehman Brothers Aggregate Index(1), returned 4.10% for the year.

WHAT WERE THE KEY FACTORS INFLUENCING THE BOND MARKET?
Interest rates gradually moved upward during the year, primarily due to the strengthening economy. The year started off on a positive note for the bond market, as lingering economic weakness and the war with Iraq kept investors out of the equity market and focused on bonds. Disappointed with the pace of economic growth, the Federal Reserve cut interest rates in June 2003, bringing the federal funds rate to 1.0%, a 45-year low.

Successes in the Iraq war led to growing optimism regarding the economy's future growth prospects. Encouraged by improving corporate balance sheets, investors showed renewed confidence in the stock market, and volatility took hold in the bond market. Furthermore, an unexpected and powerful surge in economic growth during the third quarter caused bond yields to rise throughout the end of the year.

WHAT FACTORS INFLUENCED PORTFOLIO PERFORMANCE?
Our security selections during the one-year period were the primary drivers of the portfolio's performance compared to the Lehman Brothers Aggregate Index. For the year, the benchmark's corporate sector was the best-performing segment, while the mortgage sector was the worst-performing area. Our portfolio overweight in the mortgage sector and underweight in the corporate sector throughout the year hurt performance.

WHAT OTHER STRATEGIES DID YOU IMPLEMENT DURING THE YEAR?
Within the mortgage market, we continued to focus on collateralized mortgage obligations (CMOs), which generally are less sensitive to extension risk than the low-coupon mortgage-backed securities that comprise the index's mortgage component. Overall, mortgage refinancing slowed dramatically as the year progressed, dampening mortgage volatility.

In the corporate bond market, lower-credit-quality securities outperformed throughout the year. Our approach was to add selectively to the portfolio's corporate allocation, purchasing higher-quality names that we believed provided acceptable risk/reward postures. Our overweight in the 10-to 15-year portion of the yield curve also enhanced the portfolio's relative return. The yield curve flattened considerably more in the two- to 10-year part of the curve. Additionally, our exposure in the 10- to 15-year segment contained U.S. Treasury STRIPS, which generally declined less in price than the comparable-maturity coupon Treasuries the index holds.

Maturity Distribution(2)
Less than one year.............7.2%
Years 1-5.....................43.8%
Years 6-10....................32.6%
Years 11-20...................15.3%
Years 20+..................... 1.1%
Average Years to Maturity.......6.0
  Years
Duration..................4.4 Years
Top Five Sectors(2)
U.S. Government Agency
  Mortgages.................  49.2%
U.S. Treasury Obligations...  21.7%
Corporate Bonds.............  16.9%
Collateralized Mortgage
  Obligations...............   5.2%
Asset-Backed Securities.....   2.4%
Quality Breakdown(2)
(Average Quality AAA)
AAA Government/Agency.......  83.2%
AA..........................   1.8%
A...........................   7.6%
BBB.........................   7.3%
BB..........................   0.1%

--------------------------------------------------------------------------------

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities. An investor cannot invest directly in an index.

(2) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on market value of investments.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[GRAPH]                   Value of $10,000 Investment

                                                                            LEHMAN BROTHERS AGGREGATE   LIPPER INTERMEDIATE U.S.
                                                     BOND PORTFOLIO                BOND INDEX               GOVERNMENT INDEX
                                                     --------------         -------------------------   ------------------------
5/97                                                      10000                       10000                       10000
12/97                                                     10826                       10864                       10763
12/98                                                     11762                       11808                       11642
12/99                                                     11585                       11712                       11481
12/00                                                     12999                       13073                       12763
12/01                                                     14162                       14176                       13729
12/02                                                     15577                       15630                       14978
12/03                                                     16180                       16272                       15307

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

-----------------------------------------------------------------------------------------------------------------------
                                                              1 Year        5 Year            Since Inception (5/1/97)
-----------------------------------------------------------------------------------------------------------------------
  Bond Portfolio                                               3.87%        6.59%                      7.48%
-----------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index                         4.10%        6.62%                      7.58%
----------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate U.S. Government Index                    2.19%        5.80%                      6.73%
-----------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Bond Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 18

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Michael Sais, CFA and a member of the taxable bond team, Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2003, the Government Bond Portfolio posted a total return of 2.54%.

HOW WOULD YOU CHARACTERIZE THE BOND MARKET OF 2003?
The year began on a note of uncertainty. U.S. economic activity was sluggish, unemployment was rising and the war with Iraq was looming. Although interest rates were volatile, they generally declined throughout the first half of 2003. In addition, by the second quarter of 2003 the Federal Reserve took action, cutting the federal funds rate another quarter point to 1.0%. This marked the Federal Reserve's only monetary policy move for 2003.

By the start of the second half of 2003, a renewed sense of optimism was taking hold among investors. Major combat in Iraq was over, the economy appeared to be on the rebound, and investors returned to the rallying stock market. Signs of economic growth combined with record federal and state-government deficits pushed the fixed income markets lower. What's more, the strong increase in third-quarter gross domestic product growth of 8.2% led to speculation as to when the Federal Reserve would end its current accommodative monetary policy.

HOW DID THE PORTFOLIO PERFORM IN THIS CLIMATE?
In general, the portfolio's emphasis on stable-duration mortgage-backed securities, particularly collateralized mortgage obligations, or CMOs, led to good relative performance for the year. (Duration refers to a portfolio's sensitivity to interest rate changes.) Focusing on stable-duration securities helped limit share price volatility as interest rates fluctuated throughout the year. Additionally, the significant steepening of the yield curve (the graph of the relationship between bond maturities and yields) combined with solid performance from our non-Treasury holdings contributed positively to the portfolio's return.

WHAT WERE YOUR PRIMARY STRATEGIES DURING THE YEAR?
Our ongoing strategy is to maximize total return while maintaining a stable duration of approximately five years. We attempt to do this while investing only in securities that are directly or indirectly guaranteed by the U.S. government.

Our goal is to seek returns primarily from income, and we attempt to do that by investing a significant portion of the portfolio in mortgage-backed securities that represent good value, in our opinion. Because mortgage-backed durations tend to fluctuate with changes in interest rates, we constantly adjust the duration of the portfolio's holdings to maintain a duration of approximately five years. Generally, this strategy is successful when undervalued mortgage securities appreciate to their fair value and when interest rate volatility remains low to moderate.

Maturity Distribution(1)
Less than one year............ 8.9%
Years 1-5.....................35.2%
Years 6-10....................29.8%
Years 11-20...................25.7%
Years 20+..................... 0.4%
Average Years to Maturity.......7.0
  Years
Duration..................5.1 Years
Sector Distribution(1)
U.S. Government Agency
  Mortgages.................  57.4%
U.S. Treasury Obligations...  25.2%
U.S. Government Agency
  Securities................  13.1%
Investment Companies........   3.5%
Other Assets in excess of
  Liabilities...............   0.8%
Quality Breakdown(1)
(Average Quality AAA)
Government/Agency........... 100.0%

--------------------------------------------------------------------------------

(1) As of December 31, 2003. The Portfolio's composition is subject to change. Percentages based on market value of investments.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[GRAPH]                   Value of $10,000 Investment

                                                                                 LEHMAN BROTHERS           LIPPER GENERAL U.S.
                                                GOVERNMENT BOND PORTFOLIO     GOVERNMENT BOND INDEX       GOVERNMENT FUND INDEX
                                                -------------------------     ---------------------       ---------------------
8/94                                                      10000                       10000                       10000
12/94                                                      9910                        9895                        9864
12/95                                                     11564                       11710                       11535
12/96                                                     11875                       12035                       11784
12/97                                                     13023                       13189                       12859
12/98                                                     13977                       14488                       13868
12/99                                                     13794                       14164                       13499
12/00                                                     15449                       16040                       15104
12/01                                                     16538                       17200                       16112
12/02                                                     18565                       19178                       17702
12/03                                                     19037                       19630                       18011

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year        5 Year        Since Inception (8/1/94)
------------------------------------------------------------------------------------------------------------------------
  Government Bond Portfolio                                          2.54%         6.37%                  7.08%
------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Government Bond Index                              2.36%         6.26%                  7.42%
------------------------------------------------------------------------------------------------------------------------
  Lipper General U.S. Government Fund Index                          1.75%         5.38%                  6.45%
------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Government Bond Portfolio is measured against the Lehman Brothers Government Bond Index, an unmanaged market weighted index that encompasses U.S. treasury and agency securities with maturities between five and ten years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 20

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS (94.6%):
Commercial Services (4.1%):
     31,800   Dun & Bradstreet Corp.
                (b)....................  $  1,612,578
     26,720   Fair Issac & Co.,
                Inc. ..................     1,313,555
     53,905   Harte-Hanks, Inc. .......     1,172,434
     48,690   Manpower, Inc. ..........     2,292,324
     24,500   RSA Security, Inc. (b)...       347,900
     26,380   SEI Investments Co. .....       803,799
     18,970   Valassis Communications,
                Inc. (b)...............       556,770
                                         ------------
                                            8,099,360
                                         ------------
Consumer Durables (1.5%):
     10,500   Centex Corp. ............     1,130,325
     26,120   Electronic Arts, Inc.
                (b)....................     1,248,014
      6,530   Harman International
                Industries, Inc. ......       483,089
                                         ------------
                                            2,861,428
                                         ------------
Consumer Non-Durables (3.3%):
     83,600   Coach, Inc. (b)..........     3,155,901
     40,600   Dean Foods Co. (b).......     1,334,522
     16,260   Dial Corp. ..............       462,922
     55,230   Hormel Foods Corp. ......     1,425,486
                                         ------------
                                            6,378,831
                                         ------------
Consumer Services (9.4%):
     41,945   Brinker International,
                Inc. (b)...............     1,390,896
     38,840   Career Education Corp.
                (b)....................     1,556,319
     20,530   Cheesecake Factory, Inc.
                (b)....................       903,936
     23,050   Corinthian Colleges, Inc.
                (b)....................     1,280,658
     42,600   Education Management
                Corp. (b)..............     1,322,304
     37,310   GTECH Holdings Corp. ....     1,846,472
      5,810   H & R Block, Inc. .......       321,700
     18,330   Hilton Hotels Corp. .....       313,993
     21,770   International Speedway
                Corp., Class A.........       972,248
     25,380   Krispy Kreme Doughnuts,
                Inc. (b)...............       928,908
     23,800   Mandalay Resort Group....     1,064,336
     40,020   Outback Steakhouse,
                Inc. ..................     1,769,284
     16,600   Panera Bread Co. (b).....       656,198
     26,100   Ruby Tuesday, Inc. ......       743,589
      2,600   Washington Post Co.,
                Class B................     2,057,640
     34,090   Westwood One, Inc. (b)...     1,166,219
                                         ------------
                                           18,294,700
                                         ------------
Distribution Services (2.3%):
     20,220   AmerisourceBergen
                Corp. .................     1,135,353
     36,880   CDW Corp. ...............     2,130,189
     18,590   Patterson Dental Co.
                (b)....................     1,192,734
                                         ------------
                                            4,458,276
                                         ------------

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS, CONTINUED:
Electronic Technology (14.5%):
     37,700   Adtran, Inc. ............  $  1,168,700
     46,900   Altera Corp. (b).........     1,064,630
      5,580   Amphenol Corp., Class A
                (b)....................       356,729
      6,000   Avocent Corp. (b)........       219,120
     13,400   Comverse Technology, Inc.
                (b)....................       235,706
     51,700   Cree Research, Inc.
                (b)....................       914,573
     25,340   Diebold, Inc. ...........     1,365,066
     41,400   Fairchild Semiconductor
                International, Inc.
                (b)....................     1,033,758
      4,100   Global Payments, Inc. ...       193,192
      8,740   Harris Corp. ............       331,683
     30,600   Integrated Circuit
                Systems, Inc. (b)......       871,794
     28,300   Intersil Corp., Class
                A......................       703,255
     35,710   Jabil Circuit, Inc.
                (b)....................     1,010,593
     30,120   Juniper Networks, Inc.
                (b)....................       562,642
     17,960   KLA-Tencor Corp. (b).....     1,053,713
     19,500   L-3 Communications
                Holdings, Inc. (b).....     1,001,520
     58,710   Lam Research Corp. (b)...     1,896,333
     17,400   Lexmark International,
                Inc., Class A (b)......     1,368,336
     48,000   McData Corp., Class A
                (b)....................       457,440
     75,885   Microchip Technology,
                Inc. ..................     2,531,523
     17,440   Novellus Systems, Inc.
                (b)....................       733,352
     14,780   Qlogic Corp. (b).........       762,648
     13,300   SanDisk Corp. (b)........       813,162
     39,890   Semtech Corp. (b)........       906,700
     23,780   Silicon Laboratories,
                Inc. (b)...............     1,027,772
     57,500   Storage Technology Corp.
                (b)....................     1,480,625
     65,820   Synopsys, Inc. (b).......     2,222,082
     74,890   Titan Corp. (b)..........     1,633,351
     10,000   Zebra Technologies Corp.,
                Class A (b)............       663,700
                                         ------------
                                           28,583,698
                                         ------------
Energy Minerals (2.9%):
     10,400   Apache Corp. ............       843,440
     37,850   Murphy Oil Corp. ........     2,471,983
     84,956   XTO Energy, Inc. ........     2,404,255
                                         ------------
                                            5,719,678
                                         ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS, CONTINUED:
Finance (9.0%):
     11,400   Affiliated Managers
                Group, Inc. (b)........  $    793,326
     38,060   Arthur J. Gallagher &
                Co. ...................     1,236,569
     40,456   ChoicePoint, Inc. (b)....     1,540,969
     33,170   Commerce Bancorp,
                Inc. ..................     1,747,396
     20,100   Everest Re Group Ltd. ...     1,700,460
     33,920   Legg Mason, Inc. ........     2,617,946
     14,543   Lehman Brothers Holdings,
                Inc. ..................     1,123,010
     22,010   M & T Bank Corp. ........     2,163,583
     80,183   New York Community
                Bancorp, Inc. .........     3,050,963
     23,780   Waddell & Reed Financial,
                Inc., Class A..........       557,879
     22,040   Westamerica Bancorp......     1,095,388
                                         ------------
                                           17,627,489
                                         ------------
Health Services (7.1%):
     36,440   AdvancePCS (b)...........     1,918,930
     20,460   Anthem, Inc. (b).........     1,534,500
     31,670   Coventry Health Care,
                Inc. (b)...............     2,042,398
     33,370   Express Scripts, Inc.,
                Class A (b)............     2,216,769
     29,460   Health Net, Inc., Class A
                (b)....................       963,342
     33,480   Lincare Holdings, Inc.
                (b)....................     1,005,404
     29,230   Omnicare, Inc. ..........     1,180,600
     15,270   Oxford Health Plans, Inc.
                (b)....................       664,245
     42,570   Universal Health
                Services, Inc., Class
                B......................     2,286,861
                                         ------------
                                           13,813,049
                                         ------------
Health Technology (10.5%):
     23,905   Barr Laboratories, Inc.
                (b)....................     1,839,490
     26,210   Beckman Coulter, Inc. ...     1,332,254
     45,700   Biogen Idec, Inc. (b)....     1,680,846
     11,220   Biomet, Inc. ............       408,520
     21,170   Charles River
                Laboratories
                International, Inc.
                (b)....................       726,766
     31,870   Dentsply International,
                Inc. ..................     1,439,568
     33,290   Edwards Lifesciences
                Corp. (b)..............     1,001,363
     45,750   Gilead Sciences, Inc.
                (b)....................     2,659,906
      6,590   Hillenbrand Industries,
                Inc. ..................       408,975
     38,720   MedImmune, Inc. (b)......       983,488
     86,505   Mylan Laboratories,
                Inc. ..................     2,185,116
     22,400   Protein Design Labs, Inc.
                (b)....................       400,960
     33,430   Sepracor, Inc. (b).......       799,980

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS, CONTINUED:
Health Technology, continued:
     50,340   SICOR, Inc. (b)..........  $  1,369,248
     17,570   Steris Corp. (b).........       397,082
     21,980   Varian Medical Systems,
                Inc. (b)...............     1,518,818
     31,980   Watson Pharmaceuticals,
                Inc. (b)...............     1,471,080
                                         ------------
                                           20,623,460
                                         ------------
Industrial Services (3.0%):
      7,300   Dycom Industries, Inc.
                (b)....................       195,786
     37,500   FMC Technologies, Inc.
                (b)....................       873,750
     42,910   Jacobs Engineering Group,
                Inc. (b)...............     2,060,110
     46,420   Smith International, Inc.
                (b)....................     1,927,358
     36,000   Tetra Tech, Inc. (b).....       894,960
                                         ------------
                                            5,951,964
                                         ------------
Process Industries (2.0%):
      7,400   Donaldson Co., Inc. .....       437,784
     15,830   Freeport-McMoRan Copper &
                Gold, Inc., Class B....       666,918
     31,300   Inco Ltd. (b)............     1,246,366
      7,000   Scotts Co., Class A
                (b)....................       414,120
     22,760   Valspar Corp. ...........     1,124,799
                                         ------------
                                            3,889,987
                                         ------------
Producer Manufacturing (3.0%):
     46,990   Energizer Holdings, Inc.
                (b)....................     1,764,944
     13,100   Graco, Inc. .............       525,310
     33,650   HON Industries, Inc. ....     1,457,718
     31,430   Hubbell, Inc., Class B...     1,386,063
     42,900   Integrated Device
                Technology, Inc. (b)...       736,593
                                         ------------
                                            5,870,628
                                         ------------
Retail Trade (9.0%):
     20,920   Abercrombie & Fitch Co.,
                Class A (b)............       516,933
     22,110   Bed Bath & Beyond, Inc.
                (b)....................       958,469
     20,710   Carmax, Inc. (b).........       640,560
     50,200   Chico's FAS, Inc. (b)....     1,854,890
     77,060   Claire's Stores, Inc. ...     1,451,810
     27,880   Fastenal Co. ............     1,392,327
     20,080   Michael's Stores,
                Inc. ..................       887,536
     33,400   O'Reilly Automotive, Inc.
                (b)....................     1,281,224
     80,160   Petsmart, Inc. ..........     1,907,808
     60,250   Rent-A-Center, Inc.
                (b)....................     1,800,270
     97,140   Ross Stores, Inc. .......     2,567,411

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 22

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS, CONTINUED:
Retail Trade, continued:
     35,200   Whole Foods Market, Inc.
                (b)....................  $  2,362,976
                                         ------------
                                           17,622,214
                                         ------------
Technology Services (9.0%):
     39,700   Adobe Systems, Inc. .....     1,560,210
     59,150   Affiliated Computer
                Services, Inc., Class A
                (b)....................     3,221,309
     15,000   Ask Jeeves, Inc. (b).....       271,800
     46,470   BMC Software, Inc. (b)...       866,666
     26,490   Certegy, Inc. ...........       868,872
     12,190   Cognos, Inc. (b).........       373,258
     44,170   Concord EFS, Inc. (b)....       655,483
     45,490   DST Systems, Inc. (b)....     1,899,662
     25,040   Fiserv, Inc. (b).........       989,330
      5,100   Getty Images, Inc. (b)...       255,663
     19,450   Intuit, Inc. (b).........     1,029,100
     31,600   Macromedia, Inc. (b).....       563,744
     47,510   Macrovision Corp. (b)....     1,073,251
     28,690   National Instruments
                Corp. .................     1,304,534
     25,190   SunGard Data Systems,
                Inc. (b)...............       698,015
     18,300   Sybase, Inc. (b).........       376,614
     32,040   Symantec Corp. (b).......     1,110,186
     38,700   Unisys Corp. (b).........       574,695
                                         ------------
                                           17,692,392
                                         ------------
Transportation (3.1%):
     74,400   AMR Corp. (b)............       963,480
     35,200   C.H. Robinson Worldwide,
                Inc. ..................     1,334,432
     38,460   Expeditors International
                of Washington, Inc. ...     1,448,404
     25,000   J.B. Hunt Transport
                Services, Inc. (b).....       675,250
     21,450   JetBlue Airways Corp.
                (b)....................       568,854
     48,400   Swift Transportation Co.,
                Inc. (b)...............     1,017,368
                                         ------------
                                            6,007,788
                                         ------------

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities (0.9%):
     40,260   Equitable Resources,
                Inc. ..................  $  1,727,959
                                         ------------
  Total Common Stocks                     185,222,901
                                         ------------
INVESTMENT COMPANIES (4.7%):
     41,200   iShares Russell 2000
                Growth Index Fund......     2,439,040
     37,100   Mid-Cap 400 Depository
                Receipt................     3,910,340
     40,700   Nasdaq-100 Index (b).....     1,483,923
  1,270,314   One Group Prime Money
                Market Fund, Class I
                (c)....................     1,270,314
                                         ------------
  Total Investment Companies                9,103,617
                                         ------------
REPURCHASE AGREEMENTS (0.2%):
$   310,000   State Street Bank and
                Trust, 0.65%, 1/2/04
                (Proceeds at maturity
                $310,011,
                collateralized by
                various U.S. Government
                securities)............       310,000
                                         ------------
  Total Repurchase Agreements                 310,000
                                         ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (13.7%):
 26,838,816   Pool of various
                securities for One
                Group Equity Funds --
                footnote 2 (Securities
                Lending)...............    26,838,816
                                         ------------
  Total Short-Term Securities Held as
  Collateral for Securities Lending        26,838,816
                                         ------------
Total (Cost $186,133,364) (a)            $221,475,334
                                         ============

------------
Percentages indicated are based on net assets of $195,606,169.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 38,394,664
                   Unrealized depreciation......................    (3,052,694)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $ 35,341,970
                                                                  ============

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS (93.2%):
Commercial Services (1.8%):
     5,700   Banta Corp. ...............  $    230,850
    41,700   Copart, Inc. (b)...........       688,050
    21,200   Sylvan Learning Systems,
               Inc. (b).................       610,348
    15,700   Valassis Communications,
               Inc. (b).................       460,795
                                          ------------
                                             1,990,043
                                          ------------
Communications (0.6%):
    10,200   Telephone & Data Systems,
               Inc. ....................       638,010
                                          ------------
Consumer Durables (4.1%):
     6,400   Centex Corp. ..............       688,960
    26,200   D.R. Horton, Inc. .........     1,133,412
    18,100   Lennar Corp. ..............     1,737,600
     6,600   Mohawk Industries, Inc.
               (b)......................       465,564
     6,800   Pulte Corp. ...............       636,616
                                          ------------
                                             4,662,152
                                          ------------
Consumer Non-Durables (4.5%):
    34,300   Constellation Brands, Inc.,
               Class A (b)..............     1,129,499
    28,650   Dean Foods Co. (b).........       941,726
    22,200   Loews Corp. --  Carolina
               Group....................       560,328
    52,500   PepsiAmericas, Inc. .......       898,800
   116,700   Tyson Foods, Inc., Class
               A........................     1,545,108
                                          ------------
                                             5,075,461
                                          ------------
Consumer Services (4.3%):
    37,700   Belo Corp., Class A........     1,068,418
    10,000   Brinker International, Inc.
               (b)......................       331,600
    28,000   CBRL Group, Inc. ..........     1,071,280
    34,100   Emmis Communications Corp.,
               Class A (b)..............       922,405
    24,800   Mandalay Resort Group......     1,109,056
     9,570   Station Casinos, Inc. .....       293,129
                                          ------------
                                             4,795,888
                                          ------------
Distribution Services (1.5%):
     8,800   AmerisourceBergen Corp. ...       494,120
    52,400   Arrow Electronics, Inc.
               (b)......................     1,212,536
                                          ------------
                                             1,706,656
                                          ------------
Electronic Technology (6.9%):
    92,200   3Com Corp. (b).............       753,274
    32,500   Advanced Fibre
               Communication, Inc.
               (b)......................       654,875
     7,600   Diebold, Inc. .............       409,412
    28,800   Harris Corp. ..............     1,092,960
    17,500   International Rectifier
               Corp. (b)................       864,675
    18,100   Intersil Corp., Class A....       449,785

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
    31,200   L-3 Communications
               Holdings, Inc. (b).......  $  1,602,432
    53,900   Lattice Semiconductor Corp.
               (b)......................       521,752
    26,900   Newport Corp. (b)..........       444,657
    47,700   Quantum Corp. (b)..........       148,824
    37,000   Titan Corp. (b)............       806,970
                                          ------------
                                             7,749,616
                                          ------------
Energy Minerals (3.8%):
    22,480   Arch Coal, Inc. ...........       700,702
    13,662   Devon Energy Corp. ........       782,286
    37,400   Pioneer Natural Resources
               Co. (b)..................     1,194,182
    34,000   Valero Energy Corp. .......     1,575,560
                                          ------------
                                             4,252,730
                                          ------------
Finance (25.5%):
    17,600   AMB Property Corp. ........       578,688
    23,100   American Financial Group,
               Inc. ....................       611,226
    32,000   American Financial Realty
               Trust....................       545,600
    21,800   Associated Banc Corp. .....       929,770
    19,200   Axis Capital Holdings
               Ltd. ....................       562,176
    41,300   Banknorth Group, Inc. .....     1,343,489
    35,200   Compass Bancshares,
               Inc. ....................     1,383,712
    10,200   Cousins Properties,
               Inc. ....................       312,120
    93,400   E*Trade Group, Inc. (b)....     1,181,510
    27,400   Everest Re Group Ltd. .....     2,318,039
    32,475   Fidelity National
               Financial, Inc. .........     1,259,381
     7,100   First Tennessee National
               Corp. ...................       313,110
    28,400   HCC Insurance Holdings,
               Inc. ....................       903,120
    63,960   Hibernia Corp., Class A....     1,503,700
    13,400   Huntington Bancshares,
               Inc. ....................       301,500
    15,700   Independence Community Bank
               Corp. ...................       564,729
    19,000   IndyMac Bancorp, Inc. .....       566,010
    30,000   Janus Capital Group
               Inc. ....................       492,300
    40,500   LaBranche & Co., Inc. .....       472,635
    21,320   Liberty Property Trust.....       829,348
    14,900   MBIA, Inc. ................       882,527
    26,800   Mercantile Bankshares
               Corp. ...................     1,221,544
    62,710   National Commerce Financial
               Co. .....................     1,710,729
    10,000   NCO Group, Inc. (b)........       227,700
    58,050   Old Republic International
               Corp. ...................     1,472,148
    27,200   PMI Group, Inc. ...........     1,012,656
    16,500   Protective Life Corp. .....       558,360
    25,900   Radian Group, Inc. ........     1,262,625
    74,000   Sovereign Bancorp, Inc. ...     1,757,499

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 24

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Finance, continued:
    13,200   StanCorp Financial Group,
               Inc. ....................  $    830,016
    24,300   United Dominion Realty
               Trust, Inc. .............       466,560
     6,300   Zions Bancorp..............       386,379
                                          ------------
                                            28,760,906
                                          ------------
Health Services (2.6%):
    25,300   Omnicare, Inc. ............     1,021,867
    35,400   Triad Hospitals, Inc.
               (b)......................     1,177,758
    12,400   Universal Health Services,
               Inc., Class B............       666,128
                                          ------------
                                             2,865,753
                                          ------------
Health Technology (1.5%):
    26,000   King Pharmaceuticals, Inc.
               (b)......................       396,760
    25,500   Millennium Pharmaceuticals,
               Inc. (b).................       476,085
    46,400   Protein Design Labs, Inc.
               (b)......................       830,560
                                          ------------
                                             1,703,405
                                          ------------
Industrial Services (5.6%):
    51,900   ENSCO International,
               Inc. ....................     1,410,123
    37,500   Grant Prideco, Inc. (b)....       488,250
    22,600   Helmerich & Payne, Inc. ...       631,218
    30,000   National-Oilwell, Inc.
               (b)......................       670,800
    47,100   Republic Services, Inc. ...     1,207,173
    29,200   Tidewater, Inc. ...........       872,496
    48,100   Varco International, Inc.
               (b)......................       992,303
                                          ------------
                                             6,272,363
                                          ------------
Non-Energy Minerals (0.5%):
   106,900   AK Steel Holding Corp.
               (b)......................       545,190
                                          ------------
Process Industries (5.5%):
    21,100   Bowater, Inc. .............       977,141
    19,280   Cabot Corp. ...............       613,875
    26,500   Ferro Corp. ...............       721,065
    33,200   Lubrizol Corp. ............     1,079,664
    37,610   Lyondell Chemical Co. .....       637,490
     7,700   Minerals Technologies,
               Inc. ....................       456,225
    61,800   RPM International, Inc. ...     1,017,228
    14,600   Valspar Corp. .............       721,532
                                          ------------
                                             6,224,220
                                          ------------
Producer Manufacturing (9.0%):
    37,600   ALLETE, Inc. ..............     1,150,560
    15,600   Borg Warner, Inc. .........     1,327,092
    13,400   Carlisle Cos., Inc. .......       815,524
    11,100   HON Industries, Inc. ......       480,852
    47,100   Integrated Device
               Technology, Inc. (b).....       808,707
     3,500   ITT Industries, Inc. ......       259,735
    23,600   Lear Corp. ................     1,447,387

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
    15,900   Pentair, Inc. .............  $    726,630
    22,400   SPX Corp. (b)..............     1,317,344
    13,100   Teleflex, Inc. ............       633,123
    18,200   Trinity Industries,
               Inc. ....................       561,288
    14,800   York International
               Corp. ...................       544,640
                                          ------------
                                            10,072,882
                                          ------------
Retail Trade (1.0%):
    13,400   Borders Group, Inc. (b)....       293,728
    54,700   Saks, Inc. (b).............       822,688
                                          ------------
                                             1,116,416
                                          ------------
Technology Services (4.3%):
    28,500   American Power Conversion
               Corp. ...................       696,825
    31,760   Ascential Software Corp.
               (b)......................       823,537
    51,700   Ceridian Corp. (b).........     1,082,598
    20,300   Macromedia, Inc. (b).......       362,152
    11,000   Reynolds & Reynolds Co.,
               Class A..................       319,550
    46,300   Sybase, Inc. (b)...........       952,854
    39,400   Unisys Corp. (b)...........       585,090
                                          ------------
                                             4,822,606
                                          ------------
Transportation (2.2%):
     5,980   Alaska Air Group, Inc.
               (b)......................       163,194
    34,200   EGL, Inc. (b)..............       600,552
    40,200   J.B. Hunt Transport
               Services, Inc. (b).......     1,085,802
    28,900   Swift Transportation Co.,
               Inc. (b).................       607,478
                                          ------------
                                             2,457,026
                                          ------------
Utilities (8.0%):
    28,800   Black Hills Corp. .........       859,104
    34,400   Energy East Corp. .........       770,560
    12,200   Equitable Resources,
               Inc. ....................       523,624
     8,990   Hawaiian Electric
               Industries, Inc. ........       425,856
    32,880   MDU Resources Group,
               Inc. ....................       782,873
    14,690   NSTAR......................       712,465
    46,400   Oneok, Inc. ...............     1,024,512
    68,925   Pepco Holdings, Inc. ......     1,346,795
    39,600   Puget Energy, Inc. ........       941,292
    49,200   Wisconsin Energy Corp. ....     1,645,740
                                          ------------
                                             9,032,821
                                          ------------
  Total Common Stocks                      104,744,144
                                          ------------
WARRANTS (0.0%):
Finance (0.0%):
    22,300   Dime Bancorp, Inc. (b).....         3,791
                                          ------------
  Total Warrants                                 3,791
                                          ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
INVESTMENT COMPANIES (6.8%):
    32,289   iShares S&P 400 Value Index
               Fund.....................  $  3,567,612
     7,700   Mid-Cap 400 Depository
               Receipt..................       811,580
 3,286,426   One Group Prime Money
               Market Fund, Class I
               (c)......................     3,286,426
                                          ------------
  Total Investment Companies                 7,665,618
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (6.7%):
$7,520,539   Pool of various securities
               for One Group Equity
               Funds -- footnote 2
               (Securities Lending).....  $  7,520,539
                                          ------------
  Total Short-Term Securities Held as
  Collateral for Securities Lending          7,520,539
                                          ------------
Total (Cost $96,920,222) (a)              $119,934,092
                                          ============

------------
Percentages indicated are based on net assets of $112,372,034.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $24,547,591
                   Unrealized depreciation......................   (1,533,721)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $23,013,870
                                                                  ===========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 26

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
COMMON STOCKS (98.9%):
Commercial Services (1.0%):
    12,554   Manpower, Inc. .............  $   591,042
                                           -----------
Consumer Durables (2.9%):
    19,695   D.R. Horton, Inc. ..........      852,005
    15,200   Hasbro, Inc. ...............      323,456
     7,677   Mohawk Industries, Inc.
               (b).......................      541,536
                                           -----------
                                             1,716,997
                                           -----------
Consumer Non-Durables (2.9%):
     7,845   Cintas Corp. ...............      393,270
    13,713   Constellation Brands, Inc.,
               Class A (b)...............      451,569
    15,948   Liz Claiborne, Inc. ........      565,516
    24,507   Tyson Foods, Inc., Class
               A.........................      324,473
                                           -----------
                                             1,734,828
                                           -----------
Consumer Services (5.3%):
    17,904   Cablevision Systems Corp.,
               Class A (b)...............      418,775
     6,903   CBRL Group, Inc. ...........      264,109
     9,761   Corinthian Colleges, Inc.
               (b).......................      542,321
    10,667   ITT Educational Services,
               Inc. (b)..................      501,029
     8,993   Mandalay Resort Group.......      402,167
     8,410   Outback Steakhouse, Inc. ...      371,806
     5,129   University of Phoenix Online
               (b).......................      353,542
     8,683   Yum! Brands, Inc. (b).......      298,695
                                           -----------
                                             3,152,444
                                           -----------
Distribution Services (2.3%):
     8,228   AmerisourceBergen Corp. ....      462,002
    13,092   Arrow Electronics, Inc.
               (b).......................      302,949
     9,863   CDW Corp. ..................      569,687
                                           -----------
                                             1,334,638
                                           -----------
Electronic Technology (9.6%):
     6,282   Amphenol Corp., Class A
               (b).......................      401,608
    37,724   Cadence Design Systems, Inc.
               (b).......................      678,277
    11,250   Diebold, Inc. ..............      606,037
    14,959   Integrated Circuit Systems,
               Inc. (b)..................      426,182
     8,573   International Rectifier
               Corp. (b).................      423,592
    22,687   Intersil Corp., Class A.....      563,772
    11,776   L-3 Communications Holdings,
               Inc. (b)..................      604,815
     7,864   Microchip Technology,
               Inc. .....................      262,343
     8,855   National Semiconductor Corp.
               (b).......................      348,976
    10,919   Power Integrations, Inc.
               (b).......................      365,350
     4,960   SanDisk Corp. (b)...........      303,254

  SHARES
    OR
PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
    25,863   Western Digital Corp. (b)...  $   304,925
     5,650   Zebra Technologies Corp.,
               Class A (b)...............      374,991
                                           -----------
                                             5,664,122
                                           -----------
Energy Minerals (6.6%):
     7,151   Apache Corp. ...............      579,946
    21,729   Arch Coal, Inc. ............      677,293
    37,993   Massey Energy Co. ..........      790,254
    15,410   Murphy Oil Corp. ...........    1,006,427
     4,937   Patina Oil & Gas Corp. .....      241,864
    18,805   Pioneer Natural Resources
               Co. (b)...................      600,444
                                           -----------
                                             3,896,228
                                           -----------
Finance (16.9%):
     6,386   AMBAC Financial Group,
               Inc. .....................      443,125
    19,685   AmSouth Bancorp.............      482,283
    13,619   Associated Banc Corp. ......      580,850
    22,603   Axis Capital Holdings
               Ltd. .....................      661,816
    29,030   Banknorth Group, Inc. ......      944,346
    13,158   Catellus Development
               Corp. ....................      317,371
    19,157   Compass Bancshares, Inc. ...      753,062
    59,685   E*Trade Group, Inc. (b).....      755,015
    11,778   Everest Re Group Ltd. ......      996,418
     1,511   M & T Bank Corp. ...........      148,531
    11,239   North Fork Bancorp, Inc. ...      454,842
    23,100   Old Republic International
               Corp. ....................      585,816
    19,157   PMI Group, Inc. ............      713,215
    17,370   Radian Group, Inc. .........      846,788
    14,427   Southtrust Corp. ...........      472,196
    22,937   Sovereign Bancorp, Inc. ....      544,754
     5,671   StanCorp Financial Group,
               Inc. .....................      356,592
                                           -----------
                                            10,057,020
                                           -----------
Health Services (3.5%):
    12,951   AdvancePCS (b)..............      681,999
     6,334   Coventry Health Care, Inc.
               (b).......................      408,480
    18,484   Health Net, Inc., Class A
               (b).......................      604,427
     9,428   Omnicare, Inc. .............      380,797
                                           -----------
                                             2,075,703
                                           -----------
Health Technology (7.6%):
    19,028   Affymetrix, Inc. (b)........      468,279
     4,430   Angiotech Pharmaceuticals,
               Inc. (b)..................      203,780
    16,994   Biogen Idec, Inc. (b).......      625,039
     5,920   Dentsply International,
               Inc. .....................      267,406
    11,716   Gilead Sciences, Inc. (b)...      681,168
    17,283   MedImmune, Inc. (b).........      438,988
    27,891   Mylan Laboratories, Inc. ...      704,528

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
COMMON STOCKS, CONTINUED:
Health Technology, continued:
    25,791   Protein Design Labs, Inc.
               (b).......................  $   461,659
    23,400   SICOR, Inc. (b).............      636,480
                                           -----------
                                             4,487,327
                                           -----------
Industrial Services (4.3%):
    10,828   BJ Services Co. (b).........      388,725
    31,162   Grant Prideco, Inc. (b).....      405,729
    15,038   Harsco Corp. ...............      658,966
    12,668   Jacobs Engineering Group,
               Inc. (b)..................      608,191
    19,053   Republic Services, Inc. ....      488,328
                                           -----------
                                             2,549,939
                                           -----------
Non-Energy Minerals (0.9%):
    13,061   Lafarge North America
               Corp. ....................      529,232
                                           -----------
Process Industries (4.6%):
     8,642   Ball Corp. .................      514,803
     8,745   Cabot Corp. ................      278,441
    13,444   Engelhard Corp. ............      402,648
    11,467   Freeport-McMoRan Copper &
               Gold, Inc., Class B.......      483,105
    24,110   Hecla Mining Co. (b)........      199,872
    13,288   Praxair, Inc. ..............      507,602
     6,241   Valspar Corp. ..............      308,430
                                           -----------
                                             2,694,901
                                           -----------
Producer Manufacturing (8.5%):
    22,726   AGCO Corp. (b)..............      457,702
    11,529   ALLETE, Inc. ...............      352,787
    16,704   AMETEK, Inc. ...............      806,135
    28,914   ASML Holding N.V. (b).......      579,726
     9,242   Borg Warner, Inc. ..........      786,217
     8,509   Cummins, Inc. ..............      416,430
     5,020   ITT Industries, Inc. .......      372,534
    13,703   Lear Corp. .................      840,404
     6,250   Nordson Corp. ..............      215,813
     5,970   Smith (A.O.) Corp. .........      209,249
                                           -----------
                                             5,036,997
                                           -----------
Retail Trade (4.8%):
     8,112   Hot Topic, Inc. (b).........      238,980
    24,481   Lexar Media, Inc. (b).......      426,704
    24,311   Pacific Sunwear of
               California, Inc. (b)......      513,448
    11,643   Regis Corp. ................      460,131
    16,921   Rent-A-Center, Inc. (b).....      505,599
     5,910   Tractor Supply Co. (b)......      229,840
     6,644   Whole Foods Market, Inc.
               (b).......................      446,012
                                           -----------
                                             2,820,714
                                           -----------

  SHARES
    OR
PRINCIPAL
  AMOUNT         SECURITY DESCRIPTION         VALUE
----------   ----------------------------  -----------
COMMON STOCKS, CONTINUED:
Technology Services (8.3%):
    10,701   Adobe Systems, Inc. ........  $   420,549
     6,467   Affiliated Computer
               Services, Inc., Class A
               (b).......................      352,193
    38,068   ATI Technologies, Inc.
               (b).......................      575,588
    15,327   Cognos, Inc. (b)............      469,313
    13,589   Fiserv, Inc. (b)............      536,901
     5,837   Intuit, Inc. (b)............      308,836
    26,992   Macromedia, Inc. (b)........      481,537
     8,518   Macrovision Corp. (b).......      192,422
    10,091   SunGard Data Systems, Inc.
               (b).......................      279,622
    15,966   Tech Data Corp. (b).........      633,691
    40,052   Verisign, Inc. (b)..........      652,847
                                           -----------
                                             4,903,499
                                           -----------
Transportation (3.1%):
     8,630   C.H. Robinson Worldwide,
               Inc. .....................      327,163
     9,190   Expeditors International of
               Washington, Inc. .........      346,095
    24,948   J.B. Hunt Transport
               Services, Inc. (b)........      673,846
    12,220   Landstar System, Inc. (b)...      464,849
                                           -----------
                                             1,811,953
                                           -----------
Utilities (5.8%):
    12,761   Alliant Energy Corp. .......      317,749
    13,154   Black Hills Corp. ..........      392,384
    10,142   Entergy Corp. ..............      579,412
    15,183   Equitable Resources,
               Inc. .....................      651,655
     6,634   Kinder Morgan, Inc. ........      392,068
    14,281   MDU Resources Group,
               Inc. .....................      340,031
     9,201   Scana Corp. ................      315,134
    14,142   Wisconsin Energy Corp. .....      473,050
                                           -----------
                                             3,461,483
                                           -----------
  Total Common Stocks                       58,519,067
                                           -----------
INVESTMENT COMPANIES (1.0%):
   605,509   One Group Prime Money Market
               Fund, Class I (c).........      605,509
                                           -----------
  Total Investment Companies                   605,509
                                           -----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (6.9%):
$4,112,772   Pool of various securities
               for One Group Equity
               Funds -- footnote 2
               (Securities Lending)......    4,112,772
                                           -----------
  Total Short-Term Securities Held as
  Collateral for Securities Lending          4,112,772
                                           -----------
Total (Cost $51,130,082) (a)               $63,237,348
                                           ===========

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 28

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

------------
Percentages indicated are based on net assets of $59,207,129.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $13,127,018
                   Unrealized depreciation......................   (1,019,752)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $12,107,266
                                                                  ===========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS (96.4%):
Commercial Services (1.0%):
    18,480   Fair Issac & Co., Inc. ....  $    908,477
     5,880   Moody's Corp. .............       356,034
     8,160   Omnicom Group, Inc. .......       712,613
                                          ------------
                                             1,977,124
                                          ------------
Communications (0.3%):
    25,210   Nextel Communications,
               Inc., Class A (b)........       707,393
                                          ------------
Consumer Durables (1.8%):
    40,080   Electronic Arts, Inc.
               (b)......................     1,915,022
    39,500   Harley-Davidson, Inc. .....     1,877,435
                                          ------------
                                             3,792,457
                                          ------------
Consumer Non-Durables (9.0%):
    13,820   Alberto-Culver Co., Class
               B........................       871,766
    18,650   Altria Group, Inc. ........     1,014,933
    43,600   Anheuser-Busch Co.,
               Inc. ....................     2,296,848
    70,010   Coca-Cola Co. .............     3,553,008
    70,110   General Mills, Inc. .......     3,175,983
    72,874   PepsiCo, Inc. .............     3,397,386
    41,190   Procter & Gamble Co. ......     4,114,056
                                          ------------
                                            18,423,980
                                          ------------
Consumer Services (4.3%):
    43,990   Clear Channel
               Communications, Inc. ....     2,060,051
    53,810   Comcast Corp., Class A
               (b)......................     1,768,735
    11,080   eBay, Inc. (b).............       715,657
     9,780   EchoStar Communications
               Corp., Class A (b).......       332,520
    39,200   International Game
               Technologies.............     1,399,440
    16,880   Interpublic Group of Cos.,
               Inc. (b).................       263,328
     1,870   Meredith Corp. ............        91,275
    14,790   Univision Communications,
               Inc. (b).................       587,015
    13,020   Wendy's International,
               Inc. ....................       510,905
    30,060   Yum! Brands, Inc. (b)......     1,034,064
                                          ------------
                                             8,762,990
                                          ------------
Distribution Services (3.1%):
    62,160   AmerisourceBergen Corp. ...     3,490,285
    17,040   Cardinal Health, Inc. .....     1,042,166
     2,410   Henry Schein, Inc. (b).....       162,868
    47,010   Sysco Corp. ...............     1,750,182
                                          ------------
                                             6,445,501
                                          ------------
Electronic Technology (13.4%):
    15,240   Agilent Technologies, Inc.
               (b)......................       445,618
    17,370   Analog Devices, Inc. ......       792,941
    74,900   Applied Materials, Inc.
               (b)......................     1,681,505
    46,820   Boeing Co. ................     1,972,994

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
   212,040   Cisco Systems, Inc. (b)....  $  5,150,451
    22,450   Comverse Technology, Inc.
               (b)......................       394,896
    29,410   EMC Corp. (b)..............       379,977
    12,940   General Dynamics Corp. ....     1,169,647
    13,400   Harris Corp. ..............       508,530
   251,910   Intel Corp. ...............     8,111,501
    32,200   Jabil Circuit, Inc. (b)....       911,260
    19,200   Linear Technology Corp. ...       807,744
    14,920   Lockheed Martin Corp. .....       766,888
     6,010   Maxim Integrated Products,
               Inc. ....................       299,298
    26,690   Motorola, Inc. ............       375,528
    27,050   Network Appliance, Inc.
               (b)......................       555,337
    12,040   Qlogic Corp. (b)...........       621,264
    83,441   Texas Instruments, Inc. ...     2,451,496
                                          ------------
                                            27,396,875
                                          ------------
Energy Minerals (2.3%):
    32,350   Anadarko Petroleum
               Corp. ...................     1,650,173
    25,780   Devon Energy Corp. ........     1,476,163
    29,780   Evergreen Resources, Inc.
               (b)......................       968,148
    10,790   Murphy Oil Corp. ..........       704,695
                                          ------------
                                             4,799,179
                                          ------------
Finance (5.9%):
    24,780   American Express Co. ......     1,195,139
    60,400   American International
               Group, Inc. .............     4,003,312
    25,240   Bank of New York Co.,
               Inc. ....................       835,949
    29,870   Everest Re Group Ltd. .....     2,527,002
    26,290   Fannie Mae.................     1,973,327
    11,770   Morgan Stanley Dean Witter
               & Co. ...................       681,130
    10,860   SLM Corp. .................       409,205
     9,610   Wells Fargo & Co. .........       565,933
                                          ------------
                                            12,190,997
                                          ------------
Health Services (3.2%):
    12,030   Anthem, Inc. (b)...........       902,250
    14,220   HCA-The Healthcare
               Corp. ...................       610,891
     9,530   Health Management
               Associates, Inc., Class
               A........................       228,720
    17,160   Laboratory Corp. of America
               Holdings (b).............       634,062
    46,910   Omnicare, Inc. ............     1,894,695
    23,020   UnitedHealth Group,
               Inc. ....................     1,339,304
     5,980   Universal Health Services,
               Inc., Class B............       321,246
     7,470   Wellpoint Health Networks,
               Inc., Class A (b)........       724,515
                                          ------------
                                             6,655,683
                                          ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 30

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Health Technology (21.6%):
    59,890   Abbott Laboratories........  $  2,790,874
    67,754   Amgen, Inc. (b)............     4,187,197
    20,900   Biogen Idec, Inc. (b)......       768,702
    36,480   Boston Scientific Corp.
               (b)......................     1,341,005
    10,430   Chiron Corp. (b)...........       594,406
    36,610   Eli Lilly & Co. ...........     2,574,781
    13,610   Forest Laboratories, Inc.
               (b)......................       841,098
    20,700   Genzyme Corp. (b)..........     1,021,338
    14,070   Gilead Sciences, Inc.
               (b)......................       818,030
   123,710   Johnson & Johnson..........     6,390,858
    59,790   MedImmune, Inc. (b)........     1,518,666
    46,620   Medtronic, Inc. ...........     2,266,198
    58,410   Merck & Co., Inc. .........     2,698,542
    38,060   Pall Corp. ................     1,021,150
    88,510   PerkinElmer, Inc. .........     1,510,866
   328,865   Pfizer, Inc. ..............    11,618,799
     6,990   St. Jude Medical, Inc.
               (b)......................       428,837
    41,590   Wyeth......................     1,765,496
                                          ------------
                                            44,156,843
                                          ------------
Industrial Services (3.0%):
    42,130   BJ Services Co. (b)........     1,512,467
    37,790   Fluor Corp. ...............     1,497,996
    11,960   Noble Corp. (b)............       427,929
     9,650   Smith International, Inc.
               (b)......................       400,668
    18,180   Weatherford International
               Ltd. (b).................       654,480
    37,025   Western Gas Resources,
               Inc. ....................     1,749,431
                                          ------------
                                             6,242,971
                                          ------------
Non-Energy Minerals (1.8%):
    33,480   Alcoa, Inc. ...............     1,272,240
     9,470   Newmont Mining Corp. ......       460,337
    26,790   Phelps Dodge Corp. (b).....     2,038,451
                                          ------------
                                             3,771,028
                                          ------------
Process Industries (1.3%):
    23,730   Alcan Aluminum Ltd. .......     1,114,124
    41,160   Praxair, Inc. .............     1,572,312
                                          ------------
                                             2,686,436
                                          ------------
Producer Manufacturing (6.0%):
     5,730   Danaher Corp. .............       525,728
    17,360   Flowserve Corp. (b)........       362,477
   197,660   General Electric Co. ......     6,123,506
    46,680   Minnesota Mining &
               Manufacturing Co. .......     3,969,200
     8,550   Molex, Inc. ...............       298,310
    10,910   United Technologies
               Corp. ...................     1,033,941
                                          ------------
                                            12,313,162
                                          ------------
Retail Trade (7.9%):
     6,910   Amazon.Com, Inc. (b).......       363,742
    22,910   Bed Bath & Beyond, Inc.
               (b)......................       993,149

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Retail Trade, continued:
     9,690   Best Buy Co., Inc. ........  $    506,206
    85,070   Home Depot, Inc. ..........     3,019,134
    11,550   Kohl's Corp. (b)...........       519,057
    29,520   Lowe's Cos., Inc. .........     1,635,113
    34,570   Target Corp. ..............     1,327,488
   120,370   Wal-Mart Stores, Inc. .....     6,385,629
    39,530   Walgreen Co. ..............     1,438,101
                                          ------------
                                            16,187,619
                                          ------------
Technology Services (9.4%):
    27,350   Affiliated Computer
               Services, Inc., Class A
               (b)......................     1,489,481
    14,620   BMC Software, Inc. (b).....       272,663
    35,380   Concord EFS, Inc. (b)......       525,039
    77,150   Dell, Inc. (b).............     2,620,014
    34,830   First Data Corp. ..........     1,431,165
    10,230   Fiserv, Inc. (b)...........       404,187
    25,910   International Business
               Machines Corp. ..........     2,401,339
     3,450   Intuit, Inc. (b)...........       182,540
     7,045   Macromedia, Inc. (b).......       125,683
   298,810   Microsoft Corp. ...........     8,229,226
    55,380   Oracle Corp. (b)...........       731,016
    11,100   SunGard Data Systems, Inc.
               (b)......................       307,581
    19,680   Symantec Corp. (b).........       681,912
                                          ------------
                                            19,401,846
                                          ------------
Transportation (1.1%):
    38,020   Southwest Airlines Co. ....       613,643
    20,840   United Parcel Service,
               Inc., Class B............     1,553,622
                                          ------------
                                             2,167,265
                                          ------------
  Total Common Stocks                      198,079,349
                                          ------------
INVESTMENT COMPANIES (3.2%):
 6,654,321   One Group Prime Money
               Market Fund, Class I
               (c)......................     6,654,321
                                          ------------
  Total Investment Companies                 6,654,321
                                          ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (3.1%):
$6,453,951   Pool of various securities
               for One Group Equity
               Funds -- footnote 2
               (Securities Lending).....     6,453,951
                                          ------------
  Total Short-Term Securities Held as
  Collateral for Securities Lending          6,453,951
                                          ------------
Total (Cost $208,628,859) (a)             $211,187,621
                                          ============

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

------------
Percentages indicated are based on net assets of $205,661,595.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 23,160,272
                   Unrealized depreciation......................   (20,601,510)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $  2,558,762
                                                                  ============

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 32

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS (97.6%):
Commercial Services (0.9%):
    16,156   Omnicom Group, Inc. .......  $  1,410,903
                                          ------------
Communications (2.3%):
    20,655   CenturyTel, Inc. ..........       673,766
    66,838   SBC Communications,
               Inc. ....................     1,742,467
    34,712   Verizon Communications.....     1,217,697
                                          ------------
                                             3,633,930
                                          ------------
Consumer Durables (0.4%):
    13,672   Electronic Arts, Inc.
               (b)......................       653,248
                                          ------------
Consumer Non-Durables (3.9%):
    58,698   Altria Group, Inc. ........     3,194,346
    21,121   Estee Lauder Cos., Class
               A........................       829,210
    47,112   Jones Apparel Group,
               Inc. ....................     1,659,756
    43,776   Tyson Foods, Inc., Class
               A........................       579,594
                                          ------------
                                             6,262,906
                                          ------------
Consumer Services (8.6%):
    41,822   Brinker International, Inc.
               (b)......................     1,386,818
    20,914   Clear Channel
               Communications, Inc. ....       979,403
    75,428   Comcast Corp., Class A
               (b)......................     2,479,317
    34,493   H & R Block, Inc. .........     1,909,877
   101,850   Time Warner, Inc. (b)......     1,832,282
    54,240   Viacom, Inc., Class B......     2,407,171
    38,415   Walt Disney Co. ...........       896,222
    57,402   Yum! Brands, Inc. (b)......     1,974,629
                                          ------------
                                            13,865,719
                                          ------------
Distribution Services (2.9%):
    23,192   AmerisourceBergen Corp. ...     1,302,231
    33,573   Andrx Corp. (b)............       807,095
    36,056   McKesson Corp. ............     1,159,561
    37,773   Sysco Corp. ...............     1,406,288
                                          ------------
                                             4,675,175
                                          ------------
Electronic Technology (7.7%):
   101,281   Cisco Systems, Inc. (b)....     2,460,116
    20,276   Cymer, Inc. (b)............       936,548
    13,881   Diebold, Inc. .............       747,769
   127,687   Intel Corp. ...............     4,111,522
    19,435   Linear Technology Corp. ...       817,630
   112,191   Motorola, Inc. ............     1,578,527
     5,388   Northrop Grumman Corp. ....       515,093
    23,800   Qualcomm, Inc. ............     1,283,534
                                          ------------
                                            12,450,739
                                          ------------
Energy Minerals (5.4%):
     9,542   Devon Energy Corp. ........       546,375
   118,689   Exxon Mobil Corp. .........     4,866,249
    24,079   Murphy Oil Corp. ..........     1,572,599
    36,672   Suncor Energy, Inc. .......       919,000
    17,190   Valero Energy Corp. .......       796,585
                                          ------------
                                             8,700,808
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Finance (21.4%):
    53,784   American International
               Group, Inc. .............  $  3,564,804
    28,809   Charter One Financial,
               Inc. ....................       995,351
   107,714   Citigroup, Inc. ...........     5,228,438
    21,090   Fannie Mae.................     1,583,015
    62,181   Freddie Mac................     3,626,396
    22,528   Hartford Financial Services
               Group, Inc. .............     1,329,828
    31,878   Marsh & McLennan Cos.......     1,526,637
   108,915   MBNA Corp. ................     2,706,538
    35,922   Morgan Stanley Dean Witter
               & Co. ...................     2,078,806
    47,152   National City Corp. .......     1,600,339
    32,833   North Fork Bancorp,
               Inc. ....................     1,328,752
    27,330   SunTrust Banks, Inc. ......     1,954,095
    92,041   U.S. Bancorp...............     2,740,981
    52,478   Washington Mutual, Inc. ...     2,105,417
    38,228   Wells Fargo & Co. .........     2,251,247
                                          ------------
                                            34,620,644
                                          ------------
Health Services (0.9%):
    24,990   UnitedHealth Group,
               Inc. ....................     1,453,918
                                          ------------
Health Technology (9.3%):
    29,262   Amgen, Inc. (b)............     1,808,392
    71,410   Bristol-Myers Squibb
               Co. .....................     2,042,326
    17,231   Charles River Laboratories
               International, Inc.
               (b)......................       591,540
         2   MedImmune, Inc. (b)........            51
    37,287   Medtronic, Inc. ...........     1,812,521
    36,956   Merck & Co., Inc. .........     1,707,367
   153,099   Pfizer, Inc. ..............     5,408,988
    37,060   Wyeth......................     1,573,197
                                          ------------
                                            14,944,382
                                          ------------
Industrial Services (0.8%):
    13,146   Cooper Cameron Corp. (b)...       612,604
    19,073   Weatherford International
               Ltd. (b).................       686,628
                                          ------------
                                             1,299,232
                                          ------------
Non-Energy Minerals (1.1%):
    48,024   Alcoa, Inc. ...............     1,824,912
                                          ------------
Process Industries (1.4%):
    19,786   Cabot Corp. ...............       629,986
    19,611   Sigma-Aldrich Corp. .......     1,121,357
     9,319   Temple-Inland, Inc. .......       584,022
                                          ------------
                                             2,335,365
                                          ------------
Producer Manufacturing (12.1%):
    27,813   Crane Co. .................       854,972
    11,771   Danaher Corp. .............     1,079,989
     7,344   Eaton Corp. ...............       793,005
   143,265   General Electric Co. ......     4,438,349

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
    42,356   Honeywell International,
               Inc. ....................  $  1,415,961
    18,577   Johnson Controls, Inc. ....     2,157,161
    28,794   Lear Corp. ................     1,765,936
    29,394   Minnesota Mining &
               Manufacturing Co. .......     2,499,372
    16,725   Pentair, Inc. .............       764,333
    23,105   Pitney Bowes, Inc. ........       938,525
    13,798   SPX Corp. (b)..............       811,460
    72,485   Tyco International Ltd. ...     1,920,853
                                          ------------
                                            19,439,916
                                          ------------
Retail Trade (6.6%):
    59,040   Albertson's, Inc. .........     1,337,256
    44,564   Rent-A-Center, Inc. (b)....     1,331,572
    78,450   Safeway, Inc. (b)..........     1,718,840
    28,537   Target Corp. ..............     1,095,821
    67,801   Wal-Mart Stores, Inc. .....     3,596,843
    41,538   Walgreen Co. ..............     1,511,152
                                          ------------
                                            10,591,484
                                          ------------
Technology Services (7.8%):
    11,478   Affiliated Computer
               Services, Inc., Class A
               (b)......................       625,092
    63,989   Dell, Inc. (b).............     2,173,066
    27,792   International Business
               Machines Corp. ..........     2,575,763
   203,595   Microsoft Corp. ...........     5,607,006
    33,088   Network Associates, Inc.
               (b)......................       497,644
    30,554   Paychex, Inc. .............     1,136,609
                                          ------------
                                            12,615,180
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Transportation (1.4%):
    10,954   Canadian National Railway
               Co. .....................  $    693,169
    21,628   United Parcel Service,
               Inc., Class B............     1,612,368
                                          ------------
                                             2,305,537
                                          ------------
Utilities (2.7%):
    26,199   FPL Group, Inc. ...........     1,713,938
    18,422   Kinder Morgan, Inc. .......     1,088,740
    40,328   Pinnacle West Capital
               Corp. ...................     1,613,927
                                          ------------
                                             4,416,605
                                          ------------
  Total Common Stocks                      157,500,603
INVESTMENT COMPANIES (2.3%):
 3,653,528   One Group Prime Money
               Market Fund, Class I
               (c)......................     3,653,528
                                          ------------
  Total Investment Companies                 3,653,528
                                          ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (2.4%):
$3,791,092   Pool of various securities
               for One Group Equity
               Funds -- footnote 2
               (Securities Lending).....     3,791,092
                                          ------------
  Total Short-Term Securities Held as
  Collateral for Securities Lending          3,791,092
                                          ------------
Total (Cost $159,347,188) (a)             $164,945,223
                                          ============

------------
Percentages indicated are based on net assets of $161,287,169.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 21,008,597
                   Unrealized depreciation......................   (15,410,562)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $  5,598,035
                                                                  ============

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 34

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS (98.8%):
Commercial Services (0.5%):
       612   Deluxe Corp. ..............  $     25,294
     1,683   Equifax, Inc. .............        41,234
     2,319   McGraw-Hill Cos., Inc. ....       162,144
     1,365   Monster Worldwide, Inc.
               (b)......................        29,975
     1,801   Moody's Corp. .............       109,051
     2,300   Omnicom Group, Inc. .......       200,860
     1,375   R.R. Donnelley & Sons
               Co. .....................        41,456
     2,072   Robert Half International,
               Inc. (b).................        48,360
     1,736   Sabre Group Holdings,
               Inc. ....................        37,480
                                          ------------
                                               695,854
                                          ------------
Communications (3.2%):
     3,777   Alltel Corp. ..............       175,933
    32,853   AT&T Wireless Services,
               Inc. (b).................       262,495
    22,367   BellSouth Corp. ...........       632,986
     1,745   CenturyTel, Inc. ..........        56,922
     3,442   Citizens Communications Co.
               (b)......................        42,750
    13,307   Nextel Communications,
               Inc., Class A (b)........       373,394
    21,401   Qwest Communications
               International, Inc.
               (b)......................        92,452
    40,068   SBC Communications,
               Inc. ....................     1,044,573
    10,940   Sprint Corp., FON Group....       179,635
    12,527   Sprint Corp., PCS Group
               (b)......................        70,402
    33,422   Verizon Communications.....     1,172,444
                                          ------------
                                             4,103,986
                                          ------------
Consumer Durables (1.6%):
       941   Black & Decker Corp. ......        46,410
     1,108   Brunswick Corp. ...........        35,268
       752   Centex Corp. ..............        80,953
       894   Cooper Tire & Rubber
               Co. .....................        19,114
     3,468   Eastman Kodak Co. .........        89,024
     3,605   Electronic Arts, Inc.
               (b)......................       172,247
    22,161   Ford Motor Co. ............       354,576
     1,765   Fortune Brands, Inc. ......       126,180
     6,787   General Motors Corp. ......       362,425
     2,122   Goodyear Tire & Rubber Co.
               (b)......................        16,679
     3,667   Harley-Davidson, Inc. .....       174,293
     2,112   Hasbro, Inc. ..............        44,943
       559   KB Home....................        40,539
     2,323   Leggett & Platt, Inc. .....        50,246
     5,203   Mattel, Inc. ..............       100,262
       951   Maytag Corp. ..............        26,485
     3,321   Newell Rubbermaid, Inc. ...        75,619
       751   Pulte Corp. ...............        70,309
       705   Snap-On, Inc. .............        22,729
       981   Stanley Works..............        37,150

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Consumer Durables, continued:
       707   Tupperware Corp. ..........  $     12,259
       843   Whirlpool Corp. ...........        61,244
                                          ------------
                                             2,018,954
                                          ------------
Consumer Non-Durables (7.7%):
       441   Adolph Coors Co., Class
               B........................        24,740
       711   Alberto-Culver Co., Class
               B........................        44,850
    24,583   Altria Group, Inc. ........     1,337,807
       804   American Greetings Corp.,
               Class A (b)..............        17,583
     9,861   Anheuser-Busch Co.,
               Inc. ....................       519,477
     2,862   Avon Products, Inc. .......       193,156
       734   Brown-Forman Corp., Class
               B........................        68,592
     4,966   Campbell Soup Co. .........       133,089
     2,067   Cintas Corp. ..............       103,619
     2,554   Clorox Co. ................       124,022
    29,670   Coca-Cola Co. .............     1,505,754
     5,506   Coca-Cola Enterprises,
               Inc. ....................       120,416
     6,502   Colgate Palmolive Co. .....       325,425
     6,498   ConAgra Foods, Inc. .......       171,482
     4,519   General Mills, Inc. .......       204,711
    12,245   Gillette Co. ..............       449,759
     4,259   H.J. Heinz Co. ............       155,155
     1,575   Hershey Foods Corp. .......       121,259
     1,134   International Flavors &
               Fragrances, Inc. ........        39,599
     1,529   Jones Apparel Group,
               Inc. ....................        53,867
     4,940   Kellogg Co. ...............       188,115
     6,105   Kimberly-Clark Corp. ......       360,744
     1,321   Liz Claiborne, Inc. .......        46,843
     1,680   McCormick & Co., Inc. .....        50,568
     3,176   Nike, Inc., Class B........       217,429
     3,180   Pepsi Bottling Group,
               Inc. ....................        76,892
    20,777   PepsiCo, Inc. .............       968,624
    15,694   Procter & Gamble Co. ......     1,567,518
       713   Reebok International
               Ltd. ....................        28,035
     1,024   RJ Reynolds Tobacco
               Holdings, Inc. ..........        59,546
     9,565   Sara Lee Corp. ............       207,656
     1,308   V.F. Corp. ................        56,558
     2,720   Wm. Wrigley Jr. Co. .......       152,891
                                          ------------
                                             9,695,781
                                          ------------
Consumer Services (5.8%):
     2,134   Apollo Group, Inc., Class A
               (b)......................       145,112
     7,624   Carnival Corp. ............       302,902
    12,263   Cendant Corp. .............       273,097
     7,450   Clear Channel
               Communications, Inc. ....       348,884
    27,242   Comcast Corp., Class A
               (b)......................       895,445
     1,995   Darden Restaurants,
               Inc. ....................        41,975
       987   Dow Jones & Co., Inc. .....        49,202

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     7,818   eBay, Inc. (b).............  $    504,965
     3,281   Gannett Co., Inc. .........       292,534
     2,158   H & R Block, Inc. .........       119,488
     1,337   Harrah's Entertainment,
               Inc. ....................        66,542
     4,592   Hilton Hotels Corp. .......        78,661
     4,190   International Game
               Technologies.............       149,583
     5,018   Interpublic Group of Cos.,
               Inc. (b).................        78,281
       967   Knight-Ridder, Inc. .......        74,817
     2,799   Marriott International,
               Inc., Class A............       129,314
    15,360   McDonald's Corp. ..........       381,389
       607   Meredith Corp. ............        29,628
     1,803   New York Times Co., Class
               A........................        86,165
     4,733   Starbucks Corp. (b)........       156,473
     2,448   Starwood Hotels & Resorts
               Worldwide, Inc. .........        88,055
    54,726   Time Warner, Inc. (b)......       984,520
     3,779   Tribune Co. ...............       194,996
     3,903   Univision Communications,
               Inc. (b).................       154,910
    21,171   Viacom, Inc., Class B......       939,568
    24,755   Walt Disney Co. ...........       577,534
     1,379   Wendy's International,
               Inc. ....................        54,112
     3,560   Yum! Brands, Inc. (b)......       122,464
                                          ------------
                                             7,320,616
                                          ------------
Distribution Services (0.8%):
     1,354   AmerisourceBergen Corp. ...        76,027
     5,240   Cardinal Health, Inc. .....       320,478
     2,105   Genuine Parts Co. .........        69,886
     3,527   McKesson Corp. ............       113,428
     1,623   SuperValu, Inc. ...........        46,402
     7,832   Sysco Corp. ...............       291,585
     1,104   W.W. Grainger, Inc. .......        52,319
                                          ------------
                                               970,125
                                          ------------
Electronic Technology (10.1%):
     9,741   ADC Telecommunications,
               Inc. (b).................        28,931
     4,219   Advanced Micro Devices,
               Inc. (b).................        62,863
     5,755   Agilent Technologies, Inc.
               (b)......................       168,276
     4,584   Altera Corp. (b)...........       104,057
     4,445   Analog Devices, Inc. ......       202,914
     1,858   Andrew Corp. (b)...........        21,386
     4,387   Apple Computer, Inc. (b)...        93,750
    20,129   Applied Materials, Inc.
               (b)......................       451,896
     3,715   Applied Micro Circuits
               Corp. (b)................        22,216
     5,043   Avaya, Inc. (b)............        65,256
     1,423   B. F. Goodrich Co. ........        42,249

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
    10,181   Boeing Co. ................  $    429,027
     3,665   Broadcom Corp., Class A
               (b)......................       124,940
     5,734   CIENA Corp. (b)............        38,074
    83,549   Cisco Systems, Inc. (b)
               (d)......................     2,029,405
     2,334   Comverse Technology, Inc.
               (b)......................        41,055
    16,094   Corning, Inc. (b)..........       167,860
    29,085   EMC Corp. (b)..............       375,778
     3,926   Gateway, Inc. (b)..........        18,060
     2,393   General Dynamics Corp. ....       216,303
    36,903   Hewlett-Packard Co. .......       847,662
    79,055   Intel Corp. (d)............     2,545,571
     2,417   Jabil Circuit, Inc. (b)....        68,401
    17,367   JDS Uniphase Corp. (b).....        63,390
     2,357   KLA-Tencor Corp. (b).......       138,285
     1,555   Lexmark International,
               Inc., Class A (b)........       122,285
     3,781   Linear Technology Corp. ...       159,067
     5,457   Lockheed Martin Corp. .....       280,490
     4,588   LSI Logic Corp. (b)........        40,696
    50,753   Lucent Technologies, Inc.
               (b)......................       144,139
     3,977   Maxim Integrated Products,
               Inc. ....................       198,055
     7,390   Micron Technology, Inc.
               (b)......................        99,543
    28,172   Motorola, Inc. ............       396,380
     2,244   National Semiconductor
               Corp. (b)................        88,436
     1,145   NCR Corp. (b)..............        44,426
     4,176   Network Appliance, Inc.
               (b)......................        85,733
     2,216   Northrop Grumman Corp. ....       211,850
     1,844   Novellus Systems, Inc.
               (b)......................        77,540
     1,963   NVIDIA Corp. (b)...........        45,640
     2,091   PMC -- Sierra, Inc. (b)....        42,134
     1,143   Qlogic Corp. (b)...........        58,979
     9,683   Qualcomm, Inc. ............       522,204
     5,037   Raytheon Co. ..............       151,311
     2,142   Rockwell Collins...........        64,324
     2,256   Rockwell International
               Corp. ...................        80,314
     6,261   Sanmina Corp. (b)..........        78,951
     1,838   Scientific Atlanta,
               Inc. ....................        50,177
    10,118   Solectron Corp. (b)........        59,797
    39,537   Sun Microsystems, Inc.
               (b)......................       177,521
     2,790   Symbol Technologies,
               Inc. ....................        47,123
     1,023   Tektronix, Inc. ...........        32,327
     5,050   Tellabs, Inc. (b)..........        42,572
     2,316   Teradyne, Inc. (b).........        58,942
    20,945   Texas Instruments, Inc. ...       615,364
     1,971   Thermo Electron Corp.
               (b)......................        49,669
     1,470   Waters Corp. (b)...........        48,745
     9,584   Xerox Corp. (b)............       132,259
     4,143   Xilinx, Inc. (b)...........       160,500
                                          ------------
                                            12,835,098
                                          ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 36

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Energy Minerals (4.9%):
     1,088   Amerada Hess Corp. ........  $     57,849
     3,037   Anadarko Petroleum
               Corp. ...................       154,917
     1,961   Apache Corp. ..............       159,037
       830   Ashland, Inc. .............        36,570
     2,404   Burlington Resources,
               Inc. ....................       133,134
    12,937   ChevronTexaco Corp. .......     1,117,627
     8,239   ConocoPhillips.............       540,231
     2,815   Devon Energy Corp. ........       161,187
     1,393   EOG Resources, Inc. .......        64,315
    79,997   Exxon Mobil Corp. (d)......     3,279,877
     1,221   Kerr-McGee Corp. ..........        56,764
     3,755   Marathon Oil Corp. ........       124,253
     4,661   Occidental Petroleum
               Corp. ...................       196,881
       935   Sunoco, Inc. ..............        47,825
     3,134   Unocal Corp. ..............       115,425
                                          ------------
                                             6,245,892
                                          ------------
Finance (20.2%):
     3,378   ACE Ltd. ..................       139,917
     6,207   AFLAC, Inc. ...............       224,569
     8,515   Allstate Corp. ............       366,315
     1,293   AMBAC Financial Group,
               Inc. ....................        89,721
    15,568   American Express Co. ......       750,845
    31,563   American International
               Group, Inc. .............     2,091,995
     4,249   AmSouth Bancorp............       104,101
     3,796   Aon Corp. .................        90,876
     1,140   Apartment Investment &
               Management Co. ..........        39,330
    17,982   Bank of America Corp. .....     1,446,291
     9,362   Bank of New York Co.,
               Inc. ....................       310,069
    13,530   Bank One Corp. (c).........       616,833
     6,615   BB&T Corp. ................       255,604
     1,184   Bear Stearns Cos., Inc. ...        94,661
     2,795   Capital One Financial
               Corp. ...................       171,306
    16,418   Charles Schwab Corp. ......       194,389
     2,694   Charter One Financial,
               Inc. ....................        93,078
     2,273   Chubb Corp. ...............       154,791
     1,942   Cincinnati Financial
               Corp. ...................        81,331
    62,434   Citigroup, Inc. ...........     3,030,545
     2,122   Comerica, Inc. ............       118,959
     2,228   Countrywide Financial
               Corp. ...................       169,019
     4,838   Equity Office Properties
               Trust....................       138,609
     3,334   Equity Residential
               Properties Trust.........        98,386
    11,760   Fannie Mae.................       882,706
     1,315   Federated Investors,
               Inc. ....................        38,608
     6,887   Fifth Third Bancorp........       407,022
     1,519   First Tennessee National
               Corp. ...................        66,988
    12,763   FleetBoston Financial
               Corp. ...................       557,105

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Finance, continued:
     3,038   Franklin Resources,
               Inc. ....................  $    158,158
     8,420   Freddie Mac................       491,054
     1,839   Golden West Financial
               Corp. ...................       189,766
     5,730   Goldman Sachs Group,
               Inc. ....................       565,723
     3,424   Hartford Financial Services
               Group, Inc. .............       202,119
     2,770   Huntington Bancshares,
               Inc. ....................        62,325
     2,913   Janus Capital Group
               Inc. ....................        47,802
     1,707   Jefferson-Pilot Corp. .....        86,460
     3,501   John Hancock Financial
               Services, Inc. ..........       131,288
    24,693   J.P. Morgan Chase & Co. ...       906,974
     5,073   KeyCorp....................       148,740
     3,286   Lehman Brothers Holdings,
               Inc. ....................       253,745
     2,154   Lincoln National Corp. ....        86,957
     2,244   Loews Corp. ...............       110,966
     6,417   Marsh & McLennan Cos.......       307,310
     2,741   Marshall & Ilsley Corp. ...       104,843
     1,744   MBIA, Inc. ................       103,297
    15,463   MBNA Corp. ................       384,256
     5,207   Mellon Financial Corp. ....       167,197
    11,441   Merrill Lynch & Co.,
               Inc. ....................       671,015
     9,200   MetLife, Inc. .............       309,764
     1,191   MGIC Investment Corp. .....        67,816
    13,108   Morgan Stanley Dean Witter
               & Co. ...................       758,560
     7,357   National City Corp. .......       249,697
     1,836   North Fork Bancorp,
               Inc. ....................        74,303
     2,667   Northern Trust Corp. ......       123,802
     2,215   Plum Creek Timber Co,
               Inc. ....................        67,447
     3,356   PNC Financial Services
               Group....................       183,674
     3,909   Principal Financial
               Group....................       129,271
     2,614   Progressive Corp. .........       218,504
     2,178   ProLogis...................        69,892
     3,513   Providian Financial Corp.
               (b)......................        40,891
     6,542   Prudential Financial,
               Inc. ....................       273,259
     2,689   Regions Financial Corp. ...       100,031
       776   Ryder Systems, Inc. .......        26,500
     1,677   SAFECO Corp. ..............        65,286
     2,315   Simon Property Group,
               Inc. ....................       107,277
     5,456   SLM Corp. .................       205,582
     4,016   Southtrust Corp. ..........       131,444
     2,761   St. Paul Co., Inc. ........       109,474
     4,045   State Street Corp. ........       210,664
     3,407   SunTrust Banks, Inc. ......       243,601
     3,652   Synovus Financial Corp. ...       105,616
     1,507   T. Rowe Price Group,
               Inc. ....................        71,447
     1,370   Torchmark Corp. ...........        62,390
    12,161   Travelers Property Casualty
               Corp. Class B............       206,372

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Finance, continued:
    23,343   U.S. Bancorp...............  $    695,155
     2,282   Union Planters Corp. ......        71,860
     3,583   UnumProvident Corp. .......        56,504
    16,021   Wachovia Corp. ............       746,418
    10,884   Washington Mutual, Inc. ...       436,666
    20,478   Wells Fargo & Co. .........     1,205,948
     1,661   XL Capital, Ltd., Class
               A........................       128,811
     1,088   Zions Bancorp..............        66,727
                                          ------------
                                            25,624,617
                                          ------------
Health Services (1.3%):
     1,847   Aetna, Inc. ...............       124,820
     1,674   Anthem, Inc. (b)...........       125,550
     1,700   Cigna Corp. ...............        97,750
       951   Express Scripts, Inc.,
               Class A (b)..............        63,175
     5,997   HCA-The Healthcare
               Corp. ...................       257,631
     2,902   Health Management
               Associates, Inc., Class
               A........................        69,648
     1,950   Humana, Inc. (b)...........        44,558
     2,898   IMS Health, Inc. ..........        72,044
     1,079   Manor Care, Inc. ..........        37,301
     1,258   Quest Diagnostics, Inc.
               (b)......................        91,972
     5,625   Tenet Healthcare Corp.
               (b)......................        90,281
     7,100   UnitedHealth Group,
               Inc. ....................       413,078
     1,839   Wellpoint Health Networks,
               Inc., Class A (b)........       178,365
                                          ------------
                                             1,666,173
                                          ------------
Health Technology (11.4%):
    18,921   Abbott Laboratories........       881,719
     1,579   Allergan, Inc. ............       121,283
    15,612   Amgen, Inc. (b)............       964,822
     2,518   Applera Corp.- Applied
               Biosystems Group.........        52,148
       632   Bausch & Lomb, Inc. .......        32,801
     7,386   Baxter International,
               Inc. ....................       225,421
     3,073   Becton, Dickinson & Co. ...       126,423
     3,965   Biogen Idec, Inc. (b)......       145,842
     3,094   Biomet, Inc. ..............       112,653
     9,914   Boston Scientific Corp.
               (b)......................       364,439
    23,471   Bristol-Myers Squibb
               Co. .....................       671,271
       628   C.R. Bard, Inc. ...........        51,025
     2,272   Chiron Corp. (b)...........       129,481
    13,590   Eli Lilly & Co. ...........       955,785
     4,425   Forest Laboratories, Inc.
               (b)......................       273,465
     2,713   Genzyme Corp. (b)..........       133,859
     3,764   Guidant Corp. .............       226,593
    35,923   Johnson & Johnson..........     1,855,781
     2,918   King Pharmaceuticals, Inc.
               (b)......................        44,529
     3,271   Medco Health Solutions,
               Inc. (b).................       111,181
     2,996   MedImmune, Inc. (b)........        76,098

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Health Technology, continued:
    14,669   Medtronic, Inc. ...........  $    713,060
    26,929   Merck & Co., Inc. .........     1,244,120
       591   Millipore Corp. (b)........        25,443
     1,513   Pall Corp. ................        40,594
     1,535   PerkinElmer, Inc. .........        26,202
    92,362   Pfizer, Inc. ..............     3,263,148
    17,784   Schering-Plough Corp. .....       309,264
     2,088   St. Jude Medical, Inc.
               (b)......................       128,099
     2,414   Stryker Corp. .............       205,214
     1,307   Watson Pharmaceuticals,
               Inc. (b).................        60,122
    16,118   Wyeth......................       684,209
     2,927   Zimmer Holdings, Inc.
               (b)......................       206,061
                                          ------------
                                            14,462,155
                                          ------------
Industrial Services (1.1%):
     3,875   Allied Waste Industries,
               Inc. (b).................        53,785
     4,053   Baker Hughes, Inc. ........       130,344
     1,916   BJ Services Co. (b)........        68,784
     7,361   El Paso Corp. .............        60,287
       993   Fluor Corp. ...............        39,363
     5,302   Halliburton Co. ...........       137,852
     1,774   Nabors Industries Ltd.
               (b)......................        73,621
     1,619   Noble Corp. (b)............        57,928
     1,138   Rowan Cos., Inc. (b).......        26,367
     7,085   Schlumberger Ltd. .........       387,692
     3,872   Transocean Sedco Forex,
               Inc. (b).................        92,967
     7,049   Waste Management, Inc. ....       208,650
     6,271   Williams Cos., Inc. .......        61,581
                                          ------------
                                             1,399,221
                                          ------------
Multi-Industry (0.6%):
     7,001   S&P 500 Depositary
               Receipt..................       779,071
                                          ------------
Non-Energy Minerals (0.9%):
    10,473   Alcoa, Inc. ...............       397,974
       976   Allegheny Technologies,
               Inc. ....................        12,903
     1,282   Louisiana-Pacific Corp.
               (b)......................        22,922
     5,229   Newmont Mining Corp. ......       254,182
       948   Nucor Corp. ...............        53,088
     1,081   Phelps Dodge Corp. (b).....        82,253
     1,250   United States Steel
               Corp. ...................        43,775
     2,007   UST, Inc. .................        71,630
     1,231   Vulcan Materials Co. ......        58,559
     2,660   Weyerhaeuser Co. ..........       170,240
     1,042   Worthington Industries,
               Inc. ....................        18,787
                                          ------------
                                             1,186,313
                                          ------------
Process Industries (2.2%):
     2,751   Air Products and Chemicals,
               Inc. ....................       145,335
     7,826   Archer-Daniels-Midland
               Co. .....................       119,112

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 38

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Process Industries, continued:
       682   Ball Corp. ................  $     40,627
       643   Bemis Co., Inc. ...........        32,150
     1,041   Boise Cascade Corp. .......        34,207
    11,141   Dow Chemical Co. ..........       463,132
    12,064   Du Pont (EI) de Nemours &
               Co. .....................       553,618
       936   Eastman Chemical Co. ......        37,000
     3,118   Ecolab, Inc. ..............        85,340
     1,518   Engelhard Corp. ...........        45,464
     2,209   Freeport-McMoRan Copper &
               Gold, Inc., Class B......        93,065
     3,076   Georgia-Pacific Corp. .....        94,341
       612   Great Lakes Chemical
               Corp. ...................        16,640
     1,342   Hercules, Inc. (b).........        16,372
     5,815   International Paper Co. ...       250,685
     2,427   Meadwestvaco Corp. ........        72,203
     3,171   Monsanto Co. ..............        91,261
     1,903   Pactiv Corp. (b)...........        45,482
     2,057   PPG Industries, Inc. ......       131,689
     3,936   Praxair, Inc. .............       150,355
     2,695   Rohm & Haas Co. ...........       115,103
     1,028   Sealed Air Corp. (b).......        55,656
       839   Sigma-Aldrich Corp. .......        47,974
       657   Temple-Inland, Inc. .......        41,174
                                          ------------
                                             2,777,985
                                          ------------
Producer Manufacturing (7.2%):
       881   American Standard Cos.,
               Inc. (b).................        88,717
     1,337   Avery Dennison Corp. ......        74,899
     4,203   Caterpillar, Inc. .........       348,933
     1,130   Cooper Industries Ltd.,
               Class A..................        65,461
       719   Crane Co. .................        22,102
       512   Cummins, Inc. .............        25,057
     1,799   Dana Corp. ................        33,012
     1,858   Danaher Corp. .............       170,472
     2,905   Deere & Co. ...............       188,970
     6,781   Delphi Automotive Systems
               Corp. ...................        69,234
     2,451   Dover Corp. ...............        97,427
       920   Eaton Corp. ...............        99,342
     5,093   Emerson Electric Co. ......       329,772
   121,522   General Electric Co. (d)...     3,764,751
    10,433   Honeywell International,
               Inc. ....................       348,775
     3,729   Illinois Tool Works,
               Inc. ....................       312,900
     2,100   Ingersoll-Rand Co. ........       142,548
     1,117   ITT Industries, Inc. ......        82,893
     1,093   Johnson Controls, Inc. ....       126,919
     5,605   Masco Corp. ...............       153,633
     9,499   Minnesota Mining &
               Manufacturing Co. .......       807,699

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
     2,304   Molex, Inc. ...............  $     80,387
       831   Navistar International
               Corp. (b)................        39,797
     1,412   Paccar, Inc. ..............       120,189
     1,435   Parker-Hannifin Corp. .....        85,383
     2,827   Pitney Bowes, Inc. ........       114,833
     1,008   Power-One, Inc. (b)........        10,917
     1,646   Textron, Inc. .............        93,921
       708   Thomas & Betts Corp. ......        16,206
    24,194   Tyco International Ltd. ...       641,140
     5,695   United Technologies
               Corp. ...................       539,715
     1,582   Visteon Corp. .............        16,469
                                          ------------
                                             9,112,473
                                          ------------
Retail Trade (6.6%):
     4,441   Albertson's, Inc. .........       100,589
     3,329   AutoNation, Inc. (b).......        61,154
     1,074   AutoZone, Inc. (b).........        91,516
     3,584   Bed Bath & Beyond, Inc.
               (b)......................       155,366
     3,917   Best Buy Co., Inc. ........       204,624
     1,415   Big Lots, Inc. (b).........        20,107
     2,535   Circuit City Stores,
               Inc. ....................        25,680
     5,540   Costco Wholesale Corp.
               (b)......................       205,977
     4,780   CVS Corp. .................       172,654
     1,008   Dillard's, Inc., Class A...        16,592
     4,079   Dollar General Corp. ......        85,618
     2,087   Family Dollar Stores,
               Inc. ....................        74,882
     2,188   Federated Department
               Stores, Inc. ............       103,120
    10,842   Gap, Inc. .................       251,643
    27,536   Home Depot, Inc. ..........       977,252
     3,304   J.C. Penney, Inc. .........        86,829
     4,115   Kohl's Corp. (b)...........       184,928
     9,018   Kroger Co. (b).............       166,923
     6,253   Limited Brands, Inc. ......       112,742
     9,517   Lowe's Cos., Inc. .........       527,147
     3,493   May Department Stores
               Co. .....................       101,542
     1,663   Nordstrom, Inc. ...........        57,041
     3,790   Office Depot, Inc. (b).....        63,331
     1,986   RadioShack Corp. ..........        60,930
     5,353   Safeway, Inc. (b)..........       117,284
     3,072   Sears Roebuck & Co. .......       139,745
     1,764   Sherwin-Williams Co. ......        61,281
     5,993   Staples, Inc. (b)..........       163,609
    11,031   Target Corp. ..............       423,590
     1,775   Tiffany & Co. .............        80,230
     6,091   TJX Cos., Inc. ............       134,307
     2,584   Toys "R" Us, Inc. (b)......        32,662
    52,378   Wal-Mart Stores, Inc.
               (d)......................     2,778,652
    12,408   Walgreen Co. ..............       451,403
     1,714   Winn-Dixie Stores, Inc. ...        17,054
                                          ------------
                                             8,308,004
                                          ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology Services (8.4%):
     2,832   Adobe Systems, Inc. .......  $    111,298
     2,403   American Power Conversion
               Corp. ...................        58,753
     9,560   AT&T Corp. ................       194,068
     1,351   Autodesk, Inc. ............        33,208
     7,194   Automatic Data Processing,
               Inc. ....................       284,954
     2,738   BMC Software, Inc. (b).....        51,064
     1,986   Citrix System, Inc. (b)....        42,123
     7,008   Computer Associates
               International, Inc. .....       191,599
     2,267   Computer Sciences Corp.
               (b)......................       100,269
     4,648   Compuware Corp. (b)........        28,074
     5,629   Concord EFS, Inc. (b)......        83,534
     1,731   Convergys Corp. (b)........        30,223
    30,988   Dell, Inc. (b).............     1,052,352
     5,814   Electronic Data Systems
               Corp. ...................       142,676
     8,821   First Data Corp. ..........       362,455
     2,346   Fiserv, Inc. (b)...........        92,690
    20,822   International Business
               Machines Corp. (d).......     1,929,783
     2,402   Intuit, Inc. (b)...........       127,090
     1,090   Mercury Interactive Corp.
               (b)......................        53,018
   130,860   Microsoft Corp. (d)........     3,603,884
     4,519   Novell, Inc. (b)...........        47,540
    63,257   Oracle Corp. (b)...........       834,992
     3,222   Parametric Technology Corp.
               (b)......................        12,695
     4,563   Paychex, Inc. .............       169,744
     4,538   PeopleSoft, Inc. (b).......       103,466
     6,001   Siebel Systems, Inc. (b)...        83,234
     3,477   SunGard Data Systems, Inc.
               (b)......................        96,348
     3,728   Symantec Corp. (b).........       129,175
     3,999   Unisys Corp. (b)...........        59,385
     5,175   Veritas Software Corp.
               (b)......................       192,303
     7,956   Yahoo, Inc. (b)............       359,373
                                          ------------
                                            10,661,370
                                          ------------
Transportation (1.6%):
     4,493   Burlington Northern Santa
               Fe Corp. ................       145,349
     2,590   CSX Corp. .................        93,085
     1,494   Delta Airlines, Inc. ......        17,644
     3,610   FedEx Corp. ...............       243,675
     4,725   Norfolk Southern Corp. ....       111,746
     9,527   Southwest Airlines Co. ....       153,766
     3,088   Union Pacific Corp. .......       214,554
    13,606   United Parcel Service,
               Inc., Class B............     1,014,327
                                          ------------
                                             1,994,146
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities (2.7%):
     7,536   AES Corp. (b)..............  $     71,140
     1,537   Allegheny Energy, Inc.
               (b)......................        19,612
     1,965   Ameren Corp. ..............        90,390
     4,781   American Electric Power
               Co., Inc. ...............       145,868
     5,000   Calpine Corp. (b)..........        24,050
     3,704   Centerpoint Energy,
               Inc. ....................        35,892
     2,155   Cinergy Corp. .............        83,636
     1,950   CMS Energy Corp. (b).......        16,614
     2,729   Consolidated Edison,
               Inc. ....................       117,374
     2,024   Constellation Energy Group,
               Inc. ....................        79,260
     3,926   Dominion Resources,
               Inc. ....................       250,597
     2,037   DTE Energy Co. ............        80,258
    10,984   Duke Energy Corp. .........       224,623
     4,563   Dynegy, Inc. (b)...........        19,530
     3,943   Edison International, Inc.
               (b)......................        86,470
     2,769   Entergy Corp. .............       158,193
     3,958   Exelon Corp. ..............       262,653
     3,992   First Energy Corp. ........       140,518
     2,226   FPL Group, Inc. ...........       145,625
     1,925   Keyspan Corp. .............        70,840
     1,491   Kinder Morgan, Inc. .......        88,118
         1   Mirant Corp. (b)...........             0
       533   NICOR, Inc. ...............        18,143
     3,177   NiSource, Inc. ............        69,703
       445   Peoples Energy Corp. ......        18,708
     5,020   PG&E Corp. (b).............       139,405
     1,105   Pinnacle West Capital
               Corp. ...................        44,222
     2,146   PPL Corp. .................        93,888
     2,966   Progress Energy, Inc. .....       134,241
     2,846   Public Service Enterprise
               Group, Inc. .............       124,655
     2,738   Sempra Energy..............        82,304
     8,862   Southern Co. ..............       268,076
     2,273   TECO Energy, Inc. .........        32,754
     3,920   TXU Corp. .................        92,982
     4,827   XCEL Energy, Inc. .........        81,962
                                          ------------
                                             3,412,304
                                          ------------
  Total Common Stocks                      125,270,138
                                          ------------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
$   75,000   3/25/04 (d)................        74,851
                                          ------------
  Total U.S. Treasury Obligations               74,851
                                          ------------
INVESTMENT COMPANIES (0.7%):
   916,670   One Group Prime Money
               Market Fund, Class I
               (c)......................       916,670
                                          ------------
  Total Investment Companies                   916,670
                                          ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 40

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
REPURCHASE AGREEMENTS (0.2%):
$  213,000   State Street Bank and
               Trust, 0.65%, 1/2/04
               (Proceeds at maturity
               $213,008, collateralized
               by various U.S.
               Government securities)...  $    213,000
                                          ------------
  Total Repurchase Agreements                  213,000
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (7.4%):
$9,439,830   Pool of various securities
               for One Group Equity
               Funds -- footnote 2
               (Securities Lending).....  $  9,439,830
                                          ------------
  Total Short-Term Securities Held as
    Collateral for Securities Lending        9,439,830
                                          ------------
Total (Cost $147,938,880) (a)             $135,914,489
                                          ============

------------
Percentages indicated are based on net assets of $126,733,284.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 17,563,870
                   Unrealized depreciation......................   (29,588,261)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $(12,024,391)
                                                                  ============

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

(d) Serves as collateral for futures contracts.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
ASSET BACKED SECURITIES (0.9%):
$   198,878   Americredit Automobile
                Receivables Trust,
                Series 00-A, Class A4,
                7.29%, 12/12/06........  $    200,808
    280,000   Americredit Automobile
                Receivables Trust,
                Series 01-B, Class A4,
                5.37%, 6/12/08.........       288,066
    100,000   CNH Equipment Trust,
                Series 03-B, Class A4B,
                3.38%, 2/15/11.........       100,410
    299,791   CS First Boston Mortgage
                Securities Corp.,
                Series 02-HE4, Class
                AF, 5.51%, 8/25/32.....       305,509
    121,188   Fleetwood Credit Corp.,
                Grantor Trust, Series
                97-B, Class A, 6.40%,
                5/15/13................       122,123
    220,621   Green Tree Recreational,
                Equipment & Consumer
                Trust, Series 98-A,
                Class A1C, 6.18%,
                6/15/19................       221,088
     50,711   Money Store Home Equity
                Trust, Series 97-D,
                Class AF7, 6.49%,
                12/15/38...............        51,394
     67,298   Nationscredit Grantor
                Trust, Series 96-1,
                Class A, 5.85%,
                9/15/11................        67,309
     16,667   Sears Credit Account
                Master Trust, Series
                95-5, Class A, 6.05%,
                1/15/08................        16,739
    150,000   WFS Financial Owner
                Trust, Series 03-4,
                Class A4, 3.15%,
                5/20/11................       150,878
                                         ------------
  Total Asset Backed Securities             1,524,324
                                         ------------
COLLATERIZED MORTGAGE OBLIGATIONS (0.4%):
     54,631   Residential Funding
                Mortgage Securities,
                Series 96-S3, Class A5,
                7.25%, 1/25/26.........        54,607
    200,000   Vendee Mortgage Trust,
                Series 03-1, Class B,
                5.75%, 12/15/20........       208,014

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COLLATERIZED MORTGAGE OBLIGATIONS, CONTINUED:
$   150,000   WFS Financial Owner
                Trust, Series 03-1,
                Class A3, 2.03%,
                8/20/07................  $    150,736
    300,000   WFS Financial Owner
                Trust, Series 03-2,
                Class A4, 2.41%,
                12/20/10...............       297,581
                                         ------------
  Total Collaterized Mortgage
  Obligations                                 710,938
                                         ------------
COMMON STOCKS (60.5%):
Commercial Services (0.5%):
     11,120   Omnicom Group, Inc. .....       971,110
                                         ------------
Communications (1.4%):
     14,220   CenturyTel, Inc. ........       463,856
     46,010   SBC Communications,
                Inc. ..................     1,199,481
     23,910   Verizon Communications...       838,763
                                         ------------
                                            2,502,100
                                         ------------
Consumer Durables (0.3%):
      9,400   Electronic Arts, Inc.
                (b)....................       449,132
                                         ------------
Consumer Non-Durables (2.4%):
     40,400   Altria Group, Inc. ......     2,198,568
     14,530   Estee Lauder Cos., Class
                A......................       570,448
     32,450   Jones Apparel Group,
                Inc. ..................     1,143,214
     30,130   Tyson Foods, Inc., Class
                A......................       398,921
                                         ------------
                                            4,311,151
                                         ------------
Consumer Services (5.3%):
     28,790   Brinker International,
                Inc. (b)...............       954,676
     14,400   Clear Channel
                Communications,
                Inc. ..................       674,352
     51,918   Comcast Corp., Class A
                (b)....................     1,706,544
     23,740   H & R Block, Inc. .......     1,314,484
     70,100   Time Warner, Inc. (b)....     1,261,099
     37,310   Viacom, Inc., Class B....     1,655,818
     26,460   Walt Disney Co. .........       617,312
     39,530   Yum! Brands, Inc. (b)....     1,359,832
                                         ------------
                                            9,544,117
                                         ------------
Distribution Services (1.8%):
     15,960   AmerisourceBergen
                Corp. .................       896,154
     23,120   Andrx Corp. (b)..........       555,805
     24,820   McKesson Corp. ..........       798,211
     25,990   Sysco Corp. .............       967,608
                                         ------------
                                            3,217,778
Electronic Technology (4.8%):
     69,720   Cisco Systems, Inc.
                (b)....................     1,693,499
     13,960   Cymer, Inc. (b)..........       644,812
      9,540   Diebold, Inc. ...........       513,920
     87,880   Intel Corp. .............     2,829,737
     13,390   Linear Technology
                Corp. .................       563,317
     77,220   Motorola, Inc. ..........     1,086,485

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 42

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
      3,700   Northrop Grumman
                Corp. .................  $    353,720
     16,400   Qualcomm, Inc. ..........       884,452
                                         ------------
                                            8,569,942
                                         ------------
Energy Minerals (3.3%):
      6,580   Devon Energy Corp. ......       376,771
     81,690   Exxon Mobil Corp. .......     3,349,290
     16,590   Murphy Oil Corp. ........     1,083,493
     25,200   Suncor Energy, Inc. .....       631,512
     11,830   Valero Energy Corp. .....       548,202
                                         ------------
                                            5,989,268
                                         ------------
Finance (13.3%):
     36,990   American International
                Group, Inc. ...........     2,451,697
     19,826   Charter One Financial,
                Inc. ..................       684,988
     74,150   Citigroup, Inc. .........     3,599,241
     14,520   Fannie Mae...............     1,089,871
     42,810   Freddie Mac..............     2,496,679
     15,480   Hartford Financial
                Services Group,
                Inc. ..................       913,784
     21,980   Marsh & McLennan Cos.....     1,052,622
     74,950   MBNA Corp. ..............     1,862,508
     24,710   Morgan Stanley Dean
                Witter & Co. ..........     1,429,968
     32,450   National City Corp. .....     1,101,353
     22,600   North Fork Bancorp,
                Inc. ..................       914,622
     18,810   SunTrust Banks, Inc. ....     1,344,915
     63,360   U.S. Bancorp.............     1,886,861
     36,110   Washington Mutual,
                Inc. ..................     1,448,733
     26,310   Wells Fargo & Co. .......     1,549,396
                                         ------------
                                           23,827,238
                                         ------------
Health Services (0.6%):
     17,200   UnitedHealth Group,
                Inc. ..................     1,000,696
                                         ------------
Health Technology (5.7%):
     20,140   Amgen, Inc. (b)..........     1,244,652
     49,160   Bristol-Myers Squibb
                Co. ...................     1,405,975
     11,860   Charles River
                Laboratories
                International, Inc.
                (b)....................       407,154
     25,660   Medtronic, Inc. .........     1,247,333
     25,430   Merck & Co., Inc. .......     1,174,866
    105,354   Pfizer, Inc. ............     3,722,156
     25,510   Wyeth....................     1,082,900
                                         ------------
                                           10,285,036
                                         ------------
Industrial Services (0.5%):
      9,020   Cooper Cameron Corp.
                (b)....................       420,332
     13,120   Weatherford International
                Ltd. (b)...............       472,320
                                         ------------
                                              892,652

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS, CONTINUED:
Non-Energy Minerals (0.7%):
     33,050   Alcoa, Inc. .............  $  1,255,900
                                         ------------
Process Industries (0.9%):
     13,600   Cabot Corp. .............       433,024
     13,490   Sigma-Aldrich Corp. .....       771,358
      6,410   Temple-Inland, Inc. .....       401,715
                                         ------------
                                            1,606,097
                                         ------------
Producer Manufacturing (7.5%):
     19,140   Crane Co. ...............       588,364
      8,100   Danaher Corp. ...........       743,175
      5,070   Eaton Corp. .............       547,459
     98,580   General Electric Co. ....     3,054,007
     29,150   Honeywell International,
                Inc. ..................       974,485
     12,780   Johnson Controls,
                Inc. ..................     1,484,014
     19,840   Lear Corp. ..............     1,216,787
     20,270   Minnesota Mining &
                Manufacturing Co. .....     1,723,557
     11,510   Pentair, Inc. ...........       526,007
     15,900   Pitney Bowes, Inc. ......       645,858
      9,510   SPX Corp. (b)............       559,283
     49,890   Tyco International
                Ltd. ..................     1,322,085
                                         ------------
                                           13,385,081
                                         ------------
Retail Trade (4.1%):
     40,640   Albertson's, Inc. .......       920,496
     30,695   Rent-A-Center, Inc.
                (b)....................       917,167
     54,030   Safeway, Inc. (b)........     1,183,797
     19,650   Target Corp. ............       754,560
     46,690   Wal-Mart Stores, Inc. ...     2,476,905
     28,580   Walgreen Co. ............     1,039,740
                                         ------------
                                            7,292,665
                                         ------------
Technology Services (4.8%):
      7,910   Affiliated Computer
                Services, Inc., Class A
                (b)....................       430,779
     44,040   Dell, Inc. (b)...........     1,495,598
     19,130   International Business
                Machines Corp. ........     1,772,968
    140,130   Microsoft Corp. .........     3,859,181
     22,780   Network Associates, Inc.
                (b)....................       342,611
     21,030   Paychex, Inc. ...........       782,316
                                         ------------
                                            8,683,453
                                         ------------
Transportation (0.9%):
      7,540   Canadian National Railway
                Co. ...................       477,131
     14,890   United Parcel Service,
                Inc., Class B..........     1,110,050
                                         ------------
                                            1,587,181
                                         ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities (1.7%):
     18,030   FPL Group, Inc. .........  $  1,179,523
     12,690   Kinder Morgan, Inc. .....       749,979
     27,750   Pinnacle West Capital
                Corp. .................     1,110,555
                                         ------------
                                            3,040,057
                                         ------------
  Total Common Stocks                     108,410,654
                                         ------------
CORPORATE BONDS (11.5%):
Aerospace Defense (0.1%):
$   150,000   General Dynamics Corp.,
                4.50%, 8/15/10.........       153,529
                                         ------------
Banking (0.3%):
    300,000   Wachovia Corp., 6.61%,
                10/1/25................       330,638
    160,000   Wells Fargo & Co., 7.55%,
                6/21/10................       189,888
                                         ------------
                                              520,526
                                         ------------
Communications (0.1%):
    200,000   Southwestern Bell
                Telephone, 5.98%,
                10/22/07...............       216,301
                                         ------------
Consumer Durables (0.5%):
    300,000   DaimlerChrysler NA
                Holdings Corp., 7.20%,
                9/1/09.................       335,426
    500,000   General Motors Corp.,
                7.20%, 1/15/11.........       550,508
     60,000   Hanson Australia Funding,
                5.25%, 3/15/13.........        59,852
                                         ------------
                                              945,786
                                         ------------
Consumer Services (0.8%):
    175,000   Allstate Corp., 6.13%,
                2/15/12................       190,671
     60,000   Coca-Cola Enterprises,
                6.13%, 8/15/11.........        66,455
    150,000   Comcast Cable
                Communications, 8.38%,
                5/1/07.................       174,061
    150,000   Cox Communications, Inc.,
                7.75%, 11/1/10.........       178,932
     80,000   Cox Communications, Inc.,
                4.63%, 6/1/13..........        77,273
     60,000   PHH Corp., 7.13%,
                3/1/13.................        67,332
     50,000   Thomson Corp., 4.25%,
                8/15/09................        50,556
    450,000   Time Warner, Inc., 9.13%,
                1/15/13................       572,830
                                         ------------
                                            1,378,110
                                         ------------

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
CORPORATE BONDS, CONTINUED:
Electronic Technology (0.2%):
$    395,000   Oracle Corp., 6.72%,
                2/15/04................       397,346
                                         ------------

Energy Minerals (0.2%):
    250,000   Occidental Petroleum
                Corp., 9.25%, 8/1/19...  $    346,128
                                         ------------
Finance (5.7%):
    300,000   Bank of America Corp.,
                7.80%, 2/15/10.........       357,205
    100,000   Bank of America Corp.,
                7.13%, 10/15/11........       117,183
    250,000   BCH Cayman Islands,
                7.50%, 6/15/05.........       268,618
    100,000   Bear Stearns Co., Inc.,
                4.50%, 10/28/10........       100,733
    250,000   Boeing Capital Corp.,
                7.10%, 9/27/05.........       270,483
    100,000   Branch Banking & Trust,
                4.88%, 1/15/13.........       100,052
    600,000   Capital One Auto Finance
                Trust, 3.44%,
                6/15/09................       613,150
    200,000   Capital One Bank Co.,
                6.88%, 2/1/06..........       216,465
    180,000   Cit Group, Inc., 4.13%,
                2/21/06................       186,360
    500,000   Citigroup, Inc., 7.25%,
                10/1/10................       583,573
    650,000   Credit Suisse First
                Boston USA, Inc.,
                6.50%, 1/15/12.........       724,608
    120,000   Dow Capital BV, 8.50%,
                6/8/10, Putable 6/8/05
                @ 100..................       140,509
    225,000   Fleet Financial Group,
                7.38%, 12/1/09.........       264,493
    800,000   Ford Motor Credit Co.,
                7.38%, 2/1/11..........       873,161
    500,000   General Electric Capital
                Corp., 8.63%, 6/15/08..       601,488
    500,000   GMAC, 7.25%, 3/2/11......       549,327
    300,000   Goldman Sachs Group,
                Inc., 7.20%,
                3/1/07 (d).............       332,417
    200,000   Goldman Sachs Group,
                Inc., 4.75%, 7/15/13...       195,283
    700,000   Household Finance Corp.,
                8.00%, 7/15/10.........       839,403
    475,000   Inter-American
                Development Bank,
                8.40%, 9/1/09..........       588,859
    250,000   J.P. Morgan Chase & Co.,
                6.68%, 3/15/12.........       279,726

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 44

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
CORPORATE BONDS, CONTINUED:
Finance, continued:
$   200,000   Lehman Brothers Holdings,
                Inc., 6.63%, 1/18/12...  $    226,060
    125,000   Merrill Lynch & Co.,
                3.38%, 9/14/07.........       126,724
    600,000   Morgan Stanley Dean
                Witter and Co., 6.75%,
                4/15/11................       679,842
    350,000   National Rural Utilities,
                6.00%, 5/15/06.........       377,655
    150,000   News America, Inc.,
                6.75%, 1/9/38..........       167,746
    300,000   Nynex Capital Funding,
                8.23%, 10/15/09........       359,780
     75,000   Popular North America,
                Inc., 4.25%, 4/1/08....        76,430
     25,000   Unionbancal Corp., 5.25%,
                12/16/13...............        25,298
                                         ------------
                                           10,242,631
                                         ------------
Governments (Foreign) (0.1%):
     80,000   United Mexican States,
                4.63%, 10/8/08.........        81,200
     40,000   United Mexican States,
                6.38%, 1/16/13.........        41,600
                                         ------------
                                              122,800
                                         ------------
Producer Manufacturing (0.0%):
     75,000   Pitney Bowes, Inc.,
                3.88%, 6/15/13.........        69,754
                                         ------------
Retail Trade (0.5%):
    350,000   Albertson's, Inc., 6.95%,
                8/1/09.................       390,639
    400,000   Kroger Co., 8.05%,
                2/1/10.................       476,308
                                         ------------
                                              866,947
                                         ------------
Telecommunications (0.4%):
     50,000   AT&T Broadband Corp.,
                8.38%, 3/15/13.........        61,300
     50,000   AT&T Corp., 8.75%,
                11/15/31...............        58,630
     75,000   AT&T Wireless, 7.88%,
                3/1/11.................        86,932
    125,000   Bellsouth Corp., 6.00%,
                10/15/11...............       135,784
     80,000   British Telecom, 8.38%,
                12/15/10...............        97,509
     60,000   Deutsche Telekom, 8.50%,
                6/15/10................        72,658

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
$    30,000   France Telecom, 9.00%,
                3/1/11.................  $     36,091
    150,000   Sprint Capital Corp.,
                6.00%, 1/15/07.........       160,341
                                         ------------
                                              709,245
                                         ------------
Transportation (0.7%):
     70,000   Continental Airlines,
                Inc., 7.06%, 9/15/09...        71,367
    150,000   Norfolk Southern Corp.,
                7.05%, 5/1/37..........       168,969
    500,000   Union Pacific Corp.,
                6.65%, 1/15/11.........       558,400
    490,788   United Airlines, 7.19%,
                4/1/11.................       421,560
                                         ------------
                                            1,220,296
                                         ------------
Utilities (1.9%):
    560,000   American Electric Power
                Co., Inc., 6.13%,
                5/15/06................       603,849
     50,000   Carolina Power and Light,
                5.13%, 9/15/13.........        50,721
    173,000   Columbia Gas System,
                6.80%, 11/28/05........       186,871
    100,000   Constellation Energy
                Group, 6.35%, 4/1/07...       109,524
    150,000   Dominion Resources, Inc.,
                6.25%, 6/30/12.........       163,017
    200,000   DTE Energy Co., 6.65%,
                4/15/09................       223,353
    250,000   Duke Energy, 4.20%,
                10/1/08................       251,428
    500,000   Exelon Corp., 6.75%,
                5/1/11.................       559,438
    900,000   Hydro Quebec, 6.52%,
                2/23/06................       980,934
    130,000   National Rural Utilities,
                7.30%, 9/15/06.........       145,497
    115,000   PSEG Power, 7.75%,
                4/15/11................       135,590
                                         ------------
                                            3,410,222
                                         ------------
  Total Corporate Bonds                    20,599,621
                                         ------------
U.S. GOVERNMENT AGENCY SECURITIES (0.6%):
Fannie Mae (0.6%):
    400,000   7.13%, 6/15/10...........       470,917
    585,000   6.25%, 2/1/11............       647,625
                                         ------------
  Total U.S. Government Agency
  Securities                                1,118,542
                                         ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES (14.9%):
Fannie Mae (6.2%):
$   753,761   7.14%, 8/1/05, Pool
                #73166.................  $    793,409
     36,036   8.15%, 4/25/06, Series
                91-37, Class H.........        37,328
     37,064   6.15%, 8/25/06, Series
                93-223, Class VD.......        37,753
     11,455   9.00%, 11/1/06, Pool
                #124017................        11,994
    332,986   6.94%, 12/1/06, Pool
                #73798.................       363,446
     89,845   7.50%, 3/25/07, Series
                92-18, Class ZH........        94,661
     24,574   6.00%, 8/25/07, Series
                92-151, Class H........        25,612
    256,349   6.85%, 10/1/07, Pool
                #375435................       283,852
    285,741   6.53%, 12/1/07, Pool
                #375568................       314,199
    286,508   6.50%, 5/25/08, Series
                93-174, Class G........       290,565
    410,501   6.25%, 7/25/08, Series
                93-135, Class PG.......       431,067
    374,869   6.19%, 9/1/08, Pool
                #380623................       409,606
     31,583   8.00%, 9/1/08, Pool
                #190586................        33,252
     98,932   8.30%, 10/25/08, Series
                93-197, Class SC,
                IF*....................       103,357
     41,727   6.50%, 3/25/09, Series
                95-13, Class B.........        42,790
     86,884   7.50%, 8/1/09, Pool
                #292020................        92,997
    800,000   7.00%, 7/18/12, Series
                97-42, Class PG........       893,500
    140,378   6.50%, 4/1/13, Pool
                #414513................       148,993
    100,056   7.00%, 6/1/13, Pool
                #427488................       107,007
    200,000   6.65%, 6/25/13, Series
                93-140, Class J........       217,986
    101,848   6.00%, 8/1/13, Pool
                #251899................       107,105
    103,744   6.00%, 12/1/13, Pool
                #323458................       109,100
    125,000   6.00%, 6/25/14, Series
                02-24 Class AD.........       126,691
    175,917   6.00%, 9/25/14, Series
                01-71, Class QC........       177,376

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$   500,000   5.50%, 3/15/15, Series
                2368, Class OE.........  $    518,913
    250,000   5.50%, 4/25/17, Series
                02-18, Class PC........       262,398
    300,000   6.00%, 4/25/17, Series
                02-24, Class AJ........       320,263
    150,000   6.00%, 4/25/17, Series
                02-19, Class PE........       159,791
    206,990   8.00%, 5/1/17, Pool
                #50000.................       226,690
    255,206   5.50%, 8/25/17, Series
                01-75, Class PB........       255,844
     47,627   9.00%, 12/1/17, Pool
                #359455................        53,164
    210,077   9.25%, 3/25/18, Series
                88-4, Class Z..........       232,463
    119,923   8.50%, 11/1/18, Pool
                #313280................       131,768
     39,399   10.45%, 4/25/19, Series
                89-21, Class G.........        43,116
    145,762   8.00%, 7/25/19, Series
                89-37, Class G.........       158,735
     26,111   8.75%, 11/25/19, Series
                89-86, Class E.........        28,883
    500,000   6.00%, 2/25/20, Series
                02-7, Class QM.........       521,594
     52,331   6.50%, 3/25/20, Series
                90-30, Class E.........        55,803
    143,839   6.00%, 4/25/20, Series
                02-56, Class VD........       147,770
     73,707   6.50%, 9/25/20, Series
                90-105, Class J........        77,821
    138,000   6.00%, 10/25/20, Series
                02-41 Class VB.........       143,531
     38,955   8.50%, 9/25/21, Series
                G-29, Class O..........        42,319
     46,867   8.75%, 9/25/21, Series
                91-129, Class G........        51,788
     13,022   5.00%, 8/25/22, Series
                93-38, Class L.........        13,015
    250,000   6.50%, 2/25/23, G93-36,
                Class J................       256,220
    175,000   6.50%, 2/25/23, Series
                93-202, Class I........       178,979
     51,962   0.00%, 5/25/23, Series
                G93-24, Class C, PO....        51,159
    250,000   5.00%, 6/25/23, Series
                03-83, Class PG........       244,079
    150,000   5.00%, 6/25/23, Series
                03-55, Class CD........       144,883

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 46

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$   100,000   6.50%, 7/25/23, Series
                93-119, Class H........  $    105,809
    144,093   5.00%, 12/25/23, Series
                94-22, Class C.........       148,780
    195,000   6.50%, 12/25/23, Series
                93-225, Class UB.......       203,119
    244,000   7.50%, 2/25/24, Series
                94-81, Class LL........       267,659
     34,892   7.00%, 8/1/25, Pool
                #270725................        37,062
     23,276   10.00%, 6/17/27, Series
                97-49, Class B.........        25,974
     15,952   7.50%, 10/1/27, Pool
                #402032................        17,081
    227,222   6.50%, 12/25/28, Series
                98-66, Class B.........       237,008
    100,000   6.00%, 7/25/29, Series
                01-64, Class BT........       101,373
    350,000   5.75%, 6/25/33, Series
                03-47, Class PE........       333,397
                                         ------------
                                           11,051,897
                                         ------------
Freddie Mac (7.6%):
        131   9.50%, 1/15/05, Series
                24, Class B............           131
     49,669   6.00%, 12/15/08, Series
                1908, Class C..........        50,151
    200,000   6.00%, 3/15/09, Series
                1708, Class E..........       213,508
    415,000   5.89%, 3/30/09, Series
                EJ09...................       460,268
     29,339   8.00%, 10/1/10, Pool
                #G10518................        31,216
     45,000   6.00%, 2/15/11, Series
                1819, Class E..........        47,866
    200,000   6.50%, 9/15/12, Series
                2173, Class VB.........       204,314
     63,722   6.00%, 3/1/13, Pool
                #E69409................        66,947
     59,569   6.50%, 3/1/13, Pool
                #E69466................        63,130
     70,770   6.50%, 6/1/13, Pool
                #E00552................        75,003
     76,167   7.00%, 6/1/13, Pool
                #E00554................        81,302
     28,907   5.50%, 11/15/13, Series
                2467, Class ET.........        28,933
    580,000   6.00%, 1/15/14, Series
                2115, Class PE.........       618,856
     97,053   6.50%, 2/15/14, Series
                1668, Class D..........       103,801

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   159,686   5.50%, 5/15/15, Series
                2497, Class UH.........  $    162,954
    156,355   6.00%, 6/15/15, Series
                2391, Class DK.........       158,319
    254,644   5.50%, 11/15/15, Series
                2467, Class EA.........       259,955
    319,087   5.00%, 1/15/16, Series
                2501, Class AG.........       325,554
    123,068   6.00%, 1/25/16, Series
                02-31, Class PM........       123,238
    500,000   6.00%, 12/15/16, Series
                2394, Class MC.........       532,249
    500,000   6.00%, 1/15/17, Series
                2405, Class JF.........       531,377
    300,000   6.00%, 3/15/17, Series
                2425, Class OB.........       318,898
     94,041   8.00%, 4/1/17, Pool
                #290302................       102,529
    650,000   5.50%, 11/15/17, Series
                2522...................       676,157
    284,366   4.00%, 5/15/18, Series
                2643, Class KG.........       291,133
    391,245   4.00%, 8/1/18, Pool
                #E01424................       382,795
    500,000   6.00%, 8/15/19, Series
                2388, Class AD.........       526,032
     46,717   8.60%, 1/15/21, Series
                85, Class C............        46,754
     68,857   6.00%, 2/15/21, Series
                1047, Class H..........        68,850
     33,280   7.00%, 2/15/21, Series
                115, Class I...........        33,316
     43,024   6.50%, 4/15/21, Series
                1062, Class H..........        43,020
     86,307   6.50%, 5/15/21, Series
                1683, Class D..........        86,832
    237,903   6.50%, 7/15/21, Series
                168, Class G...........       238,136
     79,968   8.00%, 7/15/21, Series
                1120, Class L..........        80,269
     36,341   5.50%, 8/15/21, Series
                1116, Class I..........        36,338
     37,931   6.50%, 10/15/21, Series
                189, Class D...........        37,929
    128,496   7.00%, 1/15/22, Series
                1191, Class E..........       131,579
     31,072   6.50%, 2/15/22, Series
                1240, Class M..........        32,286
    225,875   8.00%, 4/15/22, Series
                1254, Class N..........       233,803
     50,198   7.00%, 7/15/22, Series
                1384, Class C..........        50,404

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   247,100   6.50%, 11/1/22, Pool
                #G30234................  $    259,495
    336,000   6.85%, 6/25/23, Series
                13, Class LL...........       362,063
    148,000   7.00%, 4/15/24, Series
                1714, Class K..........       160,025
    326,128   8.00%, 4/15/24, Series
                1710, Class GH.........       351,620
    230,086   8.00%, 4/25/24, Series
                31, Class Z............       247,152
     46,322   8.50%, 9/15/24, Series
                1753, Class D..........        50,176
     47,192   8.00%, 9/1/26, Pool
                #C00476................        51,278
     71,508   6.38%, 11/20/26, Series
                98-14, Class PG........        72,050
    157,964   6.25%, 5/15/27, Series
                2435, Class HC.........       158,590
     16,385   7.50%, 7/1/27, Pool
                #D81027................        17,632
    700,000   6.00%, 7/15/27, Series
                2426, Class GF.........       715,013
     24,423   7.00%, 10/1/27, Pool
                #D83256................        25,891
    558,346   6.50%, 10/15/28, Series
                2438, Class NC.........       566,043
    100,000   6.50%, 2/15/29, Series
                2422, Class DE.........       103,406
    190,000   7.00%, 8/15/29, Series
                2178, Class PB.........       203,286
    115,000   6.00%, 2/15/30, Series
                2367, Class PD.........       118,661
    587,820   6.50%, 7/15/30, Series
                2388, Class BE.........       600,010
     67,789   6.50%, 9/15/30, Series
                2316, Class PB.........        69,578
    115,781   6.50%, 11/15/30, Series
                2430, Class GD.........       119,168
    122,000   6.50%, 1/15/31, Series
                2433, Class NG.........       126,695
    200,000   6.50%, 5/15/32, Series
                2455, Class GK.........       212,578
    375,000   6.50%, 6/15/32, Series
                2457, Class PE.........       391,792
    383,664   6.50%, 7/15/32, Series
                02-31, Class JZ........       398,120
    655,570   6.50%, 2/25/43, Series
                T-54, Class 2A.........       697,569
                                         ------------
                                           13,634,023
                                         ------------

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc. (1.1%):
$    13,293   8.50%, 12/15/05, Pool
                #7500..................  $     13,874
    213,471   7.00%, 7/15/08, Pool
                #348872................       229,262
     47,444   7.50%, 8/16/10, Series
                00-13, Class VA........        47,447
     65,038   8.00%, 12/20/10, Pool
                #2165..................        69,813
     14,823   7.00%, 2/15/11, Pool
                #412559................        15,915
     97,650   8.50%, 10/15/11, Pool
                #432121................       107,624
    191,526   7.00%, 6/20/12, Series
                99-24, Class VB........       192,176
    153,984   6.50%, 9/15/13, Pool
                #468228................       164,270
    239,556   6.50%, 9/20/14, Series
                99-24, Class VK........       241,814
     67,899   8.00%, 11/15/16, Pool
                #181122................        74,801
     18,083   8.00%, 11/15/16, Pool
                #199829................        19,922
     37,495   8.00%, 11/15/16, Pool
                #196714................        41,307
    173,762   8.50%, 12/15/22, Pool
                #780708................       192,235
     65,270   8.00%, 11/15/24, Pool
                #780028................        71,547
     37,965   8.00%, 6/20/25, Series
                95-4, Class CQ.........        40,686
    118,283   5.00%, 10/20/25, Series
                02-69, Class BH........       119,117
     12,363   7.50%, 5/15/26, Pool
                #398663................        13,306
     24,517   8.00%, 6/20/26, Pool
                #CSF2334...............        26,586
     68,105   6.25%, 11/20/26, Series
                98-14, Class PN........        68,606
     36,552   7.50%, 1/20/27, Pool
                #2360..................        39,004
     54,124   8.00%, 5/20/27, Pool
                #2433..................        58,576
     55,641   8.00%, 9/15/27, Pool
                #451932................        60,628
     41,416   7.00%, 4/15/28, Pool
                #473915................        44,225
     59,143   7.00%, 6/15/28, Pool
                #477123................        63,153
                                         ------------
                                            2,015,894
                                         ------------
  Total U.S. Government Agency
  Mortgages                                26,701,814
                                         ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 48

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. TREASURY OBLIGATIONS (10.3%):
U.S. Treasury Bonds (5.4%):
$ 5,250,000   10.38%, 11/15/12.........  $  6,699,699
  2,450,000   7.25%, 5/15/16...........     3,057,046
                                         ------------
                                            9,756,745
                                         ------------
U.S. Treasury Inflation Protected Bonds (0.9%):
  1,200,000   3.88%, 1/15/09...........     1,529,002
                                         ------------
U.S. Treasury Notes (1.9%):
  1,500,000   6.50%, 8/15/05...........     1,618,712
  1,500,000   6.50%, 2/15/10...........     1,743,516
                                         ------------
                                            3,362,228
                                         ------------
U.S. Treasury STRIPS (2.1%):
  2,250,000   5/15/10..................     1,767,926
  3,500,000   5/15/15..................     2,034,014
                                         ------------
                                            3,801,940
                                         ------------
  Total U.S. Treasury Obligations          18,449,915
                                         ------------

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
INVESTMENT COMPANIES (0.5%):
    908,724   One Group Prime Money
                Market Fund, Class I
                (c)....................  $    908,724
                                         ------------
  Total Investment Companies                  908,724
                                         ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (13.2%):
$23,700,242   Pool of various
                securities for One
                Group Equity Funds --
                footnote 2 (Securities
                Lending)...............    23,700,242
                                         ------------
  Total Short-Term Securities Held as
  Collateral for Securities Lending        23,700,242
                                         ------------
Total (Cost $196,018,668) (a)            $202,124,774
                                         ============

------------
Percentages indicated are based on net assets of $179,240,158.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $18,336,642
                   Unrealized depreciation......................  (12,230,536)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $ 6,106,106
                                                                  ===========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows:

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

* The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect as of December 31, 2003.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
ASSET BACKED SECURITIES (2.4%):
$  150,000   Americredit Automobile
               Receivables Trust, Series
               01-D, Class A4, 4.41%,
               11/12/08.................  $    154,850
   100,000   Americredit Automobile
               Receivables Trust, Series
               03-BX, Class A4A, 2.72%,
               1/6/10...................       100,219
   265,485   Arcadia Automobile
               Receivables Trust, Series
               99-C, Class A3, 7.20%,
               6/15/07..................       266,254
   500,000   Capital One Auto Finance
               Trust, Series 01-A, Class
               A4, 5.40%, 5/15/08.......       521,175
   121,000   Chase Funding Loan
               Acquisition Trust, Series
               02-C1, Class IA5, 6.86%,
               1/25/32 *................       124,726
   450,000   Citibank Credit Card
               Issuance Trust, Series
               02-C2, Class C2, 6.95%,
               2/18/14..................       496,552
   165,000   CNH Equipment Trust, Series
               03-B, Class A4B, 3.38%,
               2/15/11..................       165,677
   200,000   Conseco Finance, Series
               01-B, Class 1M1, 7.27%,
               6/15/32..................       213,813
   200,000   MBNA Master Credit Card
               Trust, Series 00-D, Class
               C, 8.40%, 9/15/09 (b)....       228,101
   240,000   MBNA Master Credit Card
               Trust, Series 99-J, Class
               C, 7.85%, 2/15/12 (b)....       278,979
    75,000   MBNA Master Credit Card
               Trust, Series 03-C1,
               Class C, 2.86%, 6/15/12
               *........................        78,505
   200,000   MBNA Master Credit Card
               Trust, Series 02-C1,
               Class C1, 6.80%,
               7/15/14..................       217,784
   192,683   Residential Asset Mortgage
               Products, Inc., Series
               01-RS3, Class AI4, 6.29%,
               10/25/31.................       197,122
   326,845   Union Acceptance Corp.,
               Series 00-B, Class A4,
               7.54%, 10/10/06..........       335,929
   225,000   WFS Financial Owner Trust,
               Series 02-1, Class A4A,
               4.87%, 9/20/09...........       234,961

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
ASSET BACKED SECURITIES, CONTINUED:
$  500,000   WFS Financial Owner Trust,
               Series 02-2, Class A4,
               4.50%, 2/20/10...........  $    517,825
   490,000   WFS Financial Owner Trust,
               Series 03-4, Class A4,
               3.15%, 5/20/11...........       492,868
                                          ------------
  Total Asset Backed Securities              4,625,340
                                          ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.2%):
   193,625   ABN AMRO Mortgage Corp.,
               Series 99-4, Class IA12,
               6.50%, 6/25/29...........       194,831
    64,443   American Housing Trust,
               Series V, Class 1G,
               9.13%, 4/25/21...........        66,555
   396,665   Citigroup Mortgage Loan
               Trust, Inc., 5.50%,
               12/25/18.................       405,838
   363,971   Citigroup Mortgage Loan
               Trust, Inc., 7.00%,
               9/25/33..................       382,567
   245,857   Countrywide Alternative
               Loan Trust, Series 01-6,
               Class 2A4, 7.00%,
               7/25/31..................       248,072
   409,352   Countrywide Alternative
               Loan Trust, Series 01-12,
               Class A6, 6.50%,
               1/25/32..................       410,661
   600,000   Countrywide Alternative
               Loan Trust, Series 02-2,
               Class A12, 6.75%,
               4/25/32..................       614,224
   436,000   Countrywide Alternative
               Loan Trust, Series 02-8,
               Class A4, 6.50%,
               7/25/32..................       460,488
   464,176   Countrywide Home Loans,
               Series 03-J7, Class 4A3,
               8.30%, 8/25/18, IF*......       454,747
   252,548   Impac Secured Assets Common
               Owner Trust, Series 00-1,
               Class A8, 8.15%,
               4/25/30..................       255,027
    11,425   Paine Webber Mortgage
               Acceptance Corp., Series
               00-1, 0.00%, 9/25/30,
               PO.......................        11,407
   498,021   PNC Mortgage Securities
               Corp., Series 99-4, Class
               1A10, 6.75%, 6/25/29.....       515,172
   104,624   Prudential Home Mortgage
               Securities, Series 94-17,
               Class A5, 6.25%,
               4/25/24..................       106,372

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 50

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
$  500,000   Residential Accredit Loans,
               Inc., Series 02-QS8,
               Class A5, 6.25%,
               6/25/17..................  $    517,457
   183,666   Residential Accredit Loans,
               Inc., Series 02-QS16,
               Class A3, 14.28%,
               10/25/17, IF*............       198,726
   649,370   Residential Accredit Loans,
               Inc., Series 03-QS3,
               Class A8, 6.48%, 2/25/18,
               IF, IO*..................        84,633
   227,804   Residential Accredit Loans,
               Inc., Series 03-QS3,
               Class A2, 14.04%,
               2/25/18, IF*.............       243,403
   488,898   Residential Accredit Loans,
               Inc., Series 03-QS18,
               Class A1, 5.00%,
               9/25/18..................       500,992
   252,026   Residential Accredit Loans,
               Inc., Series 96-QS3,
               Class AI-11, 7.75%,
               6/25/26..................       251,890
   276,000   Residential Accredit Loans,
               Inc., Series 02-QS3,
               Class A10, 6.75%,
               3/25/32..................       290,323
   108,694   Residential Accredit Loans,
               Inc., Series 02-QS6,
               Class A10, 6.50%,
               5/25/32..................       110,373
   113,871   Residential Funding
               Mortgage Securities I,
               Inc., Series 94-S8, Class
               A6, 6.00%, 3/25/09.......       117,542
   933,840   Residential Funding
               Mortgage Securities I,
               Inc., Series 03-S7, Class
               A17, 4.00%, 5/25/33......       907,236
   248,300   Vendee Mortgage Trust,
               Series 94-1, Class 1,
               5.63%, 2/15/24...........       255,058
   423,575   Vendee Mortgage Trust,
               Series 96-1, Class 1Z,
               6.75%, 2/15/26...........       458,799
   248,506   Vendee Mortgage Trust,
               Series 96-2, Class 1Z,
               6.75%, 6/15/26...........       264,444
   833,399   Vendee Mortgage Trust,
               Series 97-1, Class 2Z,
               7.50%, 2/15/27...........       893,495

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
$  275,000   Vendee Mortgage Trust,
               Series 98-1, Class 2E,
               7.00%, 9/15/27...........  $    290,532
    98,535   Washington Mutual Mortgage
               Securities Corp., Series
               03-S10, Class A6, 0.00%,
               10/25/18, PO.............        76,930
   150,000   Wells Fargo Mortgage Backed
               Securities Trust, Series
               03-8, Class A9, 4.50%,
               8/25/18..................       141,374
   147,422   Wells Fargo Mortgage Backed
               Securities Trust, Series
               03-11, Class 1APO, 0.00%,
               10/25/18, PO.............       116,877
                                          ------------
  Total Collateralized Mortgage
  Obligations                                9,846,045
                                          ------------
CORPORATE BONDS (16.9%):
Aerospace & Defense (0.1%):
    92,888   BAE Systems 2001 Asset
               Trust, 7.16%,
               12/15/11 (b).............       101,449
                                          ------------
Airlines (0.7%):
   142,641   Continental Airlines, Inc.,
               Series 97-4B, 6.90%,
               1/2/17...................       119,538
   100,000   Delta Airlines, Inc.,
               Series 00-1, Class A2,
               7.57%, 11/18/10..........       103,657
   175,000   Delta Airlines, Inc.,
               Series 01-1, Class A2,
               7.11%, 9/18/11...........       176,575
   150,000   Delta Airlines, Inc.,
               Series 02-1, Class G2,
               6.42%, 7/2/12............       160,872
    92,668   Northwest Airlines, Inc.,
               Series 01-1, Class A1,
               7.04%, 4/1/22............        90,672
   137,718   Southwest Airlines Co.,
               Series 01-1, Class A1,
               5.10%, 5/1/06............       143,666
   200,000   United Airlines, Inc.,
               Series 01-1, Class A2,
               6.20%, 9/1/08............       174,942
    98,158   United Airlines, Inc.,
               Series 00-2, Class A2,
               7.19%, 4/1/11............        84,312
   314,545   United Airlines, Inc.,
               Series 01-1, Class A2,
               6.07%, 3/1/13............       271,148

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
CORPORATE BONDS, CONTINUED:
Airlines, continued:
$   84,632   United Airlines, Inc.,
               Series 00-1, Class A1,
               7.78%, 1/1/14............  $     70,224
                                          ------------
                                             1,395,606
                                          ------------
Automotive (0.4%):
   150,000   Daimler Chrysler NA
               Holdings, 7.40%,
               1/20/05..................       158,159
   400,000   Daimler Chrysler NA
               Holdings, 4.05%,
               6/4/08...................       397,674
   150,000   General Motors Corp.,
               7.20%, 1/15/11...........       165,152
                                          ------------
                                               720,985
                                          ------------
Banking, Finance & Insurance (9.8%):
    40,000   AIG International Lease
               Finance Corp., 5.88%,
               5/1/13...................        42,218
   300,000   ASIF Global Financing XIX,
               4.90%, 1/17/13 (b).......       298,700
   150,000   ASIF Global Financing XX,
               2.65%, 1/17/06 (b).......       151,711
   250,000   ASIF Global Financing
               XXIII, 3.90%,
               10/22/08 (b).............       252,594
   500,000   Associates Corp., 8.58%,
               11/23/04.................       530,266
   250,000   Associates Corp., 8.55%,
               7/15/09..................       304,417
   200,000   Associates Corp., 8.15%,
               8/1/09...................       241,108
   570,000   Bank of America Corp.,
               7.80%, 2/15/10...........       678,688
   500,000   Boeing Capital Corp.,
               6.36%, 7/15/05...........       524,237
    75,000   Branch Banking & Trust,
               4.88%, 1/15/13...........        75,039
   190,000   Capital One Bank, 8.25%,
               6/15/05..................       205,601
   150,000   CIT Group, Inc., 7.63%,
               8/16/05..................       163,005
    50,000   Corporation Andina de
               Fomento California,
               5.20%, 5/21/13...........        49,876
   200,000   Countrywide Home Loans,
               7.20%, 10/30/06..........       223,128
    50,000   Countrywide Home Loans,
               3.25%, 5/21/08...........        49,227
   500,000   Credit Suisse First Boston
               (USA), Inc., 6.13%,
               11/15/11.................       545,221
   150,000   Credit Suisse First Boston
               (USA), Inc., 5.50%,
               8/15/13..................       154,865

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
$  100,000   First Union National, Inc.,
               7.80%, 8/18/10...........  $    120,808
   250,000   Firstar Bank N.A., 7.13%,
               12/1/09..................       288,461
   350,000   Ford Motor Credit Co.,
               6.13%, 3/20/04...........       353,196
   250,000   Ford Motor Credit Co.,
               6.88%, 2/1/06............       266,956
   900,000   Ford Motor Credit Co.,
               7.38%, 10/28/09..........       989,520
   175,000   GE Capital Corp., 4.25%,
               1/15/08..................       181,149
   150,000   GE Capital Corp., 3.50%,
               5/1/08...................       150,302
   500,000   GE Capital Corp., 7.38%,
               1/19/10..................       588,151
   300,000   GE Capital Corp., 5.88%,
               2/15/12..................       322,943
   200,000   GE Capital Corp., 6.75%,
               3/15/32..................       222,160
   300,000   GMAC, 6.38%, 1/30/04.......       301,085
   490,000   GMAC, 6.13%, 9/15/06.......       524,749
    50,000   GMAC, 7.75%, 1/19/10.......        56,747
   550,000   GMAC, 7.25%, 3/2/11........       604,258
   400,000   Goldman Sachs Group LP,
               6.88%, 1/15/11...........       454,886
   125,000   Goldman Sachs Group LP,
               4.75%, 7/15/13...........       122,052
   150,000   Goldman Sachs Group LP,
               5.25%, 10/15/13..........       151,728
   368,628   Household Automotive Trust,
               Series 00-2, Class A4,
               7.43%, 4/17/07...........       380,025
   200,000   Household Finance Corp.,
               7.88%, 3/1/07............       228,717
   200,000   Household Finance Corp.,
               6.40%, 6/17/08...........       221,959
   500,000   Household Finance Corp.,
               6.50%, 11/15/08..........       557,959
   500,000   Household Finance Corp.,
               5.88%, 2/1/09............       543,580
    50,000   Household Finance Corp.,
               7.35%, 11/27/32..........        58,781
   250,000   Huntington National Bank,
               8.00%, 4/1/10............       301,619
    60,000   International Lease Finance
               Corp., 4.50%, 5/1/08.....        62,022
   200,000   Jackson National Life
               Global, 6.13%,
               5/30/12 (b)..............       213,895
   100,000   John Hancock Global
               Funding, 7.90%,
               7/2/10 (b)...............       119,317

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 52

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
$  175,000   Lehman Brothers Holdings,
               Inc., 6.63%, 1/18/12.....  $    197,803
   160,000   Massmutual Global Funding,
               3.25%, 6/15/07...........       161,788
   200,000   Merrill Lynch & Co., 3.70%,
               4/21/08..................       201,504
   100,000   Met Life Global Funding I,
               5.20%, 9/18/13 (b).......       100,777
   150,000   MGIC Investment Corp.,
               6.00%, 3/15/07 (b).......       161,358
   200,000   Monumental Global Funding,
               5.20%, 1/30/07...........       213,546
   550,000   Morgan Stanley Dean Witter
               and Co., 6.75%, 4/15/11..       623,189
   300,000   Morgan Stanley Dean Witter
               and Co., 6.60%, 4/1/12...       335,591
   885,000   National Rural Utilities,
               6.00%, 5/15/06...........       954,927
   100,000   Nationwide Financial
               Services, 6.25%,
               11/15/11.................       107,031
   250,000   New York Life Global
               Funding, 5.38%,
               9/15/13 (b)..............       258,404
   100,000   PHH Corp., 7.13%, 3/1/13...       112,219
    75,000   Popular North America,
               Inc., 4.25%, 4/1/08......        76,430
   300,000   Principal Life Global
               Funding, 6.25%,
               2/15/12 (b)..............       327,283
   100,000   SLM Corp., Series A, 5.38%,
               1/15/13..................       102,796
   150,000   State Street Corp., 7.65%,
               6/15/10..................       179,617
   250,000   Suntrust Bank, 6.38%,
               4/1/11...................       280,297
   100,000   Toyota Motor Credit Corp.,
               2.88%, 8/1/08............        98,235
   225,000   Tyco Capital Corp., 6.50%,
               2/7/06...................       243,792
   200,000   U.S. Bancorp, 6.50%,
               2/1/08...................       222,806
   100,000   U.S. Bancorp, 7.50%,
               6/1/26...................       118,315
   240,000   Wachovia Corp., 4.95%,
               11/1/06..................       254,981
   100,000   Washington Mutual Bank,
               6.88%, 5/15/11...........       114,977
   250,000   Wells Fargo Bank, 7.55%,
               6/21/10..................       296,701
                                          ------------
                                            18,621,293
                                          ------------
Conglomerates (0.1%):
   200,000   Tyco International Group,
               6.38%, 10/15/11..........       214,750
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
CORPORATE BONDS, CONTINUED:
Energy (0.4%):
$  100,000   Carolina Power and Light,
               5.13%, 9/15/13...........  $    101,442
   165,000   Constellation Energy Group,
               6.35%, 4/1/07............       180,714
   130,000   DTE Energy Co., 6.65%,
               4/15/09..................       145,180
   125,000   Duke Energy Corp., 4.20%,
               10/1/08..................       125,714
   150,000   Duke Energy Corp., 5.63%,
               11/30/12.................       156,299
                                          ------------
                                               709,349
                                          ------------
Financial (0.1%):
   165,000   International Lease
               Financial, 6.38%,
               3/15/09..................       181,970
                                          ------------
Governments (Foreign) (0.5%):
   400,000   Province of Quebec, 5.75%,
               2/15/09..................       437,930
   150,000   United Mexican States,
               4.63%, 10/8/08...........       152,250
    50,000   United Mexican States,
               6.38%, 1/16/13...........        52,000
   325,000   United Mexican States,
               7.50%, 4/8/33............       337,188
                                          ------------
                                               979,368
                                          ------------
Industrial Goods & Services (0.8%):
   150,000   Amerada Hess Corp., 6.65%,
               8/15/11..................       162,806
   110,000   Boeing Co., 7.95%,
               8/15/24..................       134,789
   100,000   Cox Radio, Inc., 6.38%,
               5/15/05..................       105,225
   150,000   Dow Chemical, 6.13%,
               2/1/11...................       161,631
   150,000   IBM Corp., 5.39%, 1/22/09..       161,079
    65,000   International Paper Co.,
               6.50%, 11/15/07..........        71,316
    55,000   International Paper Co.,
               4.25%, 1/15/09...........        55,287
   150,000   Kroger Co., 8.05%, 2/1/10..       178,616
   125,000   Phillips Petroleum Co.,
               8.75%, 5/25/10...........       156,349
   100,000   Tyco International Group,
               8.20%, 10/15/08..........       113,500
    50,000   Tyco International Group,
               6.75%, 2/15/11...........        54,875
   100,000   Weyerhaeuser Co., 6.75%,
               3/15/12..................       109,267
                                          ------------
                                             1,464,740
                                          ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
CORPORATE BONDS, CONTINUED:
Leasing (0.3%):
$  500,000   Hertz Corp., 6.50%,
               5/15/06..................  $    526,294
                                          ------------
Multimedia (0.5%):
   150,000   AOL Time Warner, Inc.,
               5.63%, 5/1/05............       157,079
   120,000   AOL Time Warner, Inc.,
               8.18%, 8/15/07...........       139,074
   150,000   AOL Time Warner, Inc.,
               10.15%, 5/1/12...........       200,538
   100,000   AOL Time Warner, Inc.,
               9.15%, 2/1/23............       129,745
   150,000   Comcast Cable
               Communications, 8.13%,
               5/1/04...................       152,972
   150,000   Viacom, Inc., 7.75%,
               6/1/05...................       162,245
                                          ------------
                                               941,653
                                          ------------
Real Estate (0.1%):
   165,000   EOP Operating LP, 6.75%,
               2/15/12..................       182,536
    50,000   Harrah's Operating Co.,
               Inc., 8.00%, 2/1/11......        58,815
                                          ------------
                                               241,351
                                          ------------
Telecommunications (2.3%):
   150,000   Ameritech Capital Funding
               Corp., 5.95%, 1/15/38....       156,455
    50,000   AT&T Wireless Services,
               Inc., 7.50%, 5/1/07......        56,101
   150,000   AT&T Wireless Services,
               Inc., 7.88%, 3/1/11......       173,863
   100,000   Bell Telephone Co.,
               Pennsylvania, 8.35%,
               12/15/30.................       125,122
   369,280   Bellsouth
               Telecommunications,
               6.30%, 12/15/15..........       405,441
   400,000   British Telecom PLC, 8.38%,
               12/15/10.................       487,546
    50,000   Cox Communications, Inc.,
               6.88%, 6/15/05...........        53,491
   100,000   Cox Communications, Inc.,
               7.75%, 11/1/10...........       119,288
   180,000   France Telecom, 9.00%,
               3/1/11...................       216,548
    10,000   Liberty Media Corp., 5.70%,
               5/15/13..................        10,135
   150,000   Nynex Capital Funding,
               8.23%, 10/15/09..........       179,890
   150,000   Sprint Capital Corp.,
               7.13%, 1/30/06...........       162,374

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
$  500,000   Sprint Capital Corp.,
               6.00%, 1/15/07...........  $    534,467
   100,000   Sprint Capital Corp.,
               8.38%, 3/15/12...........       117,016
    60,000   Sprint Capital Corp.,
               8.75%, 3/15/32...........        71,131
   335,000   TCI Communications, Inc.,
               9.80%, 2/1/12............       437,637
   115,000   Telus Corp., 8.00%,
               6/1/11...................       134,699
   650,000   Verizon Global Funding
               Corp., 7.25%, 12/1/10....       749,645
   100,000   Verizon New England, Inc.,
               6.50%, 9/15/11...........       110,391
                                          ------------
                                             4,301,240
                                          ------------
Transportation & Shipping (0.1%):
   150,000   Burlington North Sante Fe,
               7.13%, 12/15/10..........       173,897
   100,000   FedEx Corp., 6.63%,
               2/12/04..................       100,508
                                          ------------
                                               274,405
                                          ------------
Utilities (0.7%):
   100,000   American Electric Power
               Co., Series A, 6.13%,
               5/15/06..................       107,830
   100,000   Appalachian Power Co.,
               Series E, 4.80%,
               6/15/05..................       104,106
   200,000   Dominion Resources, Inc.,
               2.80%, 2/15/05...........       202,128
   150,000   Exelon Generation Co.,
               L.L.C., 6.95%, 6/15/11...       168,748
    65,000   PSEG Power, 7.75%,
               4/15/11..................        76,638
   675,000   Virginia Electric & Power
               Co., 5.38%, 2/1/07.......       720,462
                                          ------------
                                             1,379,912
                                          ------------
  Total Corporate Bonds                     32,054,365
                                          ------------
U.S. GOVERNMENT AGENCY MORTGAGES (49.2%):
Fannie Mae (18.0%):
    41,132   9.00%, 12/1/06, Pool
               #313699..................        42,022
    46,896   8.50%, 12/1/07, Pool
               #420646..................        48,936
    57,308   9.06%, 7/25/08, Series
               93-238, Class SB, IF*....        58,392
    81,570   0.00%, 9/25/08, Series
               96-39, Class J, PO.......        77,204
    51,812   0.00%, 9/25/08, Series
               96-20, Class L, PO.......        49,449

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 54

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  122,069   13.04%, 9/25/08, Series
               93-175, Class SA, IF*....  $    134,376
   286,536   14.39%, 9/25/08, Series
               93-164, Class SC, IF*....       322,877
   199,998   14.39%, 9/25/08, Series
               93-164, Class SA, IF*....       225,360
    88,565   0.00%, 10/25/08, Series
               96-24, Class B, PO.......        84,723
    19,221   2.81%, 10/25/08, Series
               93-196, Class FA*........        18,970
    28,831   9.25%, 10/25/08, Series
               93-196, Class SB, IF*....        30,498
   100,094   12.91%, 10/25/08, Series
               93-94, Class S, IF*......       109,329
     1,106   256.00%, 11/1/08, Series K,
               Class 2, IF, IO*.........         3,550
   401,461   15.06%, 12/25/08, Series
               93-233, Class SB, IF*....       459,412
   124,385   17.21%, 2/25/09, Series
               94-13, Class SK, IF*.....       138,019
   130,622   2.91%, 3/25/09, Series
               94-33, Class FA*.........       132,460
     6,259   6.50%, 3/25/09, Series
               95-13, Class B...........         6,419
   108,584   6.50%, 4/1/09, Pool
               #190760..................       115,321
   498,844   13.45%, 11/25/09, Series
               02-73, Class S, IF*......       533,444
   357,385   8.00%, 11/1/12, Pool
               #535710..................       382,771
   738,230   5.00%, 11/25/12, Series
               03-16, Class PI, IO......        49,356
   351,834   6.00%, 9/25/14, Series
               01-71, Class QC..........       354,753
   700,000   5.00%, 11/25/15, Series
               02-74, Class PD..........       708,450
   500,000   6.50%, 11/25/15, Series
               01-52, Class XN..........       530,357
   500,000   6.00%, 12/25/15, Series
               01-78, Class VB..........       526,239
   750,000   5.00%, 1/25/16, Series
               02-74, Class LD..........       758,774
   750,000   6.00%, 8/15/16, Series
               2344, Class QG...........       797,177
 1,000,000   6.00%, 12/25/16, Series
               01-74, Class MB..........     1,071,663

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  500,000   6.00%, 12/25/16, Series
               01-71, Class QE..........  $    531,874
   250,000   6.50%, 12/25/16, Series
               01-50, Class VB..........       263,318
   500,000   6.00%, 2/25/17, Series
               02-3, Class OG...........       530,634
 1,000,000   6.00%, 2/25/17, Series
               02-2, Class UC...........     1,053,536
   800,000   5.50%, 4/25/17, Series
               02-18, Class PC..........       839,673
 1,000,000   6.00%, 4/25/17, Series
               02-19, Class PE..........     1,065,274
 1,000,000   5.50%, 9/25/17, Series
               02-56, Class UC..........     1,040,993
   500,000   5.50%, 1/25/18, Series
               02-94, Class BK..........       515,283
   148,572   4.50%, 9/25/18, Series
               03-81, Class ZT..........       148,994
    15,517   3.14%, 3/1/19, Pool
               #116612*.................        15,898
    40,563   8.50%, 11/25/19, Series
               89-83, Class H...........        44,752
    12,035   8.80%, 1/25/20, Series
               90-1, Class D............        13,373
   500,000   6.00%, 2/25/20, Series
               01-28, Class VB..........       521,315
    46,132   8.50%, 2/25/20, Series
               90-10, Class L...........        50,652
    11,187   5.50%, 8/25/20, Series
               90-93, Class G...........        11,483
    15,583   8.75%, 12/25/20, Series
               90-143, Class J..........        17,207
       190   652.15%, 12/25/20, Series
               90-140, Class K, HB......         2,575
   179,834   10.00%, 8/1/21, Pool
               #442639..................       201,894
   199,799   7.00%, 1/25/22, Series
               G92-15, Class Z..........       212,564
   300,000   6.50%, 2/25/22, Series
               02-1, Class HC...........       317,213
    88,946   5.50%, 6/25/22, Series
               02-91, Class UH, IO......        12,200
   433,577   7.50%, 6/25/22, Series
               92-101, Class J..........       449,485
    22,948   7.00%, 7/25/22, Series
               G92-42, Class Z..........        24,761
     4,248   7.00%, 7/25/22, Series
               93-103, Class PN, IO.....             3
   461,322   8.00%, 7/25/22, Series
               G92-44, Class ZQ.........       505,554

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$   54,005   6.50%, 8/25/22, Series
               96-59, Class J...........  $     57,276
   144,434   5.50%, 9/25/22, Series
               92-143, Class MA.........       151,225
   247,736   7.50%, 9/25/22, Series
               G92-54, Class ZQ.........       269,630
    16,550   2.61%, 10/25/22, Series
               G92-59, Class F*.........        16,687
    52,048   3.86%, 10/25/22, Series
               93-225, Class FP*........        52,396
    20,944   7.00%, 10/25/22, Series
               G92-61, Class Z..........        22,322
   619,659   6.50%, 12/1/22, Pool
               #555791..................       649,743
   487,864   7.00%, 12/25/22, Series
               G92-66, Class KB.........       525,236
   138,436   7.90%, 1/25/23, Series
               G93-1, Class KA..........       151,944
   679,922   7.00%, 2/25/23, Series
               97-61, Class ZC..........       740,046
   148,777   6.00%, 4/25/23, Series
               G93-17, Class SI, IF*....       141,765
   460,000   13.69%, 4/25/23, Series
               98-43, Class SA, IF,
               IO*......................       125,357
   250,000   5.50%, 5/25/23, Series
               03-41, Class PE..........       251,466
   464,223   0.00%, 6/25/23, Series
               93-257, Class C, PO......       423,208
   500,000   5.00%, 6/25/23, Series
               03-83, Class PG..........       488,159
 1,940,403   6.53%, 6/25/23, Series
               03-80, Class SY, IO,
               IF*......................       278,142
   378,799   0.00%, 7/25/23, Series
               93-159, Class PD, PO.....       374,319
   400,000   6.50%, 7/25/23, Series
               96-59, Class K...........       426,525
    57,239   0.00%, 9/25/23, Series
               93-205, Class H, PO......        50,803
   133,355   7.00%, 9/25/23, Series
               93-167, Class GA.........       143,020
    26,515   10.81%, 9/25/23, Series
               93-165, Class SD, IF*....        27,945
   132,229   12.00%, 9/25/23, Series
               93-165, Class SK, IF*....       150,463
   100,000   3.71%, 10/25/23, Series
               93-189, Class FB*........       100,121

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  102,215   6.50%, 11/25/23, Series
               95-19, Class Z...........  $    110,849
   250,000   7.40%, 11/25/23, Series
               03-106, Class US, IF*....       202,374
    17,294   1.73%, 12/25/23, Series
               93-230, Class FA*........        17,483
    45,202   6.15%, 12/25/23, Series
               95-10, Class C...........        45,291
   500,000   6.50%, 12/25/23, Series
               93-225, Class UB.........       520,818
 1,004,831   7.00%, 12/25/23, Series
               93-250, Class Z..........     1,075,908
     3,959   3.68%, 2/25/24, Series
               94-43, Class F*..........         3,956
   182,964   8.50%, 1/25/25, Series
               95-2, Class Z............       202,192
   345,009   9.00%, 4/1/25, Pool
               #506427..................       385,698
   203,149   8.50%, 10/1/26, Pool
               #449336..................       228,911
   172,642   8.00%, 3/1/27, Pool
               #689977..................       188,283
 1,484,195   1.84%, 3/25/27, Series
               97-20, Class IB, IO......       103,387
   190,515   7.50%, 5/20/27, Series
               97-39, Class PD..........       203,427
   410,845   6.00%, 7/18/27, Series
               97-46, Class PL..........       433,928
   453,976   8.50%, 8/1/27, Pool
               #253605..................       496,622
   467,437   6.00%, 7/18/28, Series
               98-36, Class ZB..........       483,695
    78,987   6.00%, 1/1/29, Pool
               #252211..................        81,855
    39,869   4.09%, 3/1/29, Pool
               #303532*.................        40,333
   149,500   6.00%, 7/25/29, Series
               01-80, Class PE..........       156,570
   277,720   6.98%, 2/25/30, Series
               01-53, Class TS, IF,
               IO*......................         5,678
   146,362   8.50%, 6/1/30, Pool
               #535442..................       159,963
    97,395   8.50%, 1/25/31, Series
               00-52, IO................        14,013
   600,000   6.00%, 7/25/31, Series
               01-33, Class ID, IO......       142,128
   336,628   7.00%, 7/25/31, Series
               01-30, Class PM..........       357,634
   819,000   7.00%, 8/25/31, Series
               01-36, Class DE..........       869,459

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 56

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  200,000   7.00%, 9/25/31, Series
               01-44, Class PD..........  $    210,655
   400,000   6.00%, 11/25/31, Series
               02-74, Class VB..........       419,086
   407,141   7.00%, 11/25/31, Series
               01-61, Class Z...........       423,843
   146,739   21.55%, 2/25/32, Series
               02-1, Class SA, IF*......       174,566
   525,609   6.84%, 3/15/32, Series
               2450, Class SW, IF,
               IO*......................        48,753
 2,345,285   1.60%, 3/25/32, Series
               02-12, Class SJ, IF,
               IO*......................        86,383
   250,000   6.50%, 4/25/32, Series
               02-59, Class VB..........       263,662
   500,000   6.50%, 5/25/32, Series
               02-28, Class PK..........       531,355
   239,280   7.00%, 8/1/32, Pool
               #649624..................       254,642
   258,109   0.00%, 12/1/32, Series 329,
               Class 1, PO..............       203,856
   622,265   6.00%, 12/1/32, Pool
               #675555..................       643,686
    23,557   13.70%, 1/25/33, Series
               02-95, Class SJ, IF*.....        23,476
   225,288   6.00%, 3/1/33, Pool
               #674349..................       233,053
   100,000   5.75%, 6/25/33, Series
               03-47, Class PE..........        95,256
    69,665   4.68%, 7/25/33, Series
               03-66, Class SK, IF*.....        64,342
    79,273   10.95%, 7/25/33, Series
               03-64, Class SX, IF*.....        66,119
   238,443   5.98%, 8/25/33, Series
               03-71, Class DS, IF*.....       195,073
   196,823   10.64%, 9/25/33, Series
               03-91, Class SD*.........       194,593
 4,360,143   6.48%, 11/25/33, Series
               03-116, Class SB, IO*....       409,552
   200,000   4.75%, 12/25/42, Series
               03-W8, Class 1A3.........       204,384
   607,950   6.50%, 12/25/42, Series
               03-W1, Class 1A1.........       646,099
   385,400   7.50%, 12/25/42, Series
               03-W1, Class 2A..........       422,173
                                          ------------
                                            34,123,669
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac (25.2%):
$  273,159   4.50%, 11/15/07, Series
               1404, Class FA...........  $    279,152
    14,288   7.81%, 2/15/08, Series
               1465, Class SA, IF,
               IO*......................         1,142
   132,494   0.00%, 8/15/08, Series
               1561, Class TA, PO.......       127,700
   361,230   0.00%, 8/15/08, Series
               1900, Class T, PO........       345,081
   117,189   6.50%, 9/15/08, Series
               1587, Class H............       120,666
    36,488   0.00%, 10/15/08, Series
               1967, Class PC, PO.......        35,110
    59,447   8.50%, 12/15/08, Series
               1625, Class SD, IF*......        62,526
     2,955   12.98%, 12/15/08, Series
               1647, Class SB, IF*......         2,988
    22,574   6.40%, 2/15/09, Series
               1679, Class O............        22,733
    23,747   12.08%, 2/15/09, Series
               1796, Class S, IF*.......        24,315
   410,776   14.16%, 2/15/09, Series
               2412, Class SE, IF*......       450,469
    32,567   9.00%, 6/1/10, Gold Pool
               #G10777..................        35,516
   257,513   7.50%, 9/1/10, Gold Pool
               #E62448..................       275,111
   345,016   6.00%, 3/15/12, Series
               2115, Class PD...........       348,788
   434,279   6.50%, 10/15/12, Series
               2401, Class VE...........       441,450
   349,563   6.50%, 12/15/12, Series
               2419, Class VG...........       367,001
   257,570   6.30%, 1/15/13, Series
               2025, Class PE...........       272,923
   300,000   6.50%, 5/15/13, Series
               2055, Class OE...........       317,370
   150,000   6.50%, 10/15/13, Series
               1596, Class D............       161,780
    48,686   17.90%, 10/15/13, Series
               1607, Class SA, IF*......        56,849
   400,000   6.00%, 12/15/13, Series
               2102, Class TU...........       424,702
   750,000   6.00%, 1/15/14, Series
               2115, Class PE...........       800,244
   270,379   6.00%, 3/15/14, Series
               2594, Class VA...........       285,908
    61,575   6.50%, 3/15/14, Series
               2135, Class UK, IO.......         8,643
    13,266   7.00%, 5/15/14, Series
               2299, Class G............        13,260

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  395,787   6.00%, 7/15/14, Series
               2405, Class PC...........  $    402,352
   125,000   5.50%, 12/15/14, Series
               2374, Class PV...........       130,579
   100,000   5.50%, 5/15/15, Series
               2391, Class QE...........       103,734
   743,916   6.50%, 9/15/15, Series
               2353, Class PC...........       762,470
   118,879   8.50%, 11/1/15, Gold Pool
               #E81720..................       130,133
    42,777   8.50%, 11/15/15, Series
               2496, Class LD...........        44,311
   500,000   5.50%, 2/15/16, Series
               2500, Class TD...........       521,474
 1,000,000   5.50%, 6/15/16, Series
               2498, Class UD...........     1,044,716
   900,000   6.50%, 8/15/16, Series
               2345, Class PQ...........       965,449
   407,226   6.00%, 9/15/16, Series
               2355, Class BP...........       433,236
 1,000,000   6.00%, 9/15/16, Series
               2360, Class PG...........     1,059,903
   500,000   5.50%, 12/15/16, Series
               2391, Class QR...........       521,946
   500,000   6.00%, 12/15/16, Series
               2394, Class MC...........       532,249
   283,484   6.50%, 10/1/17, Gold Pool
               #E01254..................       300,439
   300,000   6.50%, 12/15/17, Series
               2357, Class VX...........       316,313
   400,000   6.50%, 4/15/18, Series
               2461, Class VB...........       419,355
   709,560   4.00%, 5/15/18, Series
               2643, Class KG...........       726,446
 1,000,000   4.50%, 5/15/18, Series
               2611, Class UH...........       939,807
   500,000   4.50%, 5/15/18, Series
               2617, Class GR...........       470,506
   489,057   4.00%, 8/1/18, Pool
               #E01424..................       478,494
   500,000   4.00%, 9/15/18, Series
               2675, Class CK...........       455,677
   571,926   6.00%, 1/15/19, Series
               2367, Class VD...........       598,014
   245,021   6.50%, 3/15/19, Series
               2134, Class PI, IO.......        41,419
    17,245   12.00%, 7/1/19, Pool
               #555238..................        19,430
   470,000   6.00%, 7/15/19, Series
               2435, Class VH...........       483,066
    59,872   9.50%, 7/15/19, Series 11,
               Class D..................        59,985

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   71,938   10.00%, 1/1/20, Pool
               #546257..................  $     80,578
    32,069   9.50%, 4/15/20, Series 22,
               Class C..................        32,119
   200,000   6.50%, 6/15/20, Series
               2362, Class PD...........       205,707
    13,487   10.00%, 6/15/20, Series 47,
               Class F..................        13,515
   400,000   6.00%, 8/15/20, Series
               2594, Class VQ...........       411,102
   103,831   10.00%, 9/1/20, Pool
               #555286..................       116,042
   500,000   6.00%, 12/15/20, Series
               2392, Class PV...........       522,310
     6,461   9.50%, 1/15/21, Series 99,
               Class Z..................         6,468
    13,507   6.50%, 2/15/21, Series 128,
               Class I..................        13,504
     8,696   9.00%, 4/15/21, Series
               1065, Class J............         9,509
   600,000   8.50%, 6/15/21, Series
               1113, Class J............       638,907
 1,824,243   6.49%, 10/15/21, Series
               2611, Class SH, IF,
               IO*......................       195,479
    69,565   7.00%, 5/15/22, Series
               1250, Class J............        71,422
   119,449   8.00%, 6/15/22, Series
               1316, Class Z............       125,438
   197,142   7.00%, 7/15/22, Series
               1324, Class Z............       206,828
   150,352   7.50%, 8/15/22, Series
               1343, Class LB...........       157,837
   129,002   8.00%, 8/15/22, Series
               1343, Class LA...........       136,068
   500,000   5.50%, 10/15/22, Series
               2512, Class PG...........       500,288
   109,190   6.00%, 10/15/22, Series
               1395, Class G............       111,701
   121,978   9.57%, 10/15/22, Series
               1394, Class ID, IF*......       132,269
   978,898   6.50%, 11/1/22, Pool
               #G30234..................     1,027,999
   419,361   6.00%, 12/1/22, Pool
               #C90600..................       435,761
   500,000   5.50%, 12/15/22, Series
               2535, Class BK...........       517,654
 1,000,000   5.00%, 1/1/23, Series 2715,
               Class OG.................       972,719
    20,020   1.87%, 1/15/23, Series
               1603, Class IF*..........        20,085

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 58

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  847,066   7.00%, 3/25/23, Series 8,
               Class ZA.................  $    924,347
   389,933   5.00%, 5/15/23, Series
               1798, Class F............       400,315
    72,888   7.00%, 5/15/23, Series
               1505, Class Q............        77,305
   149,974   7.99%, 5/15/23, Series
               1518, Class G, IF*.......       151,334
 1,800,287   5.39%, 6/15/23, Series
               2626, Class NS, IO,
               IF*......................       163,874
   118,278   3.66%, 7/15/23, Series
               1541, Class O*...........       118,443
    63,728   6.25%, 9/15/23, Series
               1589, Class Z............        64,247
    65,673   9.67%, 10/15/23, Series
               1689, Class SD, IF*......        68,367
    41,883   6.00%, 11/15/23, Series
               1685, Class Z............        42,760
    49,972   14.76%, 11/15/23, Series
               1609, Class LG, IF*......        56,579
 1,000,000   4.50%, 12/15/23, Series
               2716, Class UN, IF*......       915,714
   178,924   6.50%, 12/15/23, Series
               2283, Class K............       193,364
   284,965   6.50%, 1/15/24, Series
               2345, Class PV...........       297,825
    77,925   0.00%, 2/15/24, Series
               1700, Class GA, PO.......        71,652
    86,715   0.00%, 2/15/24, Series
               1865, Class D, PO........        84,768
    51,415   10.00%, 2/15/24, Series
               1671, Class QC, IF*......        52,274
    83,152   22.86%, 3/15/24, Series
               2033, Class SN, IF,
               IO*......................        29,998
    93,671   0.00%, 5/15/24, Series
               2306, Class K, PO........        83,233
   224,811   6.24%, 5/15/24, Series
               2306, Class SE, IF,
               IO*......................        28,788
 2,100,000   6.50%, 5/15/24, Series
               1732, Class K............     2,248,784
   287,405   18.11%, 2/15/25, Series
               2656, Class SH, IF*......       302,451
   274,460   6.00%, 5/15/27, Series
               1981, Class Z............       282,190
   121,266   6.50%, 7/15/27, Series
               2137, Class TG...........       123,168
   431,683   7.50%, 9/15/27, Series
               1987, Class PE...........       457,149

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  404,888   6.00%, 11/15/27, Series
               2132, Class PD...........  $    418,096
   250,000   6.00%, 2/15/28, Series
               2143, Class CD...........       258,547
   160,277   7.00%, 3/15/28, Series
               2038, Class PN, IO.......        21,112
   434,372   7.50%, 5/15/28, Series
               2054, Class PV...........       464,650
   500,000   7.00%, 6/15/28, Series
               2064, Class TE...........       537,490
   500,000   6.50%, 8/15/28, Series
               2075, Class PH...........       529,997
   116,774   25.70%, 3/15/29, Series
               2132, Class SB, IF*......       146,086
   829,000   7.00%, 7/15/29, Series
               2172, Class QC...........       897,935
   491,177   8.00%, 9/15/29, Series
               2182, Class ZB...........       546,424
   218,786   6.00%, 11/15/29, Series
               2460, Class VZ...........       226,358
   400,000   6.00%, 5/15/30, Series
               2565, Class MB...........       415,214
   262,650   7.50%, 8/15/30, Series
               2247, Class Z............       273,408
   122,316   7.50%, 10/15/30, Series
               2261, Class ZY...........       128,160
   560,394   6.50%, 4/15/31, Series
               2317, Class VG...........       586,061
   142,946   7.00%, 6/15/31, Series
               2325, Class PM...........       154,683
   120,995   8.50%, 6/15/31, Series
               2359, Class ZB...........       130,942
   639,813   6.50%, 8/15/31, Series
               2344, Class ZD...........       684,445
   232,659   6.50%, 8/15/31, Series
               2344, Class Z J..........       243,679
   200,000   6.50%, 8/15/31, Series
               2454, Class BG...........       210,431
   250,000   6.50%, 8/15/31, Series
               2345, Class NE...........       262,148
   474,797   5.00%, 2/15/32, Series
               2672, Class WD...........       468,987
   250,000   6.38%, 2/15/32, Series
               2410, Class OE...........       262,812
   605,614   7.49%, 2/15/32, Series
               2410, Class QX, IF,
               IO*......................        46,993
   100,000   13.78%, 2/15/32, Series
               2412, Class SP, IF*......       103,715
   250,000   16.48%, 2/15/32, Series
               2410, Class QS, IF*......       283,194

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  788,413   6.79%, 3/15/32, Series
               2444, Class ES, IF,
               IO*......................  $     85,393
 1,000,000   7.00%, 3/15/32, Series
               2423, Class MT...........     1,056,748
   500,000   7.00%, 3/15/32, Series
               2423, Class MC...........       529,410
   227,841   6.50%, 4/15/32, Series
               2435, Class C J..........       238,396
   500,000   7.00%, 4/15/32, Series
               2436, Class MC...........       538,363
   300,000   6.50%, 5/15/32, Series
               2455, Class GK...........       318,867
   282,850   6.50%, 6/15/32, Series
               2462, Class JG...........       299,240
   164,428   6.50%, 7/15/32, Series
               2484, Class LZ...........       171,601
   124,807   7.50%, 7/25/32, Series
               T-41, Class 3A...........       136,741
   790,000   6.00%, 9/15/32, Series
               2500, Class MC...........       810,043
   500,000   6.00%, 12/15/32, Series
               2544, Class HC...........       501,041
   300,000   6.00%, 12/15/32, Series
               2543, Class YX...........       308,632
 1,444,599   5.84%, 2/15/33, Series
               2599, Class DS, IF,
               IO*......................       158,918
   500,000   6.00%, 2/15/33, Series
               2575, Class ME...........       514,244
   942,049   6.39%, 2/15/33, Series
               2597, Class DS, IF,
               IO*......................       122,536
 1,440,937   5.94%, 3/15/33, Series
               2610, Class DS, IF,
               IO*......................       165,402
   613,274   6.50%, 3/15/33, Series
               2586, Class WI, IO.......       103,648
    75,000   10.95%, 6/15/33, Series
               2631, Class BS, IF*......        61,729
   492,933   5.50%, 10/1/33, Pool
               #A13625..................       499,294
   249,359   7.26%, 10/15/33, Series
               2691, Class WS, IF*......       209,503
   819,463   6.50%, 2/25/43, Series
               T-54, Class 2A...........       871,960

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  396,406   7.00%, 2/25/43, Series
               T-54, Class 3A...........  $    427,623
   156,680   0.00%, 9/25/43, Series
               T-58, Class A, PO........       122,395
                                          ------------
                                            47,696,462
                                          ------------
Government National Mortgage Assoc. (6.0%):
    82,307   7.00%, 8/16/13, Series
               96-22, Class VB..........        83,529
   247,236   8.00%, 1/15/16, Pool
               #781570..................       267,408
   300,000   6.50%, 7/20/19, Series
               02-36, Class VB..........       316,820
    22,750   8.00%, 9/15/22, Pool
               #297628..................        24,982
   250,000   7.49%, 7/16/24, Series
               94-3, Class PQ...........       276,414
   500,000   6.50%, 10/16/24, Series
               94-7, Class PQ...........       539,307
    25,046   8.50%, 5/20/25, Pool
               #2006....................        27,320
   491,000   7.50%, 9/17/25, Series
               98-26, Class K...........       532,784
   423,774   7.50%, 8/16/26, Series
               96-16, Class E...........       456,808
    63,528   8.00%, 11/20/26, Pool
               #2324....................        68,889
    97,475   8.00%, 1/20/27, Pool
               #2362....................       105,492
   479,495   7.50%, 5/16/27, Series
               97-8, Class PN...........       514,295
    18,639   8.00%, 5/15/28, Pool
               #460372..................        20,298
    24,323   8.00%, 7/15/28, Pool
               #468066..................        26,489
    48,224   7.50%, 9/15/28, Pool
               #486537..................        51,805
    90,112   6.50%, 10/15/28, Pool
               #486631..................        95,173
   609,152   5.50%, 11/20/28, Series
               02-88, Class LI, IO......        63,798
   405,977   6.50%, 4/20/29, Series
               99-10, Class ZC..........       428,354
   609,293   8.00%, 11/16/29, Series
               99-41, Class Z...........       650,366
   405,669   7.50%, 12/20/29, Series
               99-44, Class PC..........       430,419
   495,234   8.00%, 12/20/29, Series
               99-44, Class ZG..........       531,256
   602,143   7.00%, 1/19/30, Series
               01-4, Class SJ, IF,
               IO*......................        48,524

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 60

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
(w$153,000   7.00%, 2/16/30, Series
               00-14, Class PD..........  $    164,246
   276,719   8.50%, 2/16/30, Series
               00-9, Class ZJ...........       321,179
   353,114   7.50%, 2/20/30, Series
               00-6, Class Z............       377,928
   349,919   9.00%, 3/16/30, Series
               00-21, Class Z...........       418,724
    73,682   7.37%, 4/20/30, Series
               03-2, Class SF, IF*......        73,998
   308,138   7.75%, 9/20/30, Series
               00-26, Class Z...........       324,931
    20,648   9.00%, 10/15/30, Pool
               #479674..................        22,644
   800,000   7.50%, 11/16/30, Series
               00-36, Class PB..........       871,904
    48,263   9.00%, 11/16/30, Series
               00-36, Class IK, IO......         5,862
   161,360   9.00%, 12/15/30, Pool
               #528534..................       176,955
   142,185   7.15%, 12/20/30, Series
               00-38, Class AH..........       149,457
   358,000   8.00%, 12/20/30, Series
               00-37, Class B...........       385,729
   981,586   6.90%, 8/16/31, Series
               01-36, Class S, IF,
               IO*......................        76,358
 1,463,524   6.05%, 9/20/31, Series
               03-76, Class LS, IF,
               IO*......................       163,287
   200,000   6.50%, 12/20/31, Series
               01-64, Class MQ..........       208,753
   674,071   5.50%, 1/20/32, Series
               03-4, Class NI, IO.......       112,917
   178,624   10.19%, 4/16/32, Series
               02-24, Class SB, IF*.....       183,388
 1,250,000   6.50%, 6/20/32, Series
               02-45, Class QE..........     1,314,987
   300,000   6.50%, 8/20/32, Series
               02-54, Class GB..........       313,665
   100,269   0.00%, 3/16/33, Series
               03-24, Class PO, PO......        89,116
   133,361   7.00%, 6/15/33, Pool
               #781614..................       143,580
                                          ------------
                                            11,460,138
                                          ------------
  Total U.S. Government Agency Mortgages    93,280,269
                                          ------------
U.S. GOVERNMENT AGENCY SECURITIES (0.1%):
Fannie Mae (0.1%):
   255,000   6.25%, 2/1/11..............       282,298
                                          ------------
  Total U.S. Government Agency
  Securities                                   282,298
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
U.S. TREASURY OBLIGATIONS (21.7%):
U.S. Treasury Bonds (12.4%):
$3,845,000   12.75%, 11/15/10...........  $  4,609,348
 5,290,000   10.38%, 11/15/12...........     6,750,743
 3,450,000   12.00%, 8/15/13............     4,767,740
   300,000   13.25%, 5/15/14............       445,992
 1,350,000   11.75%, 11/15/14...........     1,936,566
   550,000   9.88%, 11/15/15............       820,231
 2,400,000   8.75%, 5/15/17.............     3,364,126
   550,000   7.88%, 2/15/21.............       731,952
                                          ------------
                                            23,426,698
                                          ------------
U.S. Treasury Inflation Protected Bonds (1.2%):
 1,100,000   3.38%, 1/15/07.............     1,391,808
   100,000   3.88%, 1/15/09.............       127,417
   550,000   3.63%, 4/15/28.............       779,686
                                          ------------
                                             2,298,911
                                          ------------
U.S. Treasury STRIPS (8.1%):
 1,000,000   11/15/09...................       804,917
   900,000   11/15/14...................       539,087
 1,900,000   11/15/15...................     1,070,671
 1,450,000   11/15/15...................       813,312
   800,000   2/15/11....................       601,690
 2,500,000   2/15/13....................     1,674,800
 1,000,000   2/15/14....................       629,193
 4,300,000   2/15/16....................     2,371,458
 2,500,000   2/15/17....................     1,291,040
   750,000   2/15/19....................       339,029
   500,000   5/15/10....................       392,873
 1,350,000   5/15/11....................     1,000,901
   650,000   5/15/12....................       454,103
 1,600,000   5/15/14....................       989,221
 1,430,000   5/15/15....................       831,040
   800,000   5/15/18....................       380,393
 1,800,000   8/15/14....................     1,096,630
   200,000   8/15/16....................       106,702
                                          ------------
                                            15,387,060
                                          ------------
  Total U.S. Treasury Obligations           41,112,669
                                          ------------
MUNICIPAL BONDS (0.1%):
Illinois (0.1%):
   300,000   State Pension, GO, 5.10%,
               6/1/33...................       275,841
                                          ------------
  Total Municipal Bonds                        275,841
                                          ------------
INVESTMENT COMPANIES (3.4%):
 6,466,982   One Group Prime Money
               Market Fund, Class I
               (c)......................     6,466,982
                                          ------------
  Total Investment Companies                 6,466,982
                                          ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
REPURCHASE AGREEMENT (0.1%):
$  129,000   State Street Bank and
               Trust, 0.65%, 1/2/04
               (Proceeds at maturity
               $129,004, collateralized
               by various U.S.
               Government Securities)...  $    129,000
                                          ------------
  Total Repurchase Agreement                   129,000
                                          ------------

  SHARES
    OR
PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION         VALUE
----------   ---------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (4.7%):
$8,905,859   Pool of various securities
               for One Group Bond
               Funds -- footnote 2
               (Securities Lending).....  $  8,905,859
                                          ------------
  Total Short-Term Securities Held as
  Collateral for Securities Lending          8,905,859
                                          ------------
Total (Cost $189,775,980) (a)             $196,978,668
                                          ============

------------
Percentages indicated are based on net assets of $189,746,705.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 8,426,438
                   Unrealized depreciation......................   (1,223,750)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $ 7,202,688
                                                                  ===========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Investment in affiliate.

GO -- General Obligations

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows:

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

High Coupon Bonds (HB) (a.k.a "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IOs the owner also has the right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

* The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect as of December 31, 2003.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 62

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES (57.4%):
Fannie Mae (24.9%):
$   247,331   8.30%, 10/25/08, Series
                93-197, Class SC*......  $    258,394
    359,823   12.79%, 12/25/08, Series
                93-221, Class SG,
                IF*....................       398,225
  1,180,129   6.25%, 1/25/09, Series
                94-12, Class C.........     1,237,327
    124,385   18.83%, 2/25/09, Series
                94-13, Class SM, IF*...       139,929
    964,239   6.13%, 5/25/11, Series
                01-12, Class VA........       974,691
     18,212   6.50%, 11/1/11, Pool
                #356206................        19,327
    436,803   8.00%, 11/1/12, Pool
                #535710................       467,832
    500,000   6.00%, 1/17/13, Series
                98-37, Class VB........       524,896
    284,570   7.50%, 2/1/13, Pool
                #42433.................       305,035
    378,321   6.00%, 4/1/13, Pool
                #425482................       397,852
    235,446   6.50%, 5/1/13, Pool
                #42433.................       249,796
  1,044,345   5.00%, 11/1/13, Pool
                #255013................     1,078,736
    207,067   6.00%, 8/1/14, Pool
                #598032................       217,760
     97,133   6.50%, 9/1/14, Pool
                #E78451................       102,942
    703,667   6.00%, 9/25/14, Series
                01-71, Class QC........       709,505
  1,424,962   6.00%, 10/25/14, Series
                02-12, Class PD........     1,447,214
  2,071,748   5.50%, 11/1/16, Pool
                #618192................     2,150,149
  2,000,000   5.00%, 11/25/16, Series
                03-35, Class MD........     2,029,613
    640,000   6.00%, 2/25/17, Series
                02-2, Class UC.........       674,262
  2,000,000   5.50%, 4/25/17, Series
                02-18, Class PC........     2,099,183
     88,603   9.50%, 6/25/18, Series
                88-16, Class B.........        99,357
    750,000   7.00%, 3/25/21, Series
                01-4, Class PC.........       818,902
    223,617   8.00%, 7/25/22, Series
                G92-44, Class ZQ.......       245,058
    103,148   6.00%, 12/25/22, Series
                G92-66, Class KA.......       107,614

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$   395,045   0.00%, 5/25/23, Series
                93-146, Class E, PO....  $    352,796
    500,000   6.50%, 8/25/23, Series
                94-28, Class K.........       528,751
     57,239   0.00%, 9/25/23, Series
                93-205, Class H, PO....        50,803
    245,000   7.00%, 9/25/23, Series
                93-155, Class PJ.......       267,949
  1,529,747   6.50%, 12/25/23, Series
                93-223, Class PZ.......     1,667,865
  1,406,763   7.00%, 12/25/23, Series
                93-250, Class Z........     1,506,270
    129,756   5.00%, 2/25/24, Series
                94-76, Class H.........       133,820
  1,400,000   6.50%, 3/25/24, Series
                94-37, Class L.........     1,492,287
  6,388,638   6.00%, 4/25/24, Series
                94-72, Class K.........     6,755,662
     55,020   6.50%, 9/1/25, Pool
                #250375................        57,732
    151,141   6.50%, 5/1/26, Pool
                #338417................       158,548
    477,445   0.00%, 11/25/26, Series
                97-47, Class PA, PO....       473,777
    284,135   6.50%, 8/18/28, Series
                98-46, Class GZ........       302,160
  1,766,468   6.00%, 9/1/28, Pool
                #405220................     1,830,604
  1,250,000   6.25%, 2/25/29, Series
                94-W4, Class A9........     1,288,520
  2,000,000   6.00%, 6/25/29, Series
                02-W7, Class A4........     2,083,122
    117,508   7.50%, 3/1/30, Pool
                #524949................       125,613
    111,346   7.50%, 8/1/30, Pool
                #5478301...............       119,025
  3,000,000   6.00%, 7/25/31, Series
                01-33, Class ID, IO....       710,639
  3,600,000   5.00%, 12/25/32, Series
                03-81, Class MC........     3,500,319
  4,349,025   5.50%, 5/1/33, Pool
                #702435................     4,409,223
  2,984,451   5.00%, 11/1/33, Pool
                #747628................     2,955,813
  2,534,166   5.50%, 12/1/33, Pool
                #753662................     2,569,244
  2,365,499   6.50%, 12/25/42, Series
                03-W1, Class 1A1.......     2,513,935
                                         ------------
                                           52,608,076
                                         ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac (26.2%):
$ 2,455,354   4.00%, 8/15/07, Series
                2485, Class CB.........  $  2,494,732
    397,483   0.00%, 8/15/08, Series
                1561, Class TA, PO.....       383,099
    212,634   12.55%, 11/15/08, Series
                1604, Class MB, IF*....       230,795
    148,617   12.88%, 12/15/08, Series
                1625, Class SC, IF*....       161,407
     15,829   8.50%, 12/1/09, Pool
                #E20150................        17,297
    156,715   9.00%, 12/1/09, Pool
                #256360................       166,051
    540,776   7.50%, 9/1/10, Gold Pool
                #E62448................       577,733
    153,383   7.00%, 2/1/11, Pool
                #E63959................       163,671
    780,710   6.00%, 6/15/11, Series
                2366, Class VG.........       828,196
  1,764,448   6.00%, 8/15/13, Series
                2170, Class PE.........     1,809,143
    344,240   5.00%, 12/1/13, Gold Pool
                #E73637................       352,336
    348,440   5.50%, 3/1/14, Gold Pool
                #E75738................       362,778
    555,186   5.00%, 4/1/14, Gold Pool
                #E00667................       568,244
    105,133   6.00%, 4/1/14, Gold Pool
                #E76438................       110,454
    416,000   6.50%, 5/15/14, Series
                2288, Class VB.........       430,055
    216,136   6.50%, 6/1/14, Gold Pool
                #E00678................       228,976
  1,250,000   6.50%, 8/15/16, Series
                2345, Class PQ.........     1,340,901
    252,565   6.00%, 2/15/17, Series
                2108, Class VB.........       256,448
    883,000   5.00%, 11/15/17, Pool
                #2527..................       883,782
  3,230,000   5.00%, 2/15/18, Series
                2578, Class P6.........     3,168,601
    601,410   8.00%, 8/15/22, Series
                1343, Class LA.........       634,350
    543,672   6.50%, 11/15/22, Series
                1552, Class HB.........       550,859
  1,000,000   6.50%, 9/15/23, Series
                1577, Class PV.........     1,015,704
  1,829,000   6.50%, 9/15/23, Series
                1584, Class L..........     1,965,097
    738,103   6.50%, 12/15/23, Series
                1633, Class Z..........       784,295
    201,000   6.50%, 3/15/24, Series
                1694, Class PK.........       217,906

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   232,558   6.50%, 11/1/25, Pool
                #D65545................  $    244,391
    285,557   6.00%, 4/1/26, Pool
                #D70244................       296,929
    345,000   6.50%, 10/17/26, Series
                1985, Class PL.........       365,461
    598,870   3.56%, 1/1/27, Pool
                #611141*...............       619,614
  1,244,867   6.00%, 2/15/27, Series
                2091, Class PF.........     1,271,900
  1,846,716   6.25%, 4/15/27, Series
                2018, Class PE.........     1,878,711
    875,000   7.00%, 10/15/27, Series
                1999, Class PU.........       942,571
    809,776   6.00%, 11/15/27, Series
                2132, Class PD.........       836,191
    432,964   6.50%, 1/15/28, Series
                2137, Class TM.........       442,782
    650,000   4.50%, 2/15/28, Series
                2631, Class TE.........       620,958
    843,534   5.75%, 2/15/28, Series
                2110, Class D..........       851,628
     75,894   6.00%, 2/15/28, Series
                2126, Class TD.........        77,707
  2,500,000   7.00%, 2/15/28, Series
                2031, Class PG.........     2,653,208
  1,500,000   6.95%, 3/15/28, Series
                2035, Class PC.........     1,603,371
     55,391   8.50%, 7/1/28, Gold Pool
                #G00981................        60,414
  1,000,000   6.50%, 10/25/28, Series
                98-64, Class TM........     1,068,652
    750,000   6.00%, 11/15/28, Series
                2095, Class PE.........       785,026
    906,906   6.50%, 2/1/29, Gold Pool
                #C22459................       951,280
  2,500,000   5.00%, 3/15/29, Series
                2684, Class PD.........     2,524,641
    562,788   6.50%, 6/1/29, Gold Pool
                #C00785................       589,976
    515,000   7.00%, 8/15/29, Series
                2178, Class PB.........       551,013
    216,884   3.64%, 4/1/30, Pool
                #846812*...............       225,994
    272,582   7.35%, 10/15/30, Series
                2259, Class ZC.........       289,029
  1,000,000   6.50%, 10/15/31, Series
                2367, Class ME.........     1,050,535
    255,573   0.00%, 12/15/31, Series
                2390, Class DO, PO.....       228,228
    386,117   6.00%, 2/1/32, Gold Pool
                #C01292................       399,292
  2,646,999   6.50%, 4/1/32, Pool
                #C66034................     2,773,595

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 64

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$ 2,438,000   5.00%, 10/15/32, Series
                2656, Class BG.........  $  2,370,022
  5,000,000   6.00%, 12/15/32, Series
                2543, Class YX.........     5,143,865
  2,458,388   6.50%, 2/25/43, Series
                T-54, Class 2A.........     2,615,880
  1,300,510   0.00%, 5/25/43, Series
                T-56, Class APO, PO....     1,163,339
                                         ------------
                                           55,199,113
                                         ------------
Government National Mortgage Assoc. (6.3%):
     62,569   7.50%, 5/15/23, Pool
                #326977................        67,527
     29,730   7.50%, 6/15/23, Pool
                #359588................        32,087
     48,630   9.00%, 11/15/24, Pool
                #780029................        54,496
     18,334   7.50%, 9/15/25, Pool
                #336427................        19,750
    300,000   6.50%, 9/16/25, Series
                96-6, Class PK.........       320,102
     16,835   7.00%, 12/15/25, Pool
                #405535................        18,034
    552,233   8.00%, 11/20/26, Pool
                #2324..................       598,837
     34,133   7.50%, 12/20/26, Pool
                #2341..................        36,465
    210,017   6.50%, 6/20/27, Series
                97-19, Class PJ........       215,476
     39,999   4.75%, 7/20/27, Pool
                #80094*................        40,859
    147,700   8.00%, 10/15/27, Pool
                #451507................       160,939
     42,451   8.00%, 10/15/27, Pool
                #412336................        46,257
     77,532   7.00%, 11/15/27, Pool
                #412369................        82,834
     63,338   6.50%, 3/15/28, Pool
                #467705................        66,895
     79,796   7.00%, 4/15/28, Pool
                #472543................        85,207
     90,077   7.00%, 6/15/28, Pool
                #472679................        96,184
     53,304   6.50%, 9/15/28, Pool
                #467225................        56,298
  1,208,667   7.50%, 9/16/28, Series
                99-33B, Class PQ.......     1,233,293
  1,000,000   6.50%, 9/20/28, Series
                98-22, Class PD........     1,066,419
    434,401   6.00%, 5/20/29, Series
                99-17, Class L.........       458,032
  3,500,000   6.50%, 6/16/30, Series
                01-6, Class PM.........     3,691,213

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
$   163,579   7.75%, 7/15/30, Pool
                #518078................  $    177,227
  2,500,000   6.50%, 3/16/31, Series
                01-10, Class PE........     2,655,331
  1,000,000   6.50%, 12/20/31, Series
                01-64, Class PB........     1,048,673
  1,025,162   6.50%, 4/1/32, Pool
                #545639................     1,079,741
                                         ------------
                                           13,408,176
                                         ------------
  Total U.S. Government Agency
  Mortgages                               121,215,365
                                         ------------
U.S. GOVERNMENT AGENCY SECURITIES (13.1%):
Fannie Mae (1.9%):
  3,000,000   0.00%, 10/9/19...........     1,190,070
  6,000,000   0.00%, 9/23/20...........     2,219,527
    630,000   0.00%, 3/23/28...........       145,509
  1,860,538   6.50%, 8/25/29, IO.......       447,383
                                         ------------
                                            4,002,489
                                         ------------
Federal Farm Credit Bank (0.8%):
  1,500,000   6.75%, 7/7/09............     1,731,117
                                         ------------
Federal Home Loan Bank (4.3%):
  3,000,000   5.25%, 8/15/06...........     3,214,071
  1,000,000   5.90%, 3/26/09...........     1,109,755
  4,500,000   5.75%, 8/15/11...........     4,897,970
                                         ------------
                                            9,221,796
                                         ------------
Financial Corporation STRIPS (2.1%):
  2,000,000   11/2/18..................       880,566
  8,000,000   12/6/18..................     3,498,640
                                         ------------
                                            4,379,206
                                         ------------
Resolution Funding Corporation STRIPS (1.8%):
  2,000,000   1/15/20..................       821,568
    975,000   10/15/08.................       829,782
  1,000,000   10/15/17.................       479,197
  4,000,000   7/15/20..................     1,597,932
                                         ------------
                                            3,728,479
                                         ------------
Tennessee Valley Authority (2.2%):
  2,000,000   6.00%, 3/15/13...........     2,201,032
  5,000,000   0.00%, 7/15/16...........     2,508,725
                                         ------------
                                            4,709,757
                                         ------------
  Total U.S. Government Agency
  Securities                               27,772,844
                                         ------------
U.S. TREASURY OBLIGATIONS (25.2%):
U.S. Treasury Bonds (5.9%):
    200,000   6.00%, 8/15/09...........       226,602
  2,800,000   10.38%, 11/15/12.........     3,573,171
  2,700,000   7.25%, 5/15/16...........     3,368,990
  2,000,000   9.13%, 5/15/18...........     2,901,330
  1,250,000   8.13%, 8/15/19...........     1,688,868
    650,000   6.13%, 11/15/27..........       733,028
                                         ------------
                                           12,491,989
                                         ------------

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Inflation Protected Bonds (3.3%):
$ 5,000,000   3.63%, 1/15/08...........  $  6,333,950
    500,000   3.50%, 1/15/11...........       597,406
                                         ------------
                                            6,931,356
                                         ------------
U.S. Treasury Notes (8.5%):
  1,000,000   6.88%, 5/15/06...........     1,111,993
  3,500,000   3.50%, 11/15/06..........     3,618,811
  7,000,000   6.13%, 8/15/07...........     7,836,450
    500,000   10.38%, 11/15/09.........       538,770
  2,500,000   5.00%, 8/15/11...........     2,676,173
  2,250,000   4.25%, 8/15/13...........     2,253,517
                                         ------------
                                           18,035,714
                                         ------------
U.S. Treasury STRIPS (7.5%):
  4,000,000   11/15/09.................     3,219,668
  2,000,000   11/15/14.................     1,197,972
  3,400,000   11/15/15.................     1,907,077
  3,000,000   5/15/15..................     1,743,441
 15,000,000   5/15/20..................     6,289,380
  2,500,000   8/15/14..................     1,523,098
                                         ------------
                                           15,880,636
                                         ------------
  Total U.S. Treasury Obligations          53,339,695
                                         ------------
INVESTMENT COMPANIES (3.5%):
  7,492,839   One Group Government
                Money Market Fund,
                Class I (b)............     7,492,839
                                         ------------
  Total Investment Companies                7,492,839
                                         ------------

  SHARES
    OR
 PRINCIPAL
  AMOUNT        SECURITY DESCRIPTION        VALUE
-----------   -------------------------  ------------
REPURCHASE AGREEMENT (0.2%):
$   521,000   State Street Bank and
                Trust, 0.65%, 1/2/04
                (Proceeds at maturity
                $521,019,
                collateralized by
                various U.S. Government
                securities)............  $    521,000
                                         ------------
  Total Repurchase Agreement                  521,000
                                         ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (1.2%):
  2,514,498   Pool of various
                securities for One
                Group Bond Funds --
                footnote 2 (Securities
                Lending)...............     2,514,498
                                         ------------
  Total Short-Term Securities Held as
  Collateral for Securities Lending         2,514,498
                                         ------------
Total (Cost $203,970,694) (a)            $212,856,241
                                         ============

------------

Percentages indicated are based on net assets of $211,642,357.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $10,143,097
                   Unrealized depreciation......................   (1,257,550)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $ 8,885,547
                                                                  ===========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows:

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

* The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect as of December 31, 2003.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

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--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                           MID CAP         MID CAP       DIVERSIFIED     LARGE CAP      DIVERSIFIED
                                            GROWTH          VALUE          MID CAP         GROWTH          EQUITY
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                         ------------    ------------    -----------    ------------    ------------
ASSETS:
Investments, at cost...................  $186,133,364    $ 96,920,222    $51,130,082    $208,628,859    $159,347,188
Unrealized appreciation (depreciation)
  from investments.....................    35,341,970      23,013,870     12,107,266       2,558,762       5,598,035
                                         ------------    ------------    -----------    ------------    ------------
Investments, at value..................   221,475,334     119,934,092     63,237,348     211,187,621     164,945,223
Cash...................................           832              --         99,390              --          28,386
Interest and dividends receivable......        60,772          89,812         34,239         140,937         224,615
Receivable for capital shares issued...        10,884          12,088          6,078         124,001          16,478
Receivable from brokers for investments
  sold.................................    12,744,716         212,766             --       1,754,992              --
Prepaid expenses.......................         1,489             877            444           1,302           1,045
                                         ------------    ------------    -----------    ------------    ------------
Total Assets...........................   234,294,027     120,249,635     63,377,499     213,208,853     165,215,747
                                         ------------    ------------    -----------    ------------    ------------
LIABILITIES:
Cash overdraft.........................            --         254,981             --              --              --
Payable to brokers for investments
  purchased............................    11,687,293              --             --         933,111              --
Payable for return of collateral
  received for securities on loan......    26,838,816       7,520,539      4,112,772       6,453,951       3,791,092
Accrued expenses and other payables:
  Investment advisory fees.............       106,723          69,678         36,785         111,411          98,656
  Administration fees..................        24,549          14,025          7,412          25,875          19,900
  Other................................        30,477          18,378         13,401          22,910          18,930
                                         ------------    ------------    -----------    ------------    ------------
Total Liabilities:.....................    38,687,858       7,877,601      4,170,370       7,547,258       3,928,578
                                         ------------    ------------    -----------    ------------    ------------
NET ASSETS:
Capital................................   209,635,799      91,946,523     54,826,725     333,248,263     173,465,762
Undistributed (distributions in excess
  of) net investment income............        (5,968)        593,719        116,992         466,943       1,152,357
Accumulated undistributed net realized
  gains (losses) from investments......   (49,365,632)     (3,182,078)    (7,843,854)   (130,612,373)    (18,928,985)
Net unrealized appreciation
  (depreciation) from investments......    35,341,970      23,013,870     12,107,266       2,558,762       5,598,035
                                         ------------    ------------    -----------    ------------    ------------
NET ASSETS:............................  $195,606,169    $112,372,034    $59,207,129    $205,661,595    $161,287,169
                                         ============    ============    ===========    ============    ============
OUTSTANDING UNITS OF BENEFICIAL
  INTEREST (SHARES):...................    12,467,450       8,153,358      3,820,468      16,441,531      11,367,191
                                         ============    ============    ===========    ============    ============
Net Asset Value........................  $      15.69    $      13.78    $     15.50    $      12.51    $      14.19
                                         ============    ============    ===========    ============    ============

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

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INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                               EQUITY                                        GOVERNMENT
                                               INDEX          BALANCED          BOND            BOND
                                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            ------------    ------------    ------------    ------------
ASSETS:
Investments, at cost......................  $147,938,880    $196,018,668    $189,775,980    $203,970,694
Unrealized appreciation (depreciation)
  from investments........................   (12,024,391)      6,106,106       7,202,688       8,885,547
                                            ------------    ------------    ------------    ------------
Investments, at value.....................   135,914,489     202,124,774     196,978,668     212,856,241
Cash......................................           104             454             137             915
Interest and dividends receivable.........       180,433         880,082       1,514,022       1,383,910
Receivable for capital shares issued......       248,357          62,102         289,736          15,461
Receivable from brokers for investments
  sold....................................            --          23,136           2,473          29,207
Net receivable for variation margin on
  futures contracts.......................         2,899              --              --              --
Prepaid expenses..........................           873           1,124           1,182           1,258
                                            ------------    ------------    ------------    ------------
Total Assets..............................   136,347,155     203,091,672     198,786,218     214,286,992
                                            ------------    ------------    ------------    ------------
LIABILITIES:
Payable to brokers for investments
  purchased...............................       105,628              --              --              --
Payable for return of collateral received
  for securities on loan..................     9,439,830      23,700,242       8,905,859       2,514,498
Accrued expenses and other payables:
  Investment advisory fees................        31,272         104,802          89,913          80,735
  Administration fees.....................        14,593          22,306          23,674          26,740
  Other...................................        22,548          24,164          20,067          22,662
                                            ------------    ------------    ------------    ------------
Total Liabilities:........................     9,613,871      23,851,514       9,039,513       2,644,635
                                            ------------    ------------    ------------    ------------
NET ASSETS:
Capital...................................   143,535,065     181,379,962     173,011,236     192,634,866
Undistributed (distributions in excess of)
  net investment income...................     1,373,316       3,979,881       9,934,456      10,307,984
Accumulated undistributed net realized
  gains (losses) from investments and
  futures.................................    (6,215,776)    (12,225,791)       (401,675)       (186,040)
Net unrealized appreciation (depreciation)
  from investments and futures............   (11,959,321)      6,106,106       7,202,688       8,885,547
                                            ------------    ------------    ------------    ------------
NET ASSETS:...............................  $126,733,284    $179,240,158    $189,746,705    $211,642,357
                                            ============    ============    ============    ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):...............................    13,037,956      12,368,173      16,383,309      18,136,244
                                            ============    ============    ============    ============
NET ASSET VALUE...........................  $       9.72    $      14.49    $      11.58    $      11.67
                                            ============    ============    ============    ============

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

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--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                    MID CAP        MID CAP      DIVERSIFIED     LARGE CAP      DIVERSIFIED
                                    GROWTH          VALUE         MID CAP         GROWTH         EQUITY
                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                  -----------    -----------    -----------    ------------    -----------
INVESTMENT INCOME:
Interest income.................  $        93    $     6,465    $     2,937    $        879    $       619
Dividend income.................      892,244      1,404,341        567,765       1,929,625      2,357,841
Dividend income from
  affiliates....................       27,810         21,622         12,296          35,250         31,017
Income from securities
  lending.......................       38,734         11,832          7,591          16,496          9,363
                                  -----------    -----------    -----------    ------------    -----------
Total Income....................      958,881      1,444,260        590,589       1,982,250      2,398,840
                                  -----------    -----------    -----------    ------------    -----------
EXPENSES:
Investment advisory fees........    1,091,064        674,525        370,444       1,195,435      1,009,365
Administration fees.............      249,387        135,416         74,376         273,296        202,662
Legal and audit fees............       14,757         10,721          8,980          15,043         12,478
Custodian fees..................       26,536         20,573         10,726          15,483         14,565
Insurance fees..................        7,102          3,840          2,099           7,593          5,655
Printing and mailing costs......        7,409          4,328          2,311           7,692          6,465
Transfer agent fees.............       30,574         10,793          8,864           8,943          8,864
Trustees' fees and expenses.....        3,698          2,874          2,502           3,381          2,701
Other fees......................          691            168            102             450            278
                                  -----------    -----------    -----------    ------------    -----------
Total expenses before waivers...    1,431,218        863,238        480,404       1,527,316      1,263,033
Less waivers from Investment
  Advisor and affiliates........      (17,356)       (14,117)        (7,778)        (23,175)       (19,403)
                                  -----------    -----------    -----------    ------------    -----------
Net Expenses....................    1,413,862        849,121        472,626       1,504,141      1,243,630
                                  -----------    -----------    -----------    ------------    -----------
Net Investment Income (Loss)....     (454,981)       595,139        117,963         478,109      1,155,210
                                  -----------    -----------    -----------    ------------    -----------
REALIZED/UNREALIZED GAINS
  (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions.......   (2,550,898)      (487,545)    (3,418,111)    (10,968,279)    (5,581,640)
Net change in unrealized
  appreciation (depreciation)
  from investment
  transactions..................   44,651,555     27,656,306     17,035,052      55,420,162     37,155,935
                                  -----------    -----------    -----------    ------------    -----------
Net realized/unrealized gains
  (losses) on investments.......   42,100,657     27,168,761     13,616,941      44,451,883     31,574,295
                                  -----------    -----------    -----------    ------------    -----------
Change in net assets resulting
  from operations...............  $41,645,676    $27,763,900    $13,734,904    $ 44,929,992    $32,729,505
                                  ===========    ===========    ===========    ============    ===========

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

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--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                   EQUITY                                     GOVERNMENT
                                                    INDEX        BALANCED         BOND           BOND
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                 -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Interest income................................  $     1,649    $ 3,513,204    $11,048,598    $11,366,845
Dividend income................................    1,856,556      1,730,975             --             --
Dividend income from affiliates................       31,017         19,019         28,789         66,412
Income from securities lending.................       12,691         29,619         29,634         26,704
                                                 -----------    -----------    -----------    -----------
Total Income...................................    1,901,913      5,292,817     11,107,021     11,459,961
                                                 -----------    -----------    -----------    -----------
EXPENSES:
Investment advisory fees.......................      313,690      1,141,152      1,065,558        956,948
Administration fees............................      146,388        242,265        263,941        316,095
Legal and audit fees...........................       12,132         13,171         15,314         15,947
Custodian fees.................................       37,969         23,951         29,360         15,629
Insurance fees.................................        4,362          6,589          6,848          7,845
Printing and mailing costs.....................        4,907          7,433          9,299         11,427
Transfer agent fees............................        8,865          8,895          8,907          8,803
Trustees' fees and expenses....................        2,664          3,503          3,559          3,935
Other fees.....................................          221            398            288            319
                                                 -----------    -----------    -----------    -----------
Total expenses before waivers..................      531,198      1,447,357      1,403,074      1,336,948
Less waivers from Investment Advisor and
  affiliates...................................       (4,647)       (12,033)       (70,683)        (8,145)
                                                 -----------    -----------    -----------    -----------
Net Expenses...................................      526,551      1,435,324      1,332,391      1,328,803
                                                 -----------    -----------    -----------    -----------
Net Investment Income (Loss)...................    1,375,362      3,857,493      9,774,630     10,131,158
                                                 -----------    -----------    -----------    -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FUTURES:
Net realized gains (losses) from investment and
  futures transactions.........................      393,197     (4,489,919)      (214,492)        24,400
Net change in unrealized appreciation
  (depreciation) from investments and futures
  transactions.................................   25,029,236     26,826,127     (2,933,662)    (4,848,094)
                                                 -----------    -----------    -----------    -----------
Net realized/unrealized gains (losses) on
  investments and futures......................   25,422,433     22,336,208     (3,148,154)    (4,823,694)
                                                 -----------    -----------    -----------    -----------
Change in net assets resulting from
  operations...................................  $26,797,795    $26,193,701    $ 6,626,476    $ 5,307,464
                                                 ===========    ===========    ===========    ===========

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

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INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                 MID CAP GROWTH                  MID CAP VALUE                DIVERSIFIED MID CAP
                                   PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                          ----------------------------    ----------------------------    ----------------------------
                              YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                             ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                              2003            2002            2003            2002            2003            2002
                          ------------    ------------    ------------    ------------    ------------    ------------
FROM INVESTMENT
  ACTIVITIES:
OPERATIONS:
  Net investment income
    (loss)..............  $   (454,981)   $   (617,715)   $    595,139    $    500,652    $   117,963     $    97,552
  Net realized gains
    (losses) from
    investments.........    (2,550,898)    (29,294,069)       (487,545)     (2,080,082)    (3,418,111)     (3,810,731)
  Net change in
    unrealized
    appreciation
    (depreciation) from
    investments.........    44,651,555      (9,402,850)     27,656,306      (9,752,598)    17,035,052      (5,763,450)
                          ------------    ------------    ------------    ------------    -----------     -----------
Change in net assets
  resulting from
  operations............    41,645,676     (39,314,634)     27,763,900     (11,332,028)    13,734,904      (9,476,629)
                          ------------    ------------    ------------    ------------    -----------     -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income..............            --              --        (500,946)             --        (95,462)             --
  From net realized
    gains from
    investment
    transactions........            --              --              --      (5,044,145)            --              --
                          ------------    ------------    ------------    ------------    -----------     -----------
Change in net assets
  from shareholder
  distributions.........            --              --        (500,946)     (5,044,145)       (95,462)             --
                          ------------    ------------    ------------    ------------    -----------     -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued..............    21,941,831       9,608,894      14,815,787      14,886,504      6,457,046       7,889,350
  Dividends
    reinvested..........            --              --         500,946       5,168,204         95,462          21,606
  Cost of shares
    redeemed............   (12,089,800)    (18,893,596)     (7,120,896)     (9,095,894)    (4,287,437)     (5,916,497)
                          ------------    ------------    ------------    ------------    -----------     -----------
Change in net assets
  from capital
  transactions..........     9,852,031      (9,284,702)      8,195,837      10,958,814      2,265,071       1,994,459
                          ------------    ------------    ------------    ------------    -----------     -----------
Change in net assets....    51,497,707     (48,599,336)     35,458,791      (5,417,359)    15,904,513      (7,482,170)
                          ------------    ------------    ------------    ------------    -----------     -----------
NET ASSETS:
  Beginning of period...   144,108,462     192,707,798      76,913,243      82,330,602     43,302,616      50,784,786
                          ------------    ------------    ------------    ------------    -----------     -----------
  End of period.........  $195,606,169    $144,108,462    $112,372,034    $ 76,913,243    $59,207,129     $43,302,616
                          ============    ============    ============    ============    ===========     ===========
SHARE TRANSACTIONS:
  Issued................     1,686,702         686,263       1,346,394       1,273,259        500,569         592,272
  Reinvested............            --              --          51,221         396,605          8,323           1,491
  Redeemed..............      (894,453)     (1,484,256)       (606,229)       (803,155)      (325,191)       (462,792)
                          ------------    ------------    ------------    ------------    -----------     -----------
Change in Shares........       792,249        (797,993)        791,386         866,709        183,701         130,971
                          ============    ============    ============    ============    ===========     ===========

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                 LARGE CAP GROWTH             DIVERSIFIED EQUITY               EQUITY INDEX
                                     PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                            ---------------------------   ---------------------------   ---------------------------
                                YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                2003           2002           2003           2002           2003           2002
                            ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT
  ACTIVITIES:
OPERATIONS:
  Net investment income
    (loss)...............   $    478,109   $    184,770   $  1,155,210   $    831,994   $  1,375,362   $  1,090,109
  Net realized gains
    (losses) from
    investments and
    futures..............    (10,968,279)   (51,095,044)    (5,581,640)   (10,070,221)       393,197     (4,337,124)
  Net change in
    unrealized
    appreciation
    (depreciation) from
    investments and
    futures..............     55,420,162    (22,729,842)    37,155,935    (24,712,209)    25,029,236    (21,545,695)
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
  resulting from
  operations.............     44,929,992    (73,640,116)    32,729,505    (33,950,436)    26,797,795    (24,792,710)
                            ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (185,613)            --       (830,122)            --     (1,089,834)            --
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder
  distributions..........       (185,613)            --       (830,122)            --     (1,089,834)            --
                            ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued...............      7,494,988     12,707,798     21,433,508     31,367,197     18,475,832     19,047,293
  Dividends reinvested...        185,613             --        830,122        168,294      1,089,834        249,788
  Cost of shares
    redeemed.............    (16,456,203)   (28,932,190)    (9,204,553)   (11,265,477)    (7,552,455)    (9,793,096)
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  capital transactions...     (8,775,602)   (16,224,392)    13,059,077     20,270,014     12,013,211      9,503,985
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets.....     35,968,777    (89,864,508)    44,958,460    (13,680,422)    37,721,172    (15,288,725)
                            ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS:
  Beginning of period....    169,692,818    259,557,326    116,328,709    130,009,131     89,012,112    104,300,837
                            ------------   ------------   ------------   ------------   ------------   ------------
  End of period..........   $205,661,595   $169,692,818   $161,287,169   $116,328,709   $126,733,284   $ 89,012,112
                            ============   ============   ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.................        688,270      1,097,203      1,781,724      2,444,775      2,201,610      2,198,728
  Reinvested.............         19,076             --         77,149         11,303        148,277         25,180
  Redeemed...............     (1,541,153)    (2,724,945)      (743,394)      (936,038)      (885,374)    (1,168,301)
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in Shares.........       (833,807)    (1,627,742)     1,115,479      1,520,040      1,464,513      1,055,607
                            ============   ============   ============   ============   ============   ============

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                     BALANCED                        BOND                     GOVERNMENT BOND
                                     PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                            ---------------------------   ---------------------------   ---------------------------
                                YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                2003           2002           2003           2002           2003           2002
                            ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT
  ACTIVITIES:
OPERATIONS:
  Net investment income
    (loss)...............   $  3,857,493   $  4,873,945   $  9,774,630   $  9,917,409   $ 10,131,158   $  9,686,014
  Net realized gains
    (losses) from
    investments..........     (4,489,919)    (7,683,469)      (214,492)       (68,495)        24,400        403,156
  Net change in
    unrealized
    appreciation
    (depreciation) from
    investments..........     26,826,127    (20,325,119)    (2,933,662)     5,091,669     (4,848,094)    10,689,985
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
  resulting from
  operations.............     26,193,701    (23,134,643)     6,626,476     14,940,583      5,307,464     20,779,155
                            ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............     (4,687,998)        (9,877)    (9,873,883)       (29,088)    (9,671,328)       (23,324)
  From net realized gains
    from investment
    transactions.........             --       (270,695)            --       (574,179)            --             --
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder
  distributions..........     (4,687,998)      (280,572)    (9,873,883)      (603,267)    (9,671,328)       (23,324)
                            ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares
    issued...............     10,211,760      6,985,461     32,988,073     32,445,775     21,068,492     43,417,327
  Dividends reinvested...      4,687,998      1,519,699      9,873,883      3,116,497      9,671,328      2,321,337
  Cost of shares
    redeemed.............    (11,967,069)   (26,318,476)   (17,634,769)   (20,391,734)   (23,038,659)    (9,580,058)
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  capital transactions...      2,932,689    (17,813,316)    25,227,187     15,170,538      7,701,161     36,158,606
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets.....     24,438,392    (41,228,531)    21,979,780     29,507,854      3,337,297     56,914,437
                            ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS:
  Beginning of period....    154,801,766    196,030,297    167,766,925    138,259,071    208,305,060    151,390,623
                            ------------   ------------   ------------   ------------   ------------   ------------
  End of period..........   $179,240,158   $154,801,766   $189,746,705   $167,766,925   $211,642,357   $208,305,060
                            ============   ============   ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.................        768,265        503,900      2,862,607      2,887,631      1,799,040      3,850,788
  Reinvested.............        387,758        104,992        873,795        288,616        840,254        218,573
  Redeemed...............       (911,067)    (2,024,374)    (1,529,757)    (1,800,077)    (1,982,732)      (839,772)
                            ------------   ------------   ------------   ------------   ------------   ------------
Change in Shares.........        244,956     (1,415,482)     2,206,645      1,376,170        656,562      3,229,589
                            ============   ============   ============   ============   ============   ============

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

                      (This page intentionally left blank)

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

 74

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    INVESTMENT ACTIVITIES                               DISTRIBUTIONS
                                                 ---------------------------                -------------------------------------
                                                               NET REALIZED
                                     NET ASSET      NET       AND UNREALIZED     TOTAL
                                      VALUE,     INVESTMENT       GAINS           FROM         NET         NET
                                     BEGINNING     INCOME      (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     (LOSS)      INVESTMENTS     ACTIVITIES     INCOME      GAINS     DISTRIBUTIONS
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

MID CAP GROWTH PORTFOLIO
 Period ended December 31, 2003....   $12.34       $(0.04)        $ 3.39         $ 3.35       $   --      $   --       $   --
 Period ended December 31, 2002....    15.45        (0.05)         (3.06)         (3.11)          --          --           --
 Period ended December 31, 2001....    21.23        (0.06)         (2.53)         (2.59)          --       (3.19)       (3.19)
 Period ended December 31, 2000....    20.55        (0.08)          1.34           1.26           --       (0.58)       (0.58)
 Period ended December 31, 1999....    18.52        (0.03)          4.73           4.70           --       (2.67)       (2.67)

MID CAP VALUE PORTFOLIO
 Period ended December 31, 2003....    10.45         0.07           3.33           3.40        (0.07)         --        (0.07)
 Period ended December 31, 2002....    12.68         0.07          (1.55)         (1.48)          --       (0.75)       (0.75)
 Period ended December 31, 2001....    13.16         0.08           0.45           0.53        (0.08)      (0.93)       (1.01)
 Period ended December 31, 2000....    10.39         0.11           2.77           2.88        (0.11)        -(a)       (0.11)
 Period ended December 31, 1999....    10.70         0.11          (0.31)         (0.20)       (0.11)         --        (0.11)

DIVERSIFIED MID CAP PORTFOLIO
 Period ended December 31, 2003....    11.91         0.03           3.59           3.62        (0.03)         --        (0.03)
 Period ended December 31, 2002....    14.49         0.03          (2.61)         (2.58)          --          --           --
 Period ended December 31, 2001....    17.83         0.04          (0.95)         (0.91)       (0.04)      (2.39)       (2.43)
 Period ended December 31, 2000....    15.18         0.06           2.88           2.94        (0.07)      (0.22)       (0.29)
 Period ended December 31, 1999....    14.76         0.03           1.50           1.53        (0.02)      (1.09)       (1.11)

LARGE CAP GROWTH PORTFOLIO
 Period ended December 31, 2003....     9.82         0.03           2.67           2.70        (0.01)         --        (0.01)
 Period ended December 31, 2002....    13.73         0.01          (3.92)         (3.91)          --          --           --
 Period ended December 31, 2001....    20.07        (0.01)         (4.01)         (4.02)          --       (2.32)       (2.32)
 Period ended December 31, 2000....    26.56        (0.03)         (5.93)         (5.96)          --       (0.53)       (0.53)
 Period ended December 31, 1999....    22.63         0.02           6.60           6.62        (0.04)      (2.65)       (2.69)

DIVERSIFIED EQUITY PORTFOLIO
 Period ended December 31, 2003....    11.35         0.10           2.82           2.92        (0.08)         --        (0.08)
 Period ended December 31, 2002....    14.89         0.08          (3.62)         (3.54)          --          --           --
 Period ended December 31, 2001....    16.74         0.07          (1.85)         (1.78)       (0.07)         --        (0.07)
 Period ended December 31, 2000....    17.57         0.07          (0.83)         (0.76)       (0.07)         --        (0.07)
 Period ended December 31, 1999....    17.80         0.10           1.51           1.61        (0.10)      (1.74)       (1.84)

EQUITY INDEX PORTFOLIO
 Period ended December 31, 2003....     7.69         0.11           2.01           2.12        (0.09)         --        (0.09)
 Period ended December 31, 2002....     9.92         0.09          (2.32)         (2.23)          --          --           --
 Period ended December 31, 2001....    11.42         0.09          (1.50)         (1.41)       (0.09)         --        (0.09)
 Period ended December 31, 2000....    12.94         0.13          (1.32)         (1.19)       (0.13)      (0.20)       (0.33)
 Period ended December 31, 1999....    10.97         0.17           2.13           2.30        (0.17)      (0.16)       (0.33)

BALANCED PORTFOLIO
 Period ended December 31, 2003....    12.77         0.32           1.80           2.12        (0.40)         --        (0.40)
 Period ended December 31, 2002....    14.48         0.40          (2.09)         (1.69)         -(a)      (0.02)       (0.02)
 Period ended December 31, 2001....    15.48         0.39          (0.95)         (0.56)       (0.38)      (0.06)       (0.44)
 Period ended December 31, 2000....    15.68         0.39          (0.13)          0.26        (0.45)      (0.01)       (0.46)
 Period ended December 31, 1999....    15.14         0.39           0.83           1.22        (0.38)      (0.30)       (0.68)

BOND PORTFOLIO
 Period ended December 31, 2003....    11.83         0.59          (0.15)          0.44        (0.69)         --        (0.69)
 Period ended December 31, 2002....    10.80         0.70           0.37           1.07          -(a)      (0.04)       (0.04)
 Period ended December 31, 2001....    10.57         0.69           0.23           0.92        (0.69)         --        (0.69)
 Period ended December 31, 2000....     9.98         0.61           0.58           1.19        (0.60)         --        (0.60)
 Period ended December 31, 1999....    10.73         0.60          (0.76)         (0.16)       (0.59)         --        (0.59)

GOVERNMENT BOND PORTFOLIO
 Period ended December 31, 2003....    11.92         0.56          (0.26)          0.30        (0.55)         --        (0.55)
 Period ended December 31, 2002....    10.62         0.55           0.75           1.30          -(a)         --           --
 Period ended December 31, 2001....    10.50         0.61           0.12           0.73        (0.61)         --        (0.61)
 Period ended December 31, 2000....     9.96         0.61           0.55           1.16        (0.62)         --        (0.62)
 Period ended December 31, 1999....    10.64         0.56          (0.70)         (0.14)       (0.54)         --        (0.54)

------------

(a) Amount is less than $0.01.

See notes to financial statements.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

--------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTARY DATA
                                                              -----------------------------------------
                                                                                            RATIO OF
                                                                             RATIO OF         NET
                                         NET ASSET            NET ASSETS,    EXPENSES      INVESTMENT
                                          VALUE,                END OF          TO         INCOME TO
                                          END OF     TOTAL      PERIOD       AVERAGE        AVERAGE
                                          PERIOD     RETURN     (000'S)     NET ASSETS     NET ASSETS
                                         ---------   ------   -----------   ----------   --------------

MID CAP GROWTH PORTFOLIO
  Period ended December 31, 2003........  $15.69     27.15%    $195,606        0.84%         (0.27%)
  Period ended December 31, 2002........   12.34     (20.13)    144,108        0.83          (0.37)
  Period ended December 31, 2001........   15.45     (10.65)    192,708        0.82          (0.37)
  Period ended December 31, 2000........   21.23      5.79      203,070        0.87          (0.40)
  Period ended December 31, 1999........   20.55     25.42      140,451        0.92          (0.21)

MID CAP VALUE PORTFOLIO
  Period ended December 31, 2003........   13.78     32.75      112,372        0.93           0.65
  Period ended December 31, 2002........   10.45     (12.85)     76,913        0.95           0.61
  Period ended December 31, 2001........   12.68      4.80       82,331        0.95           0.67
  Period ended December 31, 2000........   13.16     27.91       65,157        0.95           1.03
  Period ended December 31, 1999........   10.39     (1.84)      28,489        0.95           1.10

DIVERSIFIED MID CAP PORTFOLIO
  Period ended December 31, 2003........   15.50     30.44       59,207        0.94           0.24
  Period ended December 31, 2002........   11.91     (17.81)     43,303        0.95           0.20
  Period ended December 31, 2001........   14.49     (4.03)      50,785        0.95           0.24
  Period ended December 31, 2000........   17.83     19.45       42,554        0.95           0.35
  Period ended December 31, 1999........   15.18     10.50       21,625        0.92           0.26

LARGE CAP GROWTH PORTFOLIO
  Period ended December 31, 2003........   12.51     27.54      205,662        0.81           0.26
  Period ended December 31, 2002........    9.82     (28.48)    169,693        0.92           0.68
  Period ended December 31, 2001........   13.73     (20.28)    259,557        0.81          (0.06)
  Period ended December 31, 2000........   20.07     (22.96)    327,602        0.85          (0.14)
  Period ended December 31, 1999........   26.56     29.26      360,018        0.88           0.08

DIVERSIFIED EQUITY PORTFOLIO
  Period ended December 31, 2003........   14.19     25.93      161,287        0.91           0.85
  Period ended December 31, 2002........   11.35     (23.77)    116,329        0.92           0.68
  Period ended December 31, 2001........   14.89     (10.61)    130,009        0.92           0.49
  Period ended December 31, 2000........   16.74     (4.36)     109,519        0.95           0.40
  Period ended December 31, 1999........   17.57      9.13       71,066        0.95           0.54

EQUITY INDEX PORTFOLIO
  Period ended December 31, 2003........    9.72     27.98      126,733        0.50           1.32
  Period ended December 31, 2002........    7.69     (22.48)     89,012        0.50           1.15
  Period ended December 31, 2001........    9.92     (12.34)    104,301        0.50           0.90
  Period ended December 31, 2000........   11.42     (9.48)      96,305        0.55           1.06
  Period ended December 31, 1999........   12.94     21.11       55,128        0.55           1.67

BALANCED PORTFOLIO
  Period ended December 31, 2003........   14.49     17.20      179,240        0.88           2.37
  Period ended December 31, 2002........   12.77     (11.68)    154,802        0.88           2.77
  Period ended December 31, 2001........   14.48     (3.57)     196,030        0.87           2.60
  Period ended December 31, 2000........   15.48      1.65      208,568        0.90           2.58
  Period ended December 31, 1999........   15.68      8.20      183,980        0.95           2.74

BOND PORTFOLIO
  Period ended December 31, 2003........   11.58      3.87      189,747        0.75           5.50
  Period ended December 31, 2002........   11.83      9.99      167,767        0.75           6.38
  Period ended December 31, 2001........   10.80      8.85      138,259        0.75           6.57
  Period ended December 31, 2000........   10.57     12.20      102,967        0.75           6.12
  Period ended December 31, 1999........    9.98     (1.50)      67,844        0.75           5.86

GOVERNMENT BOND PORTFOLIO
  Period ended December 31, 2003........   11.67      2.54      211,642        0.62           4.76
  Period ended December 31, 2002........   11.92     12.26      208,305        0.63           5.33
  Period ended December 31, 2001........   10.62      7.05      151,391        0.62           5.93
  Period ended December 31, 2000........   10.50     12.00      103,385        0.67           6.25
  Period ended December 31, 1999........    9.96     (1.31)      64,159        0.73           5.68

                                           RATIOS/SUPPLEMENTARY DATA
                                          ---------------------------

                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS      PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER
                                          ---------------   ---------
MID CAP GROWTH PORTFOLIO
  Period ended December 31, 2003........       0.86%          69.36%
  Period ended December 31, 2002........       0.85           76.18
  Period ended December 31, 2001........       0.83           91.65
  Period ended December 31, 2000........       0.87          161.73
  Period ended December 31, 1999........       0.92          167.61
MID CAP VALUE PORTFOLIO
  Period ended December 31, 2003........       0.97           53.98
  Period ended December 31, 2002........       0.98          106.23
  Period ended December 31, 2001........       0.97          103.19
  Period ended December 31, 2000........       1.00          141.27
  Period ended December 31, 1999........       1.02          198.01
DIVERSIFIED MID CAP PORTFOLIO
  Period ended December 31, 2003........       0.98           78.97
  Period ended December 31, 2002........       1.00           29.33
  Period ended December 31, 2001........       0.98           51.60
  Period ended December 31, 2000........       0.99           76.98
  Period ended December 31, 1999........       1.03           58.77
LARGE CAP GROWTH PORTFOLIO
  Period ended December 31, 2003........       0.83           48.81
  Period ended December 31, 2002........       0.93           71.44
  Period ended December 31, 2001........       0.82           74.80
  Period ended December 31, 2000........       0.85           96.20
  Period ended December 31, 1999........       0.88           94.18
DIVERSIFIED EQUITY PORTFOLIO
  Period ended December 31, 2003........       0.93           32.19
  Period ended December 31, 2002........       0.93           17.72
  Period ended December 31, 2001........       0.93           23.67
  Period ended December 31, 2000........       0.95           24.72
  Period ended December 31, 1999........       0.97           91.90
EQUITY INDEX PORTFOLIO
  Period ended December 31, 2003........       0.51            0.62
  Period ended December 31, 2002........       0.51            4.99
  Period ended December 31, 2001........       0.51            1.13
  Period ended December 31, 2000........       0.55            3.51
  Period ended December 31, 1999........       0.58            1.50
BALANCED PORTFOLIO
  Period ended December 31, 2003........       0.89           35.61
  Period ended December 31, 2002........       0.89           29.05
  Period ended December 31, 2001........       0.88           34.45
  Period ended December 31, 2000........       0.90           33.38
  Period ended December 31, 1999........       0.95           60.13
BOND PORTFOLIO
  Period ended December 31, 2003........       0.81           21.40
  Period ended December 31, 2002........       0.81           25.68
  Period ended December 31, 2001........       0.79           22.83
  Period ended December 31, 2000........       0.80            6.62
  Period ended December 31, 1999........       0.85            7.50
GOVERNMENT BOND PORTFOLIO
  Period ended December 31, 2003........       0.63           22.82
  Period ended December 31, 2002........       0.63           16.09
  Period ended December 31, 2001........       0.62           24.85
  Period ended December 31, 2000........       0.67           25.17
  Period ended December 31, 1999........       0.73           55.15

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 76

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

   One Group Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Diversified Mid Cap Portfolio, the Large Cap Growth Portfolio, the Diversified Equity Portfolio, the Equity Index Portfolio, the Balanced Portfolio, the Bond Portfolio and the Government Bond Portfolio, (individually a "Portfolio", collectively the "Portfolios").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumption that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Listed securities are valued at the closing prices as determined by the primary exchange where such securities are traded. Unlisted securities or listed securities for which latest sales prices are not available are valued at the mean of the latest bid and ask price on the principal exchange market or where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments for which the above valuation procedures are inappropriate or deemed not to reflect fair value are stated at fair value as determined in good faith under procedures approved by the Board of Trustees.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as futures involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, and an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Portfolios enter into these contracts primarily as a means to hedge against adverse fluctuation in the value of securities held or planned to be purchased by the Portfolios.

     FUTURES CONTRACTS

     The Portfolios may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by a Portfolio based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

     Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying index. The Funds recognize a gain or loss equal to the variation margin.

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     The following is a summary of futures outstanding as of December 31, 2003:

                                                              NUMBER OF    OPENING     CURRENT MARKET
       FUND                           CONTRACT TYPE           CONTRACTS   POSITIONS        VALUE
       ----                    ----------------------------   ---------   ---------    --------------
       Equity Index Portfolio   S&P 500, March 2004 Futures       4       $1,045,530     $1,110,600

     INDEXED SECURITIES

     The Portfolios, other than Equity Index Portfolio, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currency, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

     REPURCHASE AGREEMENTS

     The Portfolios may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corporation, to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain the collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited. The Portfolios, along with certain other affiliates of the Portfolios, may transfer uninvested cash balances into one or more joint trading accounts. The balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Treasury or U.S. government agency obligations.

     SECURITIES LENDING

     To generate additional income, each Portfolio may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The cash collateral received by the Funds was pooled and at December 31, 2003, was invested in Repurchase Agreements (with interest rates of 1.07% and maturity dates of January 2, 2004) and Master Notes (with interest rates ranging from 1.14% to 1.30% and maturity dates of January 2, 2004). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments. Bank One Trust Company N.A., an affiliate of the Advisor, serves as sub-custodian for the securities lending program. Bank One Trust Company, NA

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 78

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     receives a sub-custody fee based on the value of collateral received from borrowers. As of December 31, 2003, the following Portfolios had securities with the following market values on loan and for the year then ended, these Portfolios paid the following amounts to Bank One Trust Company, N.A.:

                                                               SUB-CUSTODY     MARKET VALUE      MARKET VALUE OF
       FUND                                                     FEES PAID     OF COLLATERAL*    LOANED SECURITIES
       ----                                                    -----------    --------------    -----------------
       Mid Cap Growth Portfolio..............................    $17,373       $26,838,816         $26,308,865
       Mid Cap Value Portfolio...............................      6,588         7,520,539           7,372,049
       Diversified Mid Cap Portfolio.........................      4,344         4,112,772           4,031,565
       Large Cap Growth Portfolio............................      9,931         6,453,951           6,326,521
       Diversified Equity Portfolio..........................      5,623         3,791,092           3,716,236
       Equity Index Portfolio................................      7,526         9,439,830           9,253,443
       Balanced Portfolio....................................     13,594        23,954,922          23,482,284
       Bond Portfolio........................................     14,629        12,060,408          11,812,647
       Government Bond Portfolio.............................     11,936        20,216,831          19,777,377

     -----------------
     * Includes securities and cash collateral

     SECURITIES TRANSACTIONS AND RELATED INCOME

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes. Amortization and accretion are calculated using the effective interest method.

     EXPENSES

     Direct expenses of a Portfolio are allocated to that Portfolio. The general expenses of the Trust are allocated proportionately among the respective Portfolios based on relative net assets of each Portfolio or another reasonable basis.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

     FEDERAL INCOME TAX

     Each Portfolio intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, of the following annual percentages of the average daily net assets of each Portfolio:

    FUND                                                            ADVISORY FEE
    ----                                                            ------------
    Mid Cap Growth Portfolio....................................        0.65%
    Mid Cap Value Portfolio.....................................        0.74%
    Diversified Mid Cap Portfolio...............................        0.74%
    Large Cap Growth Portfolio..................................        0.65%
    Diversified Equity Portfolio................................        0.74%
    Equity Index Portfolio......................................        0.30%
    Balanced Portfolio..........................................        0.70%
    Bond Portfolio..............................................        0.60%
    Government Bond Portfolio...................................        0.45%

   The Trust and One Group Administrative Services, Inc., (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.18% on the first $250 million in Trust average daily net assets (other than the assets in the Equity Index Portfolio) and 0.14% on Trust average daily net assets of over $250 million (other than the assets in the Equity Index Portfolio). The Administrator is entitled to a fee at the rate of 0.14% of the Equity Index Portfolio's average daily net assets.

   The Advisor has contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses to 0.98% for the Mid Cap Growth and Balanced Portfolios, 0.95% for the Mid Cap Value, Diversified Mid Cap, Large Cap Growth and Diversified Equity Portfolios, 0.55% for the Equity Index Portfolio, and 0.75% for the Bond and Government Bond Portfolios.

   When the Portfolios invest in other One Group Money Market Funds, the Advisor and the Administrator will waive a portion of its fees. These waivers effectively reduce the advisory and administrative fees paid by the Portfolios, and are reflected in waivers on the Statements of Operations.

   Certain officers of the Trust are affiliated with the Advisor and the Administrator. Such officers receive no compensation from the Portfolios for serving in their respective roles.

   On January 14, 2004, J.P. Morgan Chase & Co. and Bank One Corporation entered into an agreement which provides for the merger of Bank One Corporation into J.P. Morgan Chase & Co. This merger is expected to be completed in mid-2004. The Advisor, Administrator and the Distributor are subsidiaries of Bank One Corporation.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

4. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and financial futures) for the period ended December 31, 2003, were as follows:

    FUND                                                           PURCHASES        SALES
    ----                                                          -----------    -----------
    Mid Cap Growth Portfolio....................................  121,914,994    113,442,170
    Mid Cap Value Portfolio.....................................   54,247,622     47,128,388
    Diversified Mid Cap Portfolio...............................   39,273,315     37,045,984
    Large Cap Growth Portfolio..................................   87,063,649     99,618,915
    Diversified Equity Portfolio................................   55,802,854     42,306,966
    Equity Index Portfolio......................................   14,444,197        627,122

Continued

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 80

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

    FUND                                                           PURCHASES        SALES
    ----                                                          -----------    -----------
    Balanced Portfolio..........................................   60,201,892     56,902,059
    Bond Portfolio..............................................   58,284,559     36,929,319
    Government Bond Portfolio...................................  50,745 ,797     46,917,615

5. FEDERAL TAX INFORMATION:

   The tax character of distributions paid during the fiscal years ended December 31, 2003 and 2002, respectively, were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands)

                                                DISTRIBUTIONS PAID FROM:
                                               --------------------------
                                                  NET         NET LONG          TOTAL          TAX           TOTAL
                                               INVESTMENT       TERM           TAXABLE      RETURN OF    DISTRIBUTIONS
      FOR THE YEAR ENDED DECEMBER 31, 2003       INCOME     CAPITAL GAINS   DISTRIBUTION     CAPITAL         PAID
      ------------------------------------     ----------   -------------   -------------   ----------   -------------
    Mid Cap Value Portfolio..................    $  501         $--            $  501          $--          $  501
    Diversified Mid Cap Portfolio............        95          --                95           --              95
    Large Cap Growth Portfolio...............       186          --               186           --             186
    Diversified Equity Portfolio.............       830          --               830           --             830
    Equity Index Portfolio...................     1,090          --             1,090           --           1,090
    Balanced Portfolio.......................     4,688          --             4,688           --           4,688
    Bond Portfolio...........................     9,874          --             9,874           --           9,874
    Government Bond Portfolio................     9,671          --             9,671           --           9,671

                                                DISTRIBUTIONS PAID FROM:
                                               --------------------------
                                                  NET         NET LONG          TOTAL       TAX RETURN       TOTAL
                                               INVESTMENT       TERM           TAXABLE          OF       DISTRIBUTIONS
      FOR THE YEAR ENDED DECEMBER 31, 2002       INCOME     CAPITAL GAINS   DISTRIBUTION     CAPITAL         PAID
      ------------------------------------     ----------   -------------   -------------   ----------   -------------
    Mid Cap Value Portfolio..................    $2,433        $2,735          $5,168           $--         $5,168
    Diversified Mid Cap Portfolio............        22            --              22           --              22
    Diversified Equity Portfolio.............       168            --             168           --             168
    Equity Index Portfolio...................       250            --             250           --             250
    Balanced Portfolio.......................     1,249           271           1,520           --           1,520
    Bond Portfolio...........................     2,566           551           3,117           --           3,117
    Government Bond Portfolio................     2,321            --           2,321           --           2,321

Continued
ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis was as follows: (The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.) (amounts in thousands)

                                                UNDISTRIBUTED
                                UNDISTRIBUTED     LONG-TERM                                   ACCUMULATED      UNREALIZED
                                  ORDINARY         CAPITAL      ACCUMULATED   DISTRIBUTIONS   CAPITAL AND    APPRECIATION/
                                   INCOME           GAINS        EARNINGS        PAYABLE      OTHER LOSSES   (DEPRECIATION)
                                -------------   -------------   -----------   -------------   ------------   --------------
Mid Cap Growth Portfolio......     $    --          $--          $     --         $--           $(47,599)       $33,575
Mid Cap Value Portfolio.......         596           --               596          --             (2,380)        22,211
Diversified Mid Cap
  Portfolio...................         118           --               118          --             (7,660)        11,924
Large Cap Growth Portfolio....         479           --               479          --           (126,980)        (1,074)
Diversified Equity
  Portfolio...................       1,156           --             1,156          --            (18,090)         4,759
Equity Index Portfolio........       1,376           --             1,376          --             (5,518)       (12,657)
Balanced Portfolio............       3,987           --             3,987          --            (11,516)         5,396
Bond Portfolio................       9,938           --             9,938          --               (402)         7,203
Government Bond Portfolio.....      10,312           --            10,312          --               (183)         8,882

                                   TOTAL
                                ACCUMULATED
                                 EARNINGS/
                                 (DEFICIT)
                                -----------
Mid Cap Growth Portfolio......   $(14,024)
Mid Cap Value Portfolio.......     20,427
Diversified Mid Cap
  Portfolio...................      4,382
Large Cap Growth Portfolio....   (127,575)
Diversified Equity
  Portfolio...................    (12,175)
Equity Index Portfolio........    (16,799)
Balanced Portfolio............     (2,133)
Bond Portfolio................     16,739
Government Bond Portfolio.....     19,011

   As of December 31, 2003, the following Portfolios had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

                                                                               EXPIRES
                                                                  ---------------------------------
    FUND                                                          2008    2009      2010      2011     TOTAL
    ----                                                          ----   -------   -------   ------   -------
    Mid Cap Growth Portfolio....................................  $ --   $14,935   $27,598   $5,066   $47,599
    Mid Cap Value Portfolio.....................................    --        --       543    1,837     2,380
    Diversified Mid Cap Portfolio...............................    --       266     3,676    3,718     7,660
    Large Cap Growth Portfolio..................................    --    61,195    50,266   15,519   126,980
    Diversified Equity Portfolio................................   679     2,312     9,616    5,483    18,090
    Equity Index Portfolio......................................   380     1,096     4,042       --     5,518
    Balanced Portfolio..........................................    --        --     6,852    4,664    11,516
    Bond Portfolio..............................................    --        --        25      377       402
    Government Bond Portfolio...................................    25        --        --      158       183

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations (unaudited).

    FUND                                                           AMOUNT
    ----                                                           ------
    Mid Cap Value Portfolio.....................................    100%
    Diversified Mid Cap Portfolio...............................    100
    Large Cap Growth Portfolio..................................    100
    Diversified Equity Portfolio................................    100
    Equity Index Portfolio......................................    100
    Balanced Portfolio..........................................     35

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 82

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of
One Group Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Diversified Mid Cap Portfolio, Large Cap Growth Portfolio, Diversified Equity Portfolio, Equity Index Portfolio, Balanced Portfolio, Bond Portfolio, and Government Bond Portfolio (nine separate portfolios constituting the One Group Investment Trust, hereafter referred to as the "Trust") at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 13, 2004

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

TRUSTEES

NAME AND ADDRESS(1)
BIRTHDATE
TIME SERVED WITH                                                                              OTHER DIRECTORSHIPS
THE TRUST                           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS             HELD BY TRUSTEE
----------------------------  ------------------------------------------------------------  -----------------------
Peter C. Marshall             From March 2002 to present, self-employed as a business                None
12/10/42                      consultant; March 2000 to February 2002, Senior Vice
5/16/94-present               President, W.D. Hoard, Inc. (corporate parent of DCI
                              Marketing, Inc.); November 1993 to March 2000, President DCI
                              Marketing, Inc.


Frederick W. Ruebeck          Since April 2000, Advisor, Jerome P. Green & Associates, LLC           None
10/8/39                       (a broker-dealer); January 2000 to April 2000, self-employed
5/16/94-present               as a consultant; June 1988 to December 1999, Director of
                              Investments, Eli Lilly and Company.


Robert A. Oden, Jr.           From July 2002 to present, President, Carleton College; 1995           None
9/11/46                       to July 2002, President, Kenyon College.
6/25/97-present


John F. Finn                  Since 1975, President, Gardner, Inc. (wholesale distributor          Director,
11/15/47                      to outdoor power equipment industry).                          Cardinal Health, Inc.
5/21/98-present


Marilyn McCoy                 Since 1985,Vice President of Administration and Planning,              None
3/18/48                       Northwestern University.
4/28/99-present


Julius L. Pallone             Since 1994, President, J.L. Pallone Associates (insurance              None
5/26/30                       consultant).
4/28/99-present


Donald L. Tuttle              Since 1995, Vice President, Association for Investment                 None
10/6/34                       Management and Research.
4/28/99-present

------------
(1) The address of each Trustee is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Trustee is indefinite except in the case of Mr. Pallone whose term expires on June 30, 2005. As of December 31, 2003, there were 58 portfolios within the Fund complex.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

 84

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

OFFICERS

NAME AND ADDRESS(1)
BIRTHDATE
POSITION HELD AND
TIME SERVED WITH THE TRUST           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------------------   ------------------------------------------------------------
David J. Kundert               Since 1995, Chairman and Chief Executive Officer, Bank One
10/28/42                       Investment Management Group. Since 1992, President and Chief
President                      Executive Officer, Banc One Investment Advisors Corporation.
10/15/03-present               Director, Banc One Investment Advisors Corporation, One
                               Group Dealer Services, Inc., and One Group Administrative
                               Services, Inc.


Nadeem Yousaf                  From August 1999 to present, Vice President, Financial
1/26/69                        Services, BISYS Fund Services, Inc. From March 1997 to June
Treasurer                      1999, Director of Canadian Operations, Investor Bank and
11/13/03-present               Trust.


Beverly J. Langley             From June 1992 to present, Senior Compliance Director of
10/4/56                        Banc One Investment Advisors Corporation.
Vice President
8/15/02-present


Scott E. Richter               From February 2003 to present, Senior Associate General
7/4/56                         Counsel, Bank One Corporation. From November 1998 to January
Secretary                      2003, Deputy General Counsel, Institutional Division,
10/15/03-present               INVESCO. From January 1997 to October 1998, Associate
                               General Counsel, Piper Capital Management.


Jessica K. Ditullio            From January 2000 to present, First Vice President and
9/19/62                        Counsel, Bank One Corporation; August 1990 to January 2000,
Assistant Secretary            Counsel, Bank One Corporation.
1/1/00-present


Nancy E. Fields                From October 1999 to present, Director, Mutual Fund
6/22/49                        Administration, One Group Administrative Services, Inc. and
Assistant Secretary            Senior Project Manager, Mutual Funds, One Group Dealer
1/1/00-present                 Services, Inc. From July 1999 to October 1999, Project
                               Manager, One Group, Banc One Investment Advisors Corp. From
                               January 1998 to July 1999, Vice President, Ohio Bankers
                               Association. From July 1990 through December 1997, Vice
                               President, Client Services, BISYS Fund Services, Inc.

------------
(1) The address of each officer is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Officer is indefinite. As of December 31, 2003, there were 58 portfolios within the Fund complex.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

INVESTMENT TRUST ANNUAL REPORT
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES
HYPOTHETICAL $10,000 INVESTMENT AT BEGINNING OF PERIOD
(RETURNS INCLUDE EXPENSES)
(UNAUDITED)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees, and other Portfolio expenses. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and compare this cost with the ongoing costs of investing in other mutual funds. The examples assume that you had a $10,000 investment in the Portfolio at the beginning of the year and continued to hold your shares at the end of the year. The examples also assume that all dividends and distributions have been reinvested.

The examples use the actual net operating expenses applicable to that Portfolio for the period January 1, 2003 through December 31, 2003. The examples contain two sets of numbers, one using the actual return earned by the Portfolio during the year ended December 31 2003, and one using a hypothetical 5% annual return.

Please note that the examples do not reflect any separate account charges. If these charges were included, your costs would have been higher.

                                                                     INVESTMENT        ADMINISTRATION       OTHER       TOTAL NET
                                                  TOTAL RETURN    ADVISORY FEES(1)        FEES(2)        EXPENSES(3)    EXPENSES
                                                  ------------    -----------------    --------------    ------------   ---------
MID CAP GROWTH PORTFOLIO
  Actual period return .........................     27.15%              $74                 17               5           $ 96
  Hypothetical return ..........................      5.00%              $67                 15               4           $ 86
MID CAP VALUE PORTFOLIO
  Actual period return .........................     32.75%              $86                 17               5           $108
  Hypothetical return ..........................      5.00%              $76                 15               4           $ 95
DIVERSIFIED MID CAP PORTFOLIO
  Actual period return .........................     30.44%              $85                 17               6           $108
  Hypothetical return ..........................      5.00%              $76                 15               6           $ 97
LARGE CAP GROWTH PORTFOLIO
  Actual period return .........................     27.54%              $74                 17               2           $ 93
  Hypothetical return ..........................      5.00%              $67                 15               2           $ 84
DIVERSIFIED EQUITY PORTFOLIO
  Actual period return .........................     25.93%              $84                 17               3           $104
  Hypothetical return ..........................      5.00%              $76                 15               2           $ 93
EQUITY INDEX PORTFOLIO
  Actual period return .........................     27.98%              $34                 16               7           $ 57
  Hypothetical return ..........................      5.00%              $31                 14               7           $ 52
BALANCED PORTFOLIO
  Actual period return .........................     17.20%              $76                 16               3           $ 95
  Hypothetical return ..........................      5.00%              $72                 15               3           $ 90
BOND PORTFOLIO
  Actual period return .........................      3.87%              $57                 15               4           $ 76
  Hypothetical return ..........................      5.00%              $57                 15               4           $ 76
GOVERNMENT BOND PORTFOLIO
  Actual period return .........................      2.54%              $46                 15               3           $ 64
  Hypothetical return ..........................      5.00%              $46                 15               3           $ 64

------------

(1) Investment Advisory Fees are paid to Banc One Investment Advisors Corporation, an indirect wholly-owned subsidiary of Bank One Corporation, for investment advisory services. See Notes to Financial Statements for details.

(2) Administration Fees are paid to One Group Administrative Services, Inc., an affiliate of Bank One Corporation, for various administrative services, including among other things fund accounting, providing office space for the Portfolios, preparing and filing various forms required by the Securities and Exchange Commission, and working with the other service providers to the Portfolios to implement policies established by the Board of Trustees. See Notes to Financial Statements for details.

(3) Other Expenses are paid to various service providers that are generally not affiliated with Bank One Corporation. The total dollar amount of these expenses for each Portfolio is shown in the Statement of Operations and includes items such as (i) custodian fees, (ii) legal fees, (iii) audit fees, (iv) Trustees fees and expenses, (v) transfer agent fees, and (vi) printing and mailing fees.

ONE GROUP INVESTMENT TRUST            ANNUAL REPORT            December 31, 2003

ANNUAL REPORT

                                                    [ONE GROUP INVESTMENTS LOGO]

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (A)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE PETER C. MARSHALL AND DONALD
L. TUTTLE. BOTH EXPERTS ARE "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

                  AUDIT FEES
                  ----------
                  2002 - $79,700
                  2003 - $83,575

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  AUDIT-RELATED FEES
                  ------------------
                  2002 - N/A
                  2003 - N/A

                  For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  TAX FEES
                  --------
                  2002 - $13,061
                  2003 - $24,350

                  The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the registrant for the tax years ended December 31, 2002 and December 31, 2003.

                  For the last two fiscal years, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                  ALL OTHER FEES
                  --------------
                  2002 - N/A
                  2003 - N/A

                  For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                  Pursuant to the registrant's Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services, the Audit Committee pre-approves all audit and non-audit services performed by the registrant's independent auditor for the registrant. If a request for pre-approval of services to be performed by the independent auditor is determined to be untimely, a member of the Audit Committee may be appointed as the Committee's delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the Delegate will be granted for a period of no more than one year and will be reviewed by the Audit Committee at a meeting held no later than the next regularly scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. In addition, the Audit Committee will pre-approve the auditor's engagement for non-audit services with the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.


                  (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                  2002 - N/A
                  2003 - None

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                  2002 - $736,145
                  2003 - $745,419

         These fees include $13,061 and $24,350 of tax fees billed in connection with preparing the federal regulated investment company income tax returns for the registrant for the tax years ended December 31, 2002 and December 31, 2003, respectively. The tax fees are also disclosed in Item 4(c).

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         The Audit Committee has considered whether the provision of non-audit services by the registrant's principal accountant that were rendered to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
                  Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.   [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.


         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act. CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      One Group Investment Trust
            -------------------------------------------------------------------

By (Signature and Title)*  /s/ George C. W. Gatch, President
                         ------------------------------------------------------

Date    March 8, 2005
      -------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ George C. W. Gatch, President
                         ------------------------------------------------------

Date    March 8, 2005
      -------------------

By (Signature and Title)*  /s/ Stephanie J. Dorsey, Treasurer
                         ------------------------------------------------------

Date    March 8, 2005
      -------------------



* Print the name and title of each signing officer under his or her signature.